--------------------------------------------------------------------------------

                          IMPORTANT NOTICE - CORRECTION

Previously the footnote definition of Weighted Average P/E stated that negative earners were included in the ratio calculation. Negative earners are excluded and the definition now reads:

      The Weighted Average P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                              (LOGO) ARTISAN FUNDS

                         INVESTMENT MANAGEMENT PRACTICED
                   WITH INTELLIGENCE AND DISCIPLINE IS AN ART

    WWW.ARTISANFUNDS.COM o 800.344.1770 o Securities offered through Artisan
                         Distributors LLC, member NASD

--------------------------------------------------------------------------------

                              --------------------
                                     (LOGO)
                                    ARTISAN
                              --------------------
                                  SEMI-ANNUAL
                                     REPORT

                               DECEMBER 31, 2001
                              --------------------
                               INTERNATIONAL FUND
                                  MID CAP FUND
                               MID CAP VALUE FUND
                                 SMALL CAP FUND
                              SMALL CAP VALUE FUND
                              --------------------

                                INVESTOR SHARES

                             INVESTMENT MANAGEMENT
                          PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART/R

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of December 31, 2001. That information and those views may change and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan International Fund and Artisan Mid Cap Fund offer institutional classes of shares for institutional investors meeting certain minimum investment requirements. A report on each institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

---------------------------------------------------------------TABLE OF CONTENTS

TABLE OF CONTENTS

-------------------------------------  --------------------------------------
      LETTER FROM THE PRESIDENT        44  STATEMENTS OF ASSETS & LIABILITIES
-------------------------------------  --------------------------------------
-------------------------------------  --------------------------------------
  2   LETTERS TO SHAREHOLDERS          46  STATEMENTS OF OPERATIONS
-------------------------------------  --------------------------------------
  2     Artisan International Fund
-------------------------------------  --------------------------------------
  6     Artisan Mid Cap Fund           48  STATEMENTS OF CHANGES IN
-------------------------------------      NET ASSETS
 10     Artisan Mid Cap Value Fund
-------------------------------------  --------------------------------------
 14     Artisan Small Cap Fund
-------------------------------------  --------------------------------------
 18     Artisan Small Cap Value Fund   50  FINANCIAL HIGHLIGHTS
-------------------------------------  --------------------------------------
-------------------------------------
 22   SCHEDULES OF INVESTMENTS
-------------------------------------  --------------------------------------
 22     Artisan International Fund     52  NOTES TO
-------------------------------------      FINANCIAL STATEMENTS
 27     Artisan Mid Cap Fund           --------------------------------------
-------------------------------------  --------------------------------------
 31     Artisan Mid Cap Value Fund     58  NOTES ON PORTFOLIO STATISTICS
-------------------------------------  --------------------------------------
 34     Artisan Small Cap Fund
-------------------------------------  --------------------------------------
 39     Artisan Small Cap Value Fund   59  PRIVACY STATEMENT*
-------------------------------------  --------------------------------------

*The ARTISAN PRIVACY STATEMENT describes how we protect your privacy when we receive information about you, and the measures we take to safeguard that information. The full Privacy Statement may be viewed on page 59.

----------------------------------------------------AVERAGE ANNUAL TOTAL RETURNS

                                                                        SINCE
                                               1-YEAR  3-YEAR 5-YEAR  INCEPTION
                                               ------  ------ ------  ---------
ARTISAN INTERNATIONAL FUND(inception 12/28/95) -15.86% 10.90% 13.28%    16.52%
--------------------------------------------------------------------------------
ARTISAN MID CAP FUND(inception 6/27/97)         -3.05  24.86    N/A     30.52
--------------------------------------------------------------------------------
ARTISAN MID CAP VALUE FUND(inception 3/28/01)    N/A    N/A     N/A     6.93*
--------------------------------------------------------------------------------
ARTISAN SMALL CAP FUND(inception 3/28/95)       12.21   9.66   6.95     11.44
--------------------------------------------------------------------------------
ARTISAN SMALL CAP VALUE FUND(inception 9/29/97) 15.04  17.07    N/A     11.00
--------------------------------------------------------------------------------
  As of 12/31/01.
* Not Annualized

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, A FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in a Fund, when redeemed, may be worth more or less than their original cost.

ARTISAN INTERNATIONAL FUND: International investments involve special risks, including currency fluctuation, sometimes lower liquidity, economic and political risks, different accounting methods and higher transaction costs. The Fund invests in growth stocks, which may fall out of favor with investors and underperform other asset types during a given period.

ARTISAN MID CAP FUND: The Fund invests in growth stocks of medium-sized companies, which tend to be more volatile than those of large companies, and have underperformed the stocks of small and large companies during some periods. Growth stocks may fall out of favor with investors and underperform other asset types during a given period.

ARTISAN MID CAP VALUE FUND: The Fund invests in value stocks of medium-sized companies, which tend to be more volatile than those of large companies during some periods. Value stocks may fall out of favor with investors and underperform other asset types during a given period. Mid Cap Value Fund's investment in a single IPO made a material contribution to the Fund's performance. IPO investments are not an integral component of the Fund's investment process and may not be available in the future. The Fund's return reflects the adviser's expense limitation agreement, which may be terminated at any time. The Adviser's expense limitation agreement has been in effect since the Fund's inception and has had a material impact on the Fund's total return, which would be lower in its absence.

ARTISAN SMALL CAP FUND AND ARTISAN SMALL CAP VALUE FUND: Stocks of smaller companies may present additional risks including a shorter history of operations, higher volatility and less liquidity. Artisan Small Cap Fund invests in growth stocks, which may fall out of favor with investors and underperform other asset types during a given period. Artisan Small Cap Value Fund invests in value stocks, which may fall out of favor with investors and underperform other asset types during a given period.

All of these risks are discussed in the Funds' prospectus. Please read it carefully before you invest or send money.

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                     (PHOTO)
                                 Michael C. Roos
                                    President


"Although buffeted by market volatility, we are pleased to report our Funds generally held their own when compared to their benchmarks and peer groups."

Dear Fellow Shareholders,

During the second half of 2001, a slowing economy and volatile markets occupied our thoughts until September 11, when the world was shaken by the horrific terrorist acts on U.S. soil. Markets reacted with rapid drops that left investors wondering if a recovery would ever occur. Although buffeted by market volatility, we are pleased to report our Funds generally held their own when compared to their benchmarks and peer groups.

While we are unable to predict when the markets will "settle down" or stage "a recovery", we believe that investors attempting to "time" the market may increase their risk. Uncertainty - in an economy, in politics or individual companies - can breed volatility that causes markets or individual stocks to decline dramatically, sometimes without warning, even in the best of times.

In our opinion, time can be one of an investor's greatest allies and a long-term approach is one of the most important strategies in attaining investment goals. A diversified portfolio using a long-term strategy has the ability to benefit from swings in the market. Investing in various asset classes and investment styles may soften market volatility and help ensure participation as sectors and styles move in and out of favor.

The six-month period also brought some other items of note...

On December 21, we introduced Artisan International Small Cap Fund. Managed by Lead Portfolio Mark Yockey and a team of Associate Portfolio Managers, the Fund invests primarily in foreign companies with market capitalizations of less than $3 billion. To maintain the small-cap nature of the Fund's investment approach, it will close to most new investors when assets are about $500 million.

Artisan Mid Cap Fund announced it will close to most new investors when assets reach about $2.2 billion. The Fund will close to limit the growth of its assets and preserve the management team's ability to manage the Fund effectively for existing shareholders. In addition, in recognition of his contributions as an analyst on the Fund, Jim Hamel was named Associate Portfolio Manager in October.

Artisan Mid Cap Value Fund also had a management change. Scott Satterwhite and Jim Kieffer, Portfolio Co-Managers of Artisan Small Cap Value Fund, took the helm of the Fund in November, replacing Marina Carlson, who is dedicating her talents full-time to Artisan Small Cap Fund.

In an effort to minimize stock overlap between Mid Cap Value and Small Cap Value, the investment parameters for Artisan Small Cap Value Fund changed. It must now invest at least 80% of its assets in companies with market capitalizations of less than $1.2 billion. The previous limit was $1.5 billion.

In the realm of shareholder services, our redesigned website deserves special mention. If you're among the large and growing number of investors who are using the site, please let us know what you think. If you haven't yet paid a visit, you're cordially invited. You'll find us at www.artisanfunds.com.

From portfolio management to shareholder services, we understand the magnitude of our responsibility to you. Thank you for the confidence you've shown in Artisan Funds. We'll continue to do our utmost to help you reach your investment goals.

                 Sincerely,

                 /s/Michael C. Roos


                 Michael C. Roos
                 President

A FEW HIGHLIGHTS TO NOTE

------------------------------------------------------------------------NEW FUND
INTRODUCING
ARTISAN INTERNATIONAL SMALL CAP FUND

ARTISAN INTERNATIONAL SMALL CAP FUND, our sixth no-load mutual fund, opened December 21, 2001. The Fund seeks maximum long-term capital growth using a bottom-up investment process to construct a portfolio of growth stocks of smaller international companies.

The Fund is managed by MARK L. YOCKEY, CFA, Lead Portfolio Manager, who has been Portfolio Manager of Artisan International Fund since its inception in December 1995. Joining Mark are four Associate Portfolio Managers: LINDA Y. BA, MICHAEL
D. CARRUTHERS, CHARLES H. HAMKER, and STANLEY T. SHPETNER, CFA. Ms. Ba and Messrs. Carruthers, Hamker and Shpetner are Equity Analysts on Artisan's International team. To order Fund information and a prospectus, please return the attached postcard, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM.

----------------------------------------------------------------MID CAP TO CLOSE
ARTISAN MID CAP FUND
TO CLOSE TO MOST NEW INVESTORS

Artisan Mid Cap Fund expects to close to most new investors when the Fund's total net assets reach approximately $2.2 billion. As of January 31, 2002, the Fund had total assets of $2.06 billion.

The Fund will close to limit the growth of its assets and preserve the management team's ability to manage the Fund effectively for existing shareholders. Existing shareholders will be able to continue to invest after the Fund is closed. The Fund will accept new accounts only from investors who satisfy new account eligibility requirements. Eligibility is discussed on page 30 of the prospectus dated November 1, 2001, under the section "Who is Eligible to Invest in a Closed Artisan Fund?" and on our website, WWW.ARTISANFUNDS.COM. Call us at 800.344.1770 if you have questions about your ability to invest, or visit our website, WWW.ARTISANFUNDS.COM.

---------------------------------------------------------------NEW FUND MANAGERS
ARTISAN MID CAP VALUE FUND
NEW PORTFOLIO MANAGEMENT TEAM

SCOTT C. SATTERWHITE, CFA and JAMES C. KIEFFER, CFA, became co-managers of Artisan Mid Cap Value Fund on November 19, 2001. Mr. Satterwhite is a Managing Director of Artisan Partners and a Vice President of Artisan Funds and has been Portfolio Co-Manager of Artisan Small Cap Value Fund and Artisan Partners' small-cap value strategy since inception. Mr. Kieffer is a Managing Director of Artisan Partners and a Vice President of Artisan Funds, and has been Portfolio Co-Manager of Artisan Small Cap Value Fund since July 2000.

---------------------------------------------------------CHANGE IN CLOSING LEVEL
ARTISAN SMALL CAP FUND
CHANGE IN ANTICIPATED CLOSING LEVEL

Artisan Small Cap Fund intends to close to most new investors when it reaches about $400 million in total assets, an increase from the previously announced closing level of $300 million.

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

ARTISAN
INTERNATIONAL
FUND

INVESTMENT APPROACH-------------------------------------------------------------

The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.

PERFORMANCE---------------------------------------------------------------------

Artisan International Fund received a (5 stars) Overall Morningstar Rating/TM, (4 stars) for the 3-year period, and (5 stars) for the 5-year period. Ratings are as of 1/31/02 among international equity funds (3 years - 1,376 funds and 5 years - 912 funds).(1)

(1) See page 58 for more information about Morningstar/TM ratings.

International markets rallied during the fourth quarter but both economic and political uncertainties led most foreign markets to end the second half of 2001 with modest losses. For the six-month period, Artisan International Fund declined 5.65%. Its benchmark, the Morgan Stanley Capital International EAFE Index (EAFE) fell 7.72%, and its peer group, as measured by the Lipper International Funds Index, lost 7.77%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 12/31/01)

                             [CHART APPEARS HERE]

                   ARTISAN INTERNATIONAL FUND ($25,064)
                   EAFE Index ($11,088)
                   Lipper International Funds Index ($13,144)

                       ARTISAN                          Lipper
                    INTERNATIONAL       EAFE         International
                        FUND           Index          Funds Index
                   --------------- ---------------  ---------------
12/28/95               10,000          10,000           10,000
                       10,000          10,000           10,025
                       10,910          10,289           10,467
                       12,080          10,452           10,895
                       12,220          10,439           10,903
12/96                  13,437          10,605           11,472
                       14,154          10,439           11,756
                       14,607          11,793           13,072
                       14,840          11,710           13,322
12/97                  13,903          10,793           12,303
                       16,714          12,381           14,129
                       18,131          12,512           14,249
                       14,717          10,734           12,001
12/98                  18,376          12,952           13,861
                       20,439          13,132           14,039
                       21,283          13,465           14,818
                       22,343          14,056           15,318
12/99                  33,314          16,444           19,105
                       39,182          16,427           19,223
                       35,254          15,776           18,320
                       31,338          14,503           16,976
12/00                  29,787          14,114           16,293
                       25,965          12,176           14,168
                       26,564          12,016           14,251
                       22,823          10,365           12,120
12/01                  25,064          11,088           13,144


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/01)
--------------------------------------------------------------------------------
                                                                      SINCE
FUND / INDEX                          1-YEAR          5-YEAR        INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund            -15.86%         13.28%         16.52%
--------------------------------------------------------------------------------
EAFE Index                             -21.44           0.89           1.73
--------------------------------------------------------------------------------
Lipper International Funds Index       -19.33           2.76           4.65
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 58 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

   02
---------
   TWO

------------------------------------------------------------------6 MONTH REVIEW

The prolonged slowdown affecting most international markets continued as we entered the third quarter with international investors uneasy for a number of reasons. Even actions easing monetary policy by several central banks, including the Bank of Japan and European Central Bank, failed to turn markets around as investors were influenced adversely by a lack of "earnings visibility."

Europe, we believe, escaped a full recession, yet continued to experience a significant slowdown. Japan's economic situation continued to deteriorate and its stock market moved lower as the world's second largest economy failed to reform and recover. Many Asian economies, depending heavily on exports, contracted as their business with the U.S. declined. Mexico and Brazil were bright spots with positive economic and market performances. However, investors were wary of Argentina with its severe political crisis and default on foreign and public debt.

The terrorist attacks in September accelerated and exacerbated this global slowdown and we were unable to avoid the "global downdraft." Artisan International Fund was down sharply in September as a number of our holdings were pressured significantly, especially ones in our insurance and media sectors. Our emerging markets exposure, although limited, also was influenced adversely. Conversely, the Fund's consumer non-durables - beverage, tobacco and some retailers, for example - generally held up relatively well. Despite our emphasis on growth stocks, that as a group generally underperformed, we thought we held our own on a relative basis compared to our benchmark and peer group.

Most international markets rallied in the fourth quarter. Early in the quarter some of our media, banking and insurance sector positions provided positive returns to our portfolio, with our insurance and reinsurance holdings generally benefiting as investors anticipated they would be able to increase rates. In December, reflecting worldwide economic weakness, international markets were flat to slightly positive. We experienced modest gains across most sectors, with media, because investors seem to anticipate an economic recovery in 2002, and telecommunications holdings displaying strength.

Performance by sector was mixed, as our list of the top performers and underperformers for the period shows. Retail and tobacco provided some winners such as Marks & Spencer, a British retailer of food, clothing and financial services; Altadis, a Spanish marketer of tobacco products; and Diageo, a U.K. company that is the world's largest marketer of alcoholic beverages. Diageo also features Pillsbury products and Burger King. Lloyd's, a British-based global provider of banking and insurance services; and Fortis, a Dutch global provider of insurance, banking and investments, benefited from the fourth quarter rally.

GOOD IDEAS THAT WORKED          %       GOOD IDEAS AT THE TIME             %
                               ----                                       ----
Marks & Spencer PLC........... 34.1%     NTL Inc........................ -69.7%
Altadis, S.A.................. 17.5     ProSieben Media AG.............. -64.1
Diageo PLC.................... 10.6     Software AG..................... -40.5
Lloyds TSB Group PLC.......... 10.5     Promise Co. Ltd................. -33.4
Fortis (NL) NV................. 6.9     British Telecommunications PLC.. -22.1

For the six months ended December 31, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Although media, insurance, telecommunications and technology generally rallied during the fourth quarter, not every holding participated in the recovery. Our biggest disappointments included U.K. telecommunications company NTL; ProSieben, a German broadcaster; German software and e-commerce products company Software AG; British Telecom; and Japanese consumer-finance company Promise.

                                    (PHOTO)
                                 MARK L. YOCKEY
                               Portfolio Manager

"Most international markets rallied in the fourth quarter. Early in the quarter some of our media, banking and insurance sector positions provided positive returns to our portfolio, with our insurance and reinsurance holdings generally benefiting as investors anticipated they would be able to increase rates."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                          03
                                                                       --------
                                                                        THREE

PORTFOLIO STRATEGIES------------------------------------------------------------

"Using international markets' reactions to past crises as a guide, we believed that after an initial significant correction the markets would recover over the long-term and perhaps even in a shorter time frame."

Top 5 Country Allocations
United Kingdom..... 18.5%
Italy.............. 11.3%
Netherlands......... 9.6%
Germany............. 9.6%
Switzerland......... 8.1%
As of 12/31/01.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 22.

Despite the events of September 11th, we did not significantly change the composition of our portfolio and stayed with our long-term themes in financials, communications, advertising/media, consumer goods, services and healthcare. Using international markets' reactions to past crises as a guide, we believed that after an initial significant correction the markets would recover over the long-term and perhaps even in a shorter timeframe.

Whenever the markets experience a shock such as the terrorist attacks, it appears to us that the market discounts stocks broadly, paying little attention to the quality of individual companies. In such a situation, we believe investors may overreact and create opportunities for us. Employing this strategy, we added to our holdings in financials, asset gatherers, mortgage lenders and reinsurers, as well as to holdings where we felt investors, reacting to these events, discounted prices to a greater extent than we deemed reasonable. In previous periods of uncertainty - for example, the Asian meltdown during the second half of 1997 or Long Term Capital Management debacle in the second half of 1998 - we thought a similar approach yielded benefits when markets returned to what we viewed as normal levels of activity.

[WORLD MAP APPEARS HERE]

REGION ALLOCATION

                           As of 12/31/01          As of 6/30/01
                           --------------          -------------

North America                   1.0%                     3.7%
Europe                         74.9%                    70.4%
Asia/Pacific                   10.3%                    12.6%
Latin America                   9.7%                     8.3%

Portfolio equities as a percentage of Fund total net assets.

We increased our exposure to Europe because our long-term outlook for Europe remains positive. We believe that signs the U.S. economy may recover bode well for many European companies. We also continue to find well-positioned, well-managed and well-financed European companies in sectors where we believe there is going to be attractive growth coming out of the economic slowdown. Yet, we think gains in Europe may be subdued until the European Central Bank decides to take a more aggressive posture in lowering interest rates.

Financials remained the most important sector in the Fund. In our opinion our bank holdings are positioned well to benefit from what we believe is an increased focus on the asset management business and generally an ongoing restructuring and refocusing on more profitable banking business areas. In the telecommunications area, we focused mostly on service providers that, we believe, continue to benefit not only from the prevailing industry growth but also have strong competitive positions. In our view these positions often still prevail in emerging economies due to ongoing regulation and protection of the dominant service providers, such as in Brazil and Mexico.

Technology stocks, both in the U.S. and internationally, rallied during the fourth quarter on speculation of an imminent cyclical recovery. However, we don't believe that the long-term fundamentals of the hardware and software manufacturers have improved enough to warrant any major exposure.

   04
--------
  FOUR

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On December 31, 2001, total net assets in the Fund were $5.7 billion, of which $4.1 billion were in the Investor share class. The Fund held stock in 83 companies in 22 countries. The median market cap of our holdings was $9.3 billion, while our weighted average market cap stood at $26.7 billion. Based on 2002 estimates, our weighted average P/E of 16.5X was somewhat above the weighted average growth rate of 12.11%. Our Top 10 Holdings comprised 31.2% of the portfolio. Since June 30, 2001, we increased our exposure to Europe and Latin America. Our North America and Asia/Pacific exposure decreased, as did the percentage of the Fund's assets held in cash. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

TOP 10 HOLDINGS

COMPANY NAME                                      COUNTRY                 %
--------------------------------------------------------------------------------
Diageo PLC                                        United Kingdom         3.9%
--------------------------------------------------------------------------------
Compass Group PLC                                 United Kingdom         3.5
--------------------------------------------------------------------------------
Fortis (NL) NV                                    Netherlands            3.5
--------------------------------------------------------------------------------
Allianz AG                                        Germany                3.3
--------------------------------------------------------------------------------
Lloyds TSB Group PLC                              United Kingdom         3.3
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG     Germany                3.1
--------------------------------------------------------------------------------
Honda Motor Company                               Japan                  2.8
--------------------------------------------------------------------------------
UBS AG                                            Switzerland            2.7
--------------------------------------------------------------------------------
Unilever NV                                       Netherlands            2.6
--------------------------------------------------------------------------------
Wolters Kluwer NV                                 Netherlands            2.5
--------------------------------------------------------------------------------
TOTAL                                                                   31.2%

As a percentage of total net assets as of December 31, 2001. Portfolio holdings are subject to change.

A number of significant developments took place during the reporting period that should have positive long-term implications. Among them were the euro turning into a real rather than just an accounting currency, the effectiveness of German tax reform and China's entry into the World Trade Organization. In our view, the corrections of the past two years may provide a positive environment because many of the overseas markets now trade at what we consider more attractive valuations when compared to the U.S. market.

Looking forward, we're cautiously optimistic. We believe that the market excesses of the late 1990's may have mostly been unwound and that economic activity outside the U.S. will recover as a result of more benign macro fundamentals and ongoing structural reforms. Overall, we remain optimistic as to investments in Europe, where we foresee low but resilient growth, yet pessimistic as to Japanese and other Asian stocks. We continue to find solid real earnings growth and strong cash flows among our thematic holdings.

International markets were challenging during the past six months. We experienced disappointing absolute returns but believe we posted good relative performance. We believe the fundamental international investing outlook has improved and we look forward to the New Year.

/S/ Mark L. Yockey

Top 5 Sectors
Financials................... 36.0%
Consumer Discretionary....... 22.1%
Consumer Staples............. 15.8%
Telecommunication Services.... 9.2%
Healthcare.................... 4.1%
As of 12/31/01.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 26.

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                          05
                                                                       --------
                                                                         FIVE

ARTISAN
MID CAP FUND

INVESTMENT APPROACH-------------------------------------------------------------

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies - which the Fund broadly defines as market capitalizations between $600 million and $6 billion - that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary technology, an established brand name or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are reasonably priced by the market.

PERFORMANCE---------------------------------------------------------------------

Artisan Mid Cap Fund received a (5 stars) Overall Morningstar Rating/TM and (5 stars) for the 3-year period ended January 31, 2002, out of 4,876 domestic equity funds.(1)

(1) See page 58 for more information about MorningstarTM ratings.

For the six months ended December 31, 2001, Artisan Mid Cap Fund declined 2.42%. However, on a relative basis, the Fund outperformed both its benchmark, the Russell Midcap/R Index, and its peer group, as measured by the Lipper Mid-Cap Core Funds Index, which were off 3.74% and 4.59%, respectively.

Artisan Mid Cap Fund also outperformed its benchmark and peer group for the year ended December 31, 2001. The Fund declined 3.05%, while the Russell Midcap/R Index was down 5.62% and the Lipper Mid-Cap Core Funds Index was down 4.90%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 12/31/01)

                              [CHART APPEARS HERE]

                   ARTISAN MID CAP FUND ($33,394)
                   Russell Midcap/R Index ($15,183)
                   Lipper Mid-Cap Core Funds Index ($15,627)

                    ARTISAN        Russell        Lipper
                    MID CAP        Midcap/R    Mid-Cap Core
                      FUND          Index       Funds Index
                   ----------    ----------     ----------
6/27/97              10,000        10,000         10,000
                     12,550        11,293         11,540
12/97                12,814        11,418         11,193
                     14,714        12,652         12,514
                     14,607        12,461         12,144
                     13,068        10,614         9,914
12/98                17,090        12,570         12,063
                     17,162        12,512         11,485
                     19,839        13,870         12,958
                     19,601        12,678         12,123
12/99                26,984        14,862         15,465
                     34,037        16,361         17,707
                     34,299        15,623         17,113
                     38,105        16,687         17,760
12/00                34,311        16,088         16,432
                     30,390        14,400         14,550
                     34,092        15,773         16,378
                     26,430        12,956         13,240
12/01                33,266        15,183         15,627


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/01)
--------------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                               1-YEAR     3-YEAR      INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Fund                       -3.05%      24.86%       30.52%
--------------------------------------------------------------------------------
Russell Midcap/R Index                     -5.62        6.50         9.70
--------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index            -4.90        9.01        10.40
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 58 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

    06
 --------
   SIX

------------------------------------------------------------------6 MONTH REVIEW

--------------------------------------------------------------------------------
ARTISAN MID CAP FUND TO CLOSE TO MOST NEW INVESTORS
Artisan Mid Cap Fund expects to close to most new investors when the Fund's total net assets reach approximately $2.2 billion. As of January 31, 2002, the Fund had total assets of $2.06 billion. Existing shareholders will be able to continue to invest after the Fund is closed. The Fund will accept new accounts only from investors who satisfy new account eligibility requirements. Eligibility is discussed in the prospectus dated November 1, 2001, under the section "Who is Eligible to Invest in a Closed Artisan Fund?" and on our website, WWW.ARTISANFUNDS.COM. Call us at 800.344.1770 if you have questions about your ability to invest, or visit our website, WWW.ARTISANFUNDS.COM.
--------------------------------------------------------------------------------
Early in the third quarter, we continued to structure the portfolio in anticipation of an eventual economic upturn. We accumulated a large garden of what we viewed as high quality companies, expecting that their earnings would respond nicely to a recovery. Prior to September 11, conversations with management of several Fund holdings provided us with information that led us to believe we were on the right course.

Following the attacks, we attempted to reduce or eliminate a number of the positions about which we had the greatest concern. In some cases, we were able to sell securities we wanted to move. But, for the most part, stocks traded down abruptly to prices at which we thought the potential long-term reward outweighed the possible remaining near-term risk. So, we added to some of our positions when we found them selling at substantially below our private market value assessment of their worth.

During the fourth quarter, equity prices generally staged a significant recovery as the market rallied in response to several factors, including interest rate cuts by the Federal Reserve, aggressive fiscal stimulus proposals in Washington and headway in the war on terrorism. More important, in our view, were signals from economic indicators that the worst of the economic slowdown may be behind us.

Despite the market volatility, a number of holdings performed nicely. Immunex Corporation, a biotech research and development company, agreed to be acquired by Amgen Incorporated. After September 11, investors saw the opportunity in the videoconferencing business of Polycom, Inc. Retek, Inc., a provider of supply-chain management software, came through with solid earnings gains. The BISYS Group, Inc. benefited from strong performance in several business units. And, financial software company Intuit, Inc. saw its earnings improve.

GOOD IDEAS THAT WORKED            %       GOOD IDEAS AT THE TIME          %
                                 ---                                     ---
Immunex Corporation............  57.8%     Gateway, Inc. .............. -58.6%
Polycom, Inc.................... 43.1     i2 Technologies, Inc. ....... -53.6
Retek, Inc...................... 36.3     ACE Limited ................. -30.2
The BISYS Group, Inc............ 23.3     Watson Pharmaceuticals, Inc.  -28.5
Intuit, Inc...................... 7.9     Peregrine Systems, Inc.  .... -25.6

For the six months ended December 31, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

                                    (PHOTO)
                               ANDREW C. STEPHENS
                             Lead Portfolio Manager

                                    (PHOTO)
                                 JAMES D. HAMEL
                          Associate Portfolio Manager

"In some cases, we were able to sell securities we wanted to move. But, for the most part, stocks traded down abruptly to prices at which we thought the potential long-term reward outweighed the possible remaining near-term risk."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                          07
                                                                       --------
                                                                        SEVEN

PORTFOLIO STRATEGIES------------------------------------------------------------

"Entering the third quarter, we focused on cyclical companies as part of a strategy to position the portfolio to be early in an economic expansion."

Regrettably, we also experienced underperformance in some holdings. Gateway, Inc. was hurt by intense competition from Dell Computer Corporation, as well as by the economy's slowdown after September 11. Declining sales hurt i2 Technologies, Inc., a leading provider of business-intelligence software. ACE Limited, a Bermuda-based insurer and reinsurer, suffered sizeable losses related to the terrorist attacks. Poor sales and restructuring expenses hurt Watson Pharmaceuticals, Inc. And Peregrine Systems, Inc., which markets asset-management software, missed its earnings forecast.

Entering the third quarter, we focused on cyclical companies as part of a strategy to position the portfolio to be early in an economic expansion. Another aspect of the strategy was to purchase both commercial property and casualty insurance holdings for the portfolio, believing that the industry might be entering an attractive pricing cycle. In the aftermath of the terrorist attacks, a number of the technology and cyclical holdings were driven lower. In particular, our insurance holdings generally were discounted significantly as investors appeared to abandon hope of a near-term economic recovery.

Although many of these holdings were hit hard in the September downturn, they recovered and led the portfolio during the fourth quarter as investors, believing that positive profit cycles may be right around the corner, regained their confidence.

Despite the rally, we were reluctant throughout the fourth quarter to move more assets from the garden to the crop. Our garden is where securities enter our process. Over the past 12-18 months it has grown larger as a slowing economy hindered companies from entering an attractive profit cycle. However, it's in the second area, the crop, where we believe the portfolio gets its "punching power." Here we concentrate our capital in larger positions. But, we make these crop commitments only when we believe conditions warrant them, when we have franchise companies that are selling at attractive valuations and experiencing a positive profit cycle. In our view, the economy wasn't providing us with attractive valuations or positive profit cycles during the fourth quarter.

By year-end, the overall structure of the portfolio had changed very little. We think the garden matured during the period, but it remained quite large relative to other periods, consisting of primarily technology and economically sensitive cyclical companies. On December 31, 2001, the Fund remained broadly diversified by economic sector. Technology remained our largest sector, as it was on June
30. Consumer Discretionary and Autos & Transportation assumed greater prominence because we believe companies such as fine jewelry retailer Zale, high fidelity audio product manufacturer Harman International Industries, and trucking firm CNF stand to benefit as the economy picks up.

SECTOR DIVERSIFICATION

SECTOR              6/30/01 12/31/01 SECTOR                     6/30/01 12/31/01
--------------------------------------------------------------------------------
Auto & Transportation   1.4%  3.4%   Other                         4.8%   5.1%
--------------------------------------------------------------------------------
Consumer Discretionary  7.3  14.7    Other Energy                  5.7    4.0
--------------------------------------------------------------------------------
Consumer Staples        1.3   0.0    Producer Durables             9.5    9.1
--------------------------------------------------------------------------------
Financial Services     15.1  16.2    Technology                   22.5   21.3
--------------------------------------------------------------------------------
Healthcare             10.5   9.5    Utilities                     8.7    5.6
--------------------------------------------------------------------------------
Integrated Oils         0.0   0.0    Other assets less liabilities 5.4    3.4
--------------------------------------------------------------------------------
Materials & Processing  7.8   7.7    TOTAL                       100.0% 100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2001 and December 31, 2001, respectively.

    08
 --------
   EIGHT

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On December 31, 2001, the portfolio held 71 stocks, and our Top 10 Holdings represented 23.8% of assets. Our median market cap was $3.5 billion, down from $4.3 billion on June 30 and $4.6 billion on December 31, 2000. Based on our 2002 estimates, our stocks were selling at 24.2X weighted average earnings, and their weighted average earnings growth rate was 19.6%. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

TOP 10 HOLDINGS

COMPANY NAME                            %
--------------------------------------------
Citizens Communications Company        3.2%
--------------------------------------------
Pactiv Corporation                     3.0
--------------------------------------------
Millipore Corporation                  2.4
--------------------------------------------
CNF, Inc.                              2.4
--------------------------------------------
National Semiconductor Corporation     2.2
--------------------------------------------
Sanmina-SCI Corporation                2.2
--------------------------------------------
SunGard Data Systems, Inc.             2.2
--------------------------------------------
The BISYS Group, Inc.                  2.1
--------------------------------------------
SPX Corporation                        2.1
--------------------------------------------
XL Capital Limited                     2.0
--------------------------------------------
TOTAL                                 23.8%

As a percentage of total net assets as of December 31, 2001. Portfolio holdings are subject to change.

Based on December's economic indicators, a consensus seems to have emerged that we have seen the bottom of this recession. We tend to agree. We also agree that, because of the fourth quarter rally, a recovery is already largely priced into stocks. But unlike the consensus that we see gathering force among many investors, we believe the next economic upswing may be muted and might not match the "affluence" peak we experienced in the late 1990s.

We believe the portfolio is positioned to participate nicely as the economy recovers, populated with holdings we are eager to move from the garden to the crop. However, we will do so only when we believe the trade-off between risk and return appears more attractive. In our view that will require either a market correction or an upswing in corporate earnings. In the meantime, we continue to believe in the inevitability of growth and its power to benefit patient, long-term investors.

Please note that Artisan Mid Cap Fund will close to most new investors when net assets under management reach approximately $2.2 billion. We decided to close the Fund to limit the growth of its assets and preserve our ability to manage the Fund effectively for existing shareholders, who will be able to continue to invest after the Fund is closed. Also note that in October Jim Hamel was named Associate Portfolio Manager of the Fund in recognition of his contributions to the Fund.

/s/ Andrew C. Stephens                  /s/ James D. Hamel

"We believe the portfolio is positioned to participate nicely as the economy recovers, populated with holdings we are eager to move from the garden to the crop. However, we will do so only when we believe the trade-off between risk and return appears more attractive."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                          09
                                                                       --------
                                                                         NINE

ARTISAN
MID CAP VALUE
FUND

INVESTMENT APPROACH-------------------------------------------------------------

Artisan Mid Cap Value Fund pursues long-term capital growth through a diversified portfolio of medium-sized company stocks that it believes are undervalued and offer a controlled level of risk. The Fund invests chiefly in companies with market capitalizations of $1.2 to $10 billion. The management team looks for stocks that are significantly underpriced in the market place. From among these undervalued companies, the management team tries to identify through in-depth analysis those firms that provide a controlled level of risk through financial strength and favorable economics.

PERFORMANCE---------------------------------------------------------------------

"By late November, when we started managing the Fund, the market had staged an impressive rally from its September lows, a rally that extended through December. For our style of value investing, this was hardly the ideal environment in which to redefine a portfolio..."

For the six months ended December 31, 2001, Artisan Mid Cap Value Fund declined 4.36%. The Fund's benchmark, the Russell Midcap/R Value Index, declined 0.91%, and its peer group, as measured by the Lipper Mid-Cap Value Funds Index, gained 0.54%. Since the Fund's inception on March 28, 2001, the Fund has gained 6.93%, while the benchmark and peer group rose 7.66% and 12.06%, respectively.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/01 to 12/31/01)

                              [CHART APPEARS HERE]

                   ARTISAN MID CAP VALUE FUND ($10,693)
                   Russell Midcap/R Value Index ($10,766)
                   Lipper Mid-Cap Value Funds Index ($11,206)
                   Russell Midcap/R Index ($10,647)

                 ARTISAN        Russell         Lipper       Russell
                 MID CAP     Midcap/R Value  Mid-Cap Value   Midcap/R
                VALUE FUND      Index         Funds Index     Index
                ----------   --------------  -------------  ----------

3/28/2001        10,000         10,000          10,000        10,000
3/01             10,070         10,150          10,093        10,098
6/01             11,180         10,865          11,146        11,061
9/01              9,150          9,610           9,777         9,085
12/01            10,693         10,766          11,206        10,647



                         TOTAL RETURNS (as of 12/31/01)
--------------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                            1-YEAR       5-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund                 NA          NA            6.93%
--------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index           NA          NA           12.06
--------------------------------------------------------------------------------
Russell Midcap/R Value Index               NA          NA            7.66
--------------------------------------------------------------------------------
Russell Midcap/R Index                     NA          NA            6.47
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL, IS NOT ANNUALIZED, AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND'S INVESTMENT IN A SINGLE IPO MADE A MATERIAL CONTRIBUTION TO PERFORMANCE. IPO INVESTMENTS ARE NOT AN INTEGRAL COMPONENT OF THE FUND'S INVESTMENT PROCESS AND MAY NOT BE AVAILABLE IN THE FUTURE. THE FUND'S PERFORMANCE REFLECTS CERTAIN FEE WAIVERS AND THE ADVISER'S AGREEMENT TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF 2.00% OF AVERAGE NET ASSETS ANNUALLY. THOSE WAIVERS AND THAT AGREEMENT, WHICH MAY BE TERMINATED AT ANY TIME, HAVE BEEN IN EFFECT SINCE THE FUND'S INCEPTION AND HAVE HAD A MATERIAL IMPACT ON THE FUND'S TOTAL RETURN, WHICH WOULD BE LOWER IN THEIR ABSENCE . THE FUND INVESTS IN VALUE STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 58 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

   10
--------
   TEN

------------------------------------------------------------------6 MONTH REVIEW

Before discussing the events that transpired since we began co-managing Artisan Mid Cap Value Fund in late November, we want to review our investment process and provide you with an understanding of how we select securities for the Fund's portfolio.

First we look for a stock that sells at a bargain price - a price which, because of market forces, is greatly below our assessment of the company's value. We typically find these bargains among companies with certain types of characteristics. They may be turnarounds - companies that have had poor results, but have the potential to improve substantially. They may have "hidden" assets such as undervalued real estate or unrecognized business lines. They may be as yet undiscovered by investors. Or, they may be companies in the process of positive change, which the stock price may not reflect until it shows up in the financial results.

However, a bargain price alone is not reason enough to add a stock to the portfolio. We look for financial strength, because we think little debt and positive cash flow help control risk. And we like companies with favorable economics, because a cash-producing business capable of earning a competitive return on capital over a full business cycle is less likely to experience eroding values over the long run.

By late November, when we started managing the Fund, the market had staged an impressive rally from its September lows, a rally that extended through December. For our style of value investing, this was hardly the ideal environment in which to redefine a portfolio and fortunately we did not believe the portfolio required wholesale changes. However, rising valuations prompted the sale of many holdings, especially in technology, healthcare and retail - areas in which we've been especially gun-shy on valuation. Other sales reflected our desire to put our own stamp on the portfolio.

The Fund had its share of strong performers during the period. AmerisourceBergen, the country's largest wholesale distributor of pharmaceutical products and the product of a recent merger, benefited from resulting synergies, as well as from new contracts and expanded client relationships. Continued strength in housing starts in the face of a weakening economy boosted the shares of Centex, a diversified home builder. Cablevision gained strength from its high-speed Internet services and investor perception that its value increased following Comcast's acquisition of AT&T's cable assets. Along with a larger-than-expected jump in revenues, Mylan Laboratories, a generic drug manufacturer, sported a robust pipeline of products awaiting FDA approval. Apache Corporation, a natural gas producer, benefited from anticipation of an economic recovery.

GOOD IDEAS THAT WORKED               %   GOOD IDEAS AT THE TIME              %
                                   ----                                    ----
AmerisourceBergen Corporation..... 39.4% Providian Financial Corporation  -65.1%
Centex Corporation................ 37.9  Royal Caribbean Cruises Ltd .... -37.7
Cablevision Systems New York Group 25.3  Dana Corporation ............... -33.7
Mylan Laboratories, Inc........... 24.0  American Tower Corporation ..... -33.2
Apache Corporation................ 21.5  Western Wireless Corporation ... -27.5

For the six months ended December 31, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

We also had our share of disappointments. Providian Financial, a major issuer of credit cards, declined because its business model was not functioning well in a weakening economy. The deep slowdown in vacation travel after September 11 took its toll on Royal Caribbean Cruises. Dana Corporation, an auto parts manufacturer, faced both lower demand and a high level of debt.

                                    (PHOTO)
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                                    (PHOTO)
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

"However, a bargain price alone is not reason enough to add a stock to the portfolio. We look for financial strength, because we think little debt and positive cash flow help control risk."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                          11
                                                                       --------
                                                                        ELEVEN

PORTFOLIO STRATEGIES------------------------------------------------------------

"The slowing economy and warm weather have driven down prices in the natural gas market, a phenomenon that we believe does not reflect underlying long-term demand, so we added Apache Corporation and EOG Resources. We anticipate adding other names to this area before investor optimism prevails."

American Tower Corporation, which leases sites on cellular towers, was hit by a combination of rising debt and slowing growth in cellular subscribers. Also hurt by slowing subscriber growth was Western Wireless, a rural cellular provider.

Our buys included industries in turmoil, notably insurance and natural gas. Property and casualty insurers were experiencing a contraction in response to the events of September 11 and we established positions in Top 10 Holdings Bermuda-based reinsurers, White Mountains and PartnerRe, believing that each is positioned to capture increased market share at attractive rates of return. The slowing economy and warm weather have driven down prices in the natural gas market, a phenomenon that we believe does not reflect underlying long-term demand, so we added Apache Corporation and EOG Resources. We anticipate adding other names to this area before investor optimism prevails.

TOP 10 HOLDINGS

COMPANY NAME                            %
--------------------------------------------
White Mountains Insurance Group        3.8%
--------------------------------------------
Countrywide Credit Industries, Inc.    3.7
--------------------------------------------
Apache Corporation                     3.6
--------------------------------------------
Security Capital Group, Inc.           2.8
--------------------------------------------
EOG Resources, Inc.                    2.6
--------------------------------------------
Old Republic International             2.5
--------------------------------------------
Halliburton Company                    2.5
--------------------------------------------
PartnerRe LTD.                         2.5
--------------------------------------------
Golden West Financial Corporation      2.5
--------------------------------------------
Weatherford International, Inc.        2.5
--------------------------------------------
TOTAL                                 29.0%

As a percentage of total net assets as of December 31, 2001. Portfolio holdings are subject to change.

We also found companies that were selling at a discount to their asset values such as Catellus Development, a developer and owner of commercial and industrial properties; and Security Capital, a holding company with interests in real estate both directly and through REITs. Soon after our purchase, Security Capital announced it would be acquired by General Electric.

Investor concern over the possibility of a decline in mortgage refinance activity enabled us to accumulate shares in mortgage originator Countrywide Credit. Similar concerns about housing starts drove Centex Corporation, a leading home builder, to what we considered a bargain price, allowing us to establish a position in what turned out to be one of the period's biggest contributors.

We also turned to an industry in transition to find a purchase. We believe the paper industry has long suffered from overcapacity. So, when two large producers, Westvaco and Mead, announced a merger of equals, it made sense to us, and we purchased Westvaco. We believe the resulting company can be a major industry player that may boost profits through a number of operational rationalizations in plant capacity. Moreover, this represents just one merger among many in the industry. In our view, the ongoing consolidation along product lines increases the potential for a more permanent increase in industry profitability.

   12
--------
 TWELVE

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On December 31, 2001, the Fund held 46 stocks with a weighted average market cap of $4.3 billion. Our Top 10 Holdings comprised 29.0% of net assets. According to 2002 estimates, our stocks are selling at a weighted average P/E of 13.5X and a median P/B of 1.9X. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

SECTOR DIVERSIFICATION

SECTOR              6/30/01 12/31/01 SECTOR                     6/30/01 12/31/01
--------------------------------------------------------------------------------
Auto & Transportation   1.9%  0.0%   Other Energy                  4.9%  18.3%
--------------------------------------------------------------------------------
Consumer Discretionary 21.6  11.5    Producer Durables             4.5    5.0
--------------------------------------------------------------------------------
Consumer Staples        1.9   0.7    Technology                   12.7    3.3
--------------------------------------------------------------------------------
Financial Services     12.9  21.4    Utilities                     8.7   13.8
--------------------------------------------------------------------------------
Healthcare              8.9   1.0    Other                         2.9    2.2
--------------------------------------------------------------------------------
Integrated Oils         0.0   0.0    Other assets less liabilities10.1    9.7
--------------------------------------------------------------------------------
Materials & Processing  9.0  13.1    TOTAL                       100.0% 100.0%

As a percentage of total net assets as of June 30, 2001 and December 31, 2001, respectively.

We are pleased with our progress in transitioning the portfolio to be more representative of our investing style, accomplished in a relatively short timeframe while dealing with rapidly rising equity prices. Due to the market's increased valuation, we may face more challenges in finding names that meet our investment criteria, so we suspect that additional changes may come more slowly.

However, we refuse to stray from our proven investment criteria, recognizing that a lack of discipline is a sure recipe for disaster. And, because current business conditions remain challenging, we believe opportunities may develop as a result of earnings disappointments or other market dislocations.

We also believe in patience. To us it is important to understand why shares are undervalued and what needs to transpire for the market to recognize what we be believe is their full value. However, we are willing to invest before the revaluation process is in motion. If we wait until the progress is visible, it is probably too late to invest. That means we often buy, and will hold a position, waiting for the world to see what we see.

We also attempt to stack the odds in our favor as best we can by emphasizing good businesses with solid financial positions that are selling at forgiving prices. The markets, though, are too efficient to claim that this is all it takes to make good money in stocks. Seldom are genuine opportunities available without at least some strings attached. Our job is to sort through the uncertainty and act in those instances where we believe we are able to make an informed positive judgment.

We believe that a portfolio of these stocks is set up for good things to happen.

/s/ Scott S. Satterwhite                /s/ James C. Kieffer


"Seldom are genuine opportunities available without at least some strings attached. Our job is to sort through the uncertainty and act in those instances where we believe we are able to make an informed positive judgment."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                          13
                                                                      ---------
                                                                       THIRTEEN

ARTISAN
SMALL CAP FUND

INVESTMENT APPROACH-------------------------------------------------------------

Artisan Small Cap Fund pursues long-term capital growth through a diversified portfolio of underfollowed, small growth companies. The Fund strives to identify those companies between $200 million and $1.5 billion in market capitalization with the greatest prospects for growth. Through intensive research on each potential investment, the Fund determines a company's "intrinsic value" - the price a strategic buyer would pay to own the entire company. In general, the Fund purchases stocks of those growth companies that are currently at a substantial discount to this intrinsic value. Due to the Fund's attention to stock valuations, this strategy is often characterized as "growth-at-a-reasonable-price."

PERFORMANCE---------------------------------------------------------------------

"Throughout this turbulent six-month period, we believe our intrinsic value work enabled us to invest opportunistically and buy new names and add to holdings when stocks appeared cheap, and trim or sell when stocks seemed to become fully valued."

Artisan Small Cap Fund pressed forward through the market volatility of the third quarter and rallied strongly in the fourth quarter to end the six-month period with a slight gain. For the six months ended December 31, 2001, Artisan Small Cap Fund gained 0.10%, while its benchmark, the Russell 2000/R Index, declined 4.09%. The Fund's peer group, as measured by the Lipper Small-Cap Core Funds Index, was up 0.50% for the period.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 12/31/01)

                              [CHART APPEARS HERE]

                 ARTISAN SMALL CAP FUND ($20,795)
                 Russell 2000/R Index ($20,602)
                 Lipper Small-Cap Core Funds Index ($23,471)

                    ARTISAN        Russell        Lipper
                    SMALL CAP      2000/R     Small-Cap Core
                      FUND         Index       Funds Index
                   -----------   -----------   -----------
3/28/95              10,050        10,000         10,005
                     11,520        10,962         10,706
                     12,650        12,044         11,874
12/95                13,283        12,305         12,193
                     14,059        12,933         13,036
                     14,785        13,580         13,903
                     14,160        13,626         13,989
12/96                14,858        14,335         14,474
                     14,150        13,594         13,683
                     16,459        15,798         16,003
                     18,627        18,149         18,685
12/97                18,226        17,541         17,692
                     19,566        19,305         19,618
                     18,883        18,405         18,711
                     13,976        14,697         14,595
12/98                15,771        17,094         17,049
                     13,891        16,167         15,609
                     15,672        18,681         17,991
                     15,531        17,500         17,223
12/99                18,795        20,728         20,488
                     21,211        22,197         22,602
                     20,759        21,357         22,240
                     19,685        21,594         22,866
12/00                18,531        20,102         21,909
                     17,744        18,794         20,244
                     20,774        21,480         23,353
                     16,571        17,014         19,268
12/01                20,795        20,602         23,471


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/01)
--------------------------------------------------------------------------------
                                                                   SINCE
FUND / INDEX                              1-YEAR      5-YEAR     INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Fund                     12.21%       6.95%       11.44%
--------------------------------------------------------------------------------
Russell 2000/R Index                        2.49        7.52        11.28
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index           7.13       10.15        13.45
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 58 for a description of each index.All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

    14
 --------
 FOURTEEN

------------------------------------------------------------------6 MONTH REVIEW

As we entered the third quarter, we were cautious. We saw an economy that remained under pressure with many companies, in reporting their second quarter results, lowering earnings expectations for the year's second half. We did believe there was evidence that the economy's rate of decline may have been slowing, perhaps even nearing a bottom; but we were skeptical that predictions of a recovery in the second half of 2001 were valid. This led us to adopt what we considered a defensive posture with the portfolio and sell a number of holdings that we believed might have difficulty with earnings.

Then came the events of September 11. Generally, our valuation discipline may provide a cushion when the market moves down dramatically, but the terrorist attacks delivered unusually broad and deep volatility and our portfolio tumbled with everything else.

Stocks began to rally in October and investors seemed to move away from defensive groups toward those that might benefit from monetary and fiscal stimulus. The rally gathered steam in November and December as investors became more optimistic, apparently pleased with both the progress of the war and the possibility that the economy may have bottomed.

Throughout this turbulent six-month period, we believe our intrinsic value work enabled us to invest opportunistically and buy new names and add to holdings when stocks appeared cheap, and trim or sell when stocks seemed to become fully valued.

For the period, our biggest winner was biotechnology company Aviron. It agreed to be acquired by Medimmune, apparently based on the potential for its flu vaccine. Photronics, which makes masks for semiconductor manufacturing, saw demand bottom and begin to improve. Wilson Greatbatch is the leading supplier of power sources for pacemakers and other implantable medical devices. Its batteries are being specified for increasing numbers of products. USFreightways, a major trucker, advanced on signs that volumes have bottomed. And for Mid Atlantic Medical Services, pricing power for managed care insurance held up better than expected.

GOOD IDEAS THAT WORKED                       %         GOOD IDEAS AT THE TIME                 %
                                           ----                                             ----
Aviron.................................... 62.6%       Aspect Communications Corporation...-72.5%
Photronics, Inc........................... 50.7        Align Technology, Inc. ............ -60.8
Wilson Greatbatch Technologies, Inc........44.7        Proxim, Inc........................ -38.3
USFreightways Corporation................. 21.4        Rayovac Corporation................ -22.9
Mid Atlantic Medical Services, Inc........ 21.3        SBA Communications Corporation .....-13.9


For the six months ended December 31, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Of our disappointments, Aspect Communications fell the most. Business prospects are cloudy for this micro-cap software company. Align Technology, which makes innovative orthodontic systems, declined because its Pakistani manufacturing operation was disrupted by the war. A combination of revenue shortfall and balance sheet deterioration caused the drop at Proxim, Inc., which makes products for wireless networks. Rayovac's stock lost value as the competitive environment for batteries intensified. SBA Communications operates wireless communications infrastructure and faced concerns - ultimately unfounded - regarding its liquidity.

                                    (PHOTO)
                               CARLENE M. ZIEGLER
                              Portfolio Co-Manager

                                    (PHOTO)
                               MARINA T. CARLSON
                              Portfolio Co-Manager

"Stocks began to rally in October and investors seemed to move away from defensive groups, toward those that might benefit from monetary and fiscal stimulus. The rally gathered steam in November and December as investors became more optimistic..."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM
                                                                          15
                                                                      ----------
                                                                       FIFTEEN

PORTFOLIO STRATEGIES------------------------------------------------------------

"A rally with the strength of the one in the fourth quarter usually presents us with attractive opportunities as some stocks approach their selling price and others move down to what we consider more reasonable prices, as investors rotate in and out of sectors."

Despite indications early in the third quarter that the economic slowdown might be nearing bottom, we continued to believe that the economy remained weak. And although to us, stocks in general seemed fully valued, we thought small-caps were more attractively valued than large-caps.

In this environment, our strategy for the second half of the year was an extension of the approach we took in the first half. We continued to use our intrinsic value and return-on-invested-capital work to point us to companies that we thought were reasonably priced, well-managed market leaders. We looked for companies that we believed could weather the economic storm and were positioned to perform well over the next 12-18 months. Into early September, this belief led us to add some cyclically sensitive stocks to the portfolio. Some of these cyclical positions came under considerable pressure following the terrorist attacks on September 11, as did others in the portfolio.

Small-caps rebounded sharply in a fourth quarter rally that encompassed generally the overall market, shifting the investing environment significantly. Technology and other growth stocks that had underperfomed for most of the third quarter recovered, many to their pre-September 11 valuations. Investors generally seemed to rotate away from defensive groups toward stocks that might gain the most from interest rate cuts and a stimulus package from Washington.

A rally with the strength of the one in the fourth quarter usually presents us with attractive opportunities as some stocks approach their selling price and others move down to what we consider more reasonable prices, as investors rotate in and out of sectors. We were buyers in cyclically sensitive and energy groups, believing that both groups were at the low end of their intrinsic value ranges. Overall, we increased our number of holdings in the quarter, in many cases taking positions in companies that we know well as they moved to what we believe were more reasonable prices.

On December 31, 2001, the portfolio remained broadly diversified by economic sector. Our largest commitments continued to be in the Consumer Discretionary, Technology and Healthcare sectors, because we were able to move into the sectors at appealing prices and believed they offered potential growth. We maintained exposure to most market segments because we believe the diversity enhances investment opportunity and may reduce overall portfolio volatility.

SECTOR DIVERSIFICATION

SECTOR              6/30/01 12/31/01 SECTOR                     6/30/01 12/31/01
--------------------------------------------------------------------------------
Auto & Transportation   2.9%  1.1%   Other Energy                  4.1%   8.1%
--------------------------------------------------------------------------------
Consumer Discretionary 18.1  18.8    Producer Durables             8.5    8.4
--------------------------------------------------------------------------------
Consumer Staples        1.6   2.0    Technology                   17.8   18.4
--------------------------------------------------------------------------------
Financial Services     16.6  12.7    Utilities                     6.3    4.7
--------------------------------------------------------------------------------
Healthcare             13.3  17.0    Other assets less liabilities 4.3    3.0
--------------------------------------------------------------------------------
Materials & Processing  6.5   5.8    TOTAL                       100.0% 100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2001 and December 31, 2001, respectively.

    16
---------
 SIXTEEN

PORTFOLIO CHARACTERISTICS-------------------------------------------------------

At year-end, the Fund held 77 stocks. Our Top 10 Holdings comprised 19.9% of net assets, and only three holdings represented over 2% of assets. Our median market capitalization was $746 million. Based on 2002 estimates, our portfolio's weighted average P/E was 19.2, and its weighted average growth rate was 21.5%. In other words, we owned these stocks at what we consider a discount to the growth rate of their underlying companies. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

TOP 10 HOLDINGS

COMPANY NAME                                 %
-------------------------------------------------
SBA Communications Corporation              2.5%
-------------------------------------------------
Greater Bay Bancorp                         2.2
-------------------------------------------------
UNILAB Corporation                          2.1
-------------------------------------------------
Mid Atlantic Medical Services, Inc.         2.0
-------------------------------------------------
Aspen Technology, Inc.                      1.9
-------------------------------------------------
Waste Connections, Inc.                     1.9
-------------------------------------------------
Alamosa Holdings, Inc.                      1.9
-------------------------------------------------
Keane, Inc.                                 1.8
-------------------------------------------------
Tekelec                                     1.8
-------------------------------------------------
Veeco Instruments, Inc.                     1.8
-------------------------------------------------
TOTAL                                      19.9%

As a percentage of total net assets as of December 31, 2001. Portfolio holdings are subject to change.

Each month of the fourth quarter seemed to bring renewed optimism about the safety of the country and the state of the economy. As the New Year begins, the glow prevails. But we see no reason to change our strategy. Our goal is to invest in well-managed companies with competitive advantages that will enable them to grow at above-average rates, earn above-average returns, and emerge even stronger after this economic downturn. As before, we will rely on our intrinsic value and return-on-invested capital research to lead us to good companies at attractive valuations, and to provide the necessary insight for opportunistic decisions.

Our biggest concern is current valuations. Because of the strength of the fourth quarter's rally, many stocks appear to incorporate the economic rebound that has not yet happened. That is, they appear to be priced on so-called "normalized" earnings rather than what they are actually earning today. To us, that means there is likely to be a "resting" phase while earnings catch up with stock prices-a process that could take several quarters. In such an environment, it is tempting to reach down to cheaper, second-tier stocks that have not moved up as much as their higher quality counterparts. But experience has taught us to avoid this shortsighted strategy. It tends to result in a high proportion of negative surprises. Better-managed companies, to our way of thinking, produce better quality returns.

/s/ Carlene M. Ziegler                  /s/ Marina T. Carlson

"Each month of the fourth quarter seemed to bring renewed optimism about the safety of the country and the state of the economy. As the New Year begins, the glow prevails. But we see no reason to change our strategy."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                          17
                                                                      ----------
                                                                      SEVENTEEN

ARTISAN
SMALL CAP VALUE
FUND

INVESTMENT APPROACH-------------------------------------------------------------

Artisan Small Cap Value Fund pursues long-term capital growth through a diversified portfolio of small company stocks that it believes are undervalued and offer a controlled level of risk. The Fund invests chiefly in companies with a market capitalization of less than $1.2 billion. The management team looks for stocks that are significantly underpriced in the marketplace. From among these undervalued companies the management team tries to identify through in-depth analysis those firms that provide a controlled level of risk through financial strength and favorable economics.

PERFORMANCE---------------------------------------------------------------------

Artisan Small Cap Value Fund received a (5 stars) Overall Morningstar Rating/TM and (5 stars) for the 3-year period ended January 31, 2002, out of 4,876 domestic equity funds.(1)

(1) See page 58 for more information about Morningstar/TM ratings.

Artisan Small Cap Value Fund gained 3.14% for the six months ended December 31, 2001. For the period the Fund outperformed its benchmark, the Russell 2000 Value/R Index, and its peer group, as measured by the Lipper Small-Cap Value Funds Index, which rose 1.15% and 1.47%, respectively. For the year ended December 31, 2001, Artisan Small Cap Value Fund gained 15.04% while the benchmark and peer group rose 14.02% and 17.20%, respectively.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 12/31/01)

                              [CHART APPEARS HERE]

                      ARTISAN SMALL CAP VALUE FUND ($15,589)
                      Russell 2000/R Index ($11,418)
                      Lipper Small-Cap Value Funds Index ($12,781)
                      Russell 2000 Value/R Index ($13,190)

                      ARTISAN       Russell       Lipper       Russell 2000
                     SMALL CAP      2000/R    Small-Cap Value    Value/R
                     VALUE FUND      Index      Funds Index       Index
                     ----------    ----------    ----------    ----------
9/29/97                 9,990        10,059        10,000         10,051
12/97                  10,310         9,722         9,841         10,220
                       11,220        10,700        10,725         11,073
                       11,370        10,201        10,253         10,673
                        9,079         8,146         8,243          8,765
12/98                   9,717         9,474         9,180          9,560
                        9,270         8,960         8,213          8,634
                       11,258        10,354         9,715         10,063
                       10,790         9,699         8,978          9,276
12/99                  11,215        11,488         9,301          9,418
                       11,391        12,302         9,691          9,778
                       11,733        11,837         9,818          9,969
                       12,517        11,968        10,492         10,701
12/00                  13,550        11,141        10,860         11,568
                       13,794        10,416        11,175         11,680
                       15,114        11,904        12,595         13,040
                       13,330         9,430        10,781         11,301
12/01                  15,589        11,418        12,781         13,190


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/01)
--------------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                              1-YEAR       3-YEAR     INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund               15.04%      17.07%       11.00%
--------------------------------------------------------------------------------
Russell 2000/R Index                        2.49        6.42         3.17
--------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Index         17.20       11.51         5.94
--------------------------------------------------------------------------------
Russell 2000 Value/R Index                 14.02       11.32         6.72
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 58 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

     18
 ---------
 EIGHTEEN

------------------------------------------------------------------6 MONTH REVIEW

Consumer confidence, which remained strong during the first six months of 2001, began to erode in August. As earnings shortfall announcements persisted through early September, the Federal Reserve repeatedly cut interest rates believing the economy was continuing to weaken. Following the horrific events of September 11, stocks adjusted downward sharply as investors abandoned hope and faced what, for many investors, was a new reality of clearly negative near-term economic prospects.

Our portfolio followed the decline, in large part because of our cyclical positions. Generally, they were out of favor as the economy slowed, and, after September 11, declined further. The market experienced a broad sell-off when trading reopened after the attacks. In the devastated telecom sector we bought both existing holdings and new names such as IDT Corporation and Montana Power, the latter attempting to transition from a diversified energy-related company to one focusing on telecommunications. These, and others, dropped to price levels that piqued our interest on either an asset or cash flow basis.

In the fourth quarter stocks rallied, generally reversing the post-terrorist losses as the outlook for both the economy and earnings brightened. In our view, aggressive monetary easing and the potential of increased federal spending increased the odds that the economy could stage some sort of recovery in 2002.

Technology led the way in the small-cap value sector and our portfolio benefited when both industrial and consumer cyclicals moved higher as investors appeared to anticipate an economic recovery. For the most part, our insurance holdings picked up on the expectation that a tighter market in the future would allow attractive pricing. Energy stocks generally rose, but lagged the leaders.

During the six-month period, our best performer was Arch Capital. Following September 11, this reinsurance company, like others in its industry, rose strongly as investors anticipated these firms could benefit from less capacity and higher pricing. Arch Capital also attracted outside capital to stimulate its growth. EMCOR continued to grow its earnings beyond analysts' expectations. Strong investor interest in municipal bonds helped earnings at John Nuveen, as did speculation on management changes at its parent company, St. Paul. Investors gained confidence that Zale was back on track after re-hiring its former CEO. While most advertising stocks fared poorly during the period, ADVO did well as investors expressed confidence in its business model.

GOOD IDEAS THAT WORKED             %      GOOD IDEAS AT THE TIME         %
                                  ---                                   ---
Arch Capital Group Ltd.......... 63.5%    America Service Group Inc.  -70.2%
EMCOR Group, Inc................. 28.0    Penton Media, Inc. ........  -50.7
John Nuveen Company.............. 27.8    Montana Power Company .....  -35.7
Zale Corporation................. 27.5    Modine Manufacturing Company -12.9
ADVO, Inc........................ 25.3    Kaydon Corporation .........  -9.7

For the six months ended December 31, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Our poorest performer, America Service Group, manages healthcare systems in prisons and faced dramatic cost increases that caused its earnings to plummet. The events of September 11 took their toll on Penton Media as the trade-show part of its business dropped precipitously during a time of year that traditionally is strong. Conflicts with state regulators created doubts in the market about the ability of Montana Power to shed its utility businesses. Industrial companies Modine Manufacturing and Kaydon Corporation experienced earnings declines tied directly to the slowing economy.

                                    (PHOTO)
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                                    (PHOTO)
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

"In our view, aggressive monetary easing and the potential of increased federal spending increased the odds that the economy could stage some sort of recovery in 2002."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                          19
                                                                      ----------
                                                                       NINETEEN

PORTFOLIO STRATEGIES

"The Fund remained broadly diversified by economic sector, which we think helps enhance opportunity and control market risk."

We believe an example of a sector whose pricing generally does not reflect the risks we envision in the technology sector. Although technology rallied during the fourth quarter, we continue to take a cautious view of most industries and companies in this sector. In the market volatility of the third quarter, we were watching several technology stocks as they declined toward prices we thought were attractive. However, only a couple eventually dropped into our buy zones and they did not stay there long.

Overall, we believe technology suffers from huge overcapacity because it led the capital spending boom and investment mania of the late 1990s. Our concerns about the sector's rapid product obsolescence and the voracious capital appetite make us only interested in the sector's financially strongest companies and only at bargain levels. We have yet to get a clear shot at these stocks in recent years, but continue to believe that we will.

Unlike technology, we believe the natural gas group offers a number of opportunities, especially among the owners of reserves. In our view long-term demand for natural gas may experience attractive growth and yet, to us, the industry appears to be unable to provide an adequate supply to meet projected growth. In the short-term, however, economic recession and mild weather have dampened demand. When demand returns, we believe the market will tighten quickly, that gas prices will return to profitable levels for the providers and that the price of the stocks will rise. Unfortunately, we may not see natural gas demand rebound much before late 2002.

By December 31, 2001, our various buys and sells, along with market activity, resulted in the following sector breakdowns. The Fund remained broadly diversified by economic sector, which we think helps enhance opportunity and control market risk. As you can see, Materials & Processing, Consumer Discretionary and Financial Services represented our largest commitments. Also note - relative to six months earlier - the rise in our exposure to Consumer Discretionary and Energy, and the fall in our exposure to Financial Services and Producer Durables. Because we make our decisions on a "bottom-up", or stock-by-stock basis, these changes result from individual decisions, rather than calls on the economy or broad investment themes.

SECTOR DIVERSIFICATION

SECTOR              6/30/01 12/31/01 SECTOR                     6/30/01 12/31/01
--------------------------------------------------------------------------------
Auto & Transportation  11.7% 10.8%   Other                         2.0%   1.8%
--------------------------------------------------------------------------------
Consumer Discretionary 13.2  14.6    Other Energy                  9.7   12.0
--------------------------------------------------------------------------------
Consumer Staples        1.8   1.9    Producer Durables            13.4   12.4
--------------------------------------------------------------------------------
Financial Services     14.7  13.7    Technology                    0.7    0.3
--------------------------------------------------------------------------------
Healthcare              1.1   0.7    Utilities                     1.5    2.2
--------------------------------------------------------------------------------
Materials & Processing 18.8  19.7    Other assets less liabilities11.4    9.9
--------------------------------------------------------------------------------
                                     TOTAL                       100.0% 100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2001 and December 31, 2001, respectively.

    20
----------
  TWENTY

PORTFOLIO CHARACTERISTICS-------------------------------------------------------

On December 31, 2001, the Fund held 85 stocks. Our Top 10 Holdings comprised about a quarter of the portfolio, and only one - as another reflection of risk control - represented over 3% of assets. Our median market capitalization was $561 million, while the weighted average market cap was $760 million. Based on 2002 estimates, our portfolio's weighted average P/E was 14.8X and its median P/B was 1.6X. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

TOP 10 HOLDINGS

COMPANY NAME                                                               %
-------------------------------------------------------------------------------
Zale Corporation                                                         3.1%
-------------------------------------------------------------------------------
BorgWarner, Inc.                                                          2.6
-------------------------------------------------------------------------------
Briggs & Stratton Corporation                                             2.6
-------------------------------------------------------------------------------
ADVO, Inc.                                                                2.5
-------------------------------------------------------------------------------
Kellwood Company                                                          2.5
-------------------------------------------------------------------------------
Mueller Industries, Inc.                                                  2.5
-------------------------------------------------------------------------------
Centex Construction Products, Inc.                                        2.1
-------------------------------------------------------------------------------
Lincoln Electric Holdings, Inc.                                           2.0
-------------------------------------------------------------------------------
Footstar, Inc.                                                            2.0
-------------------------------------------------------------------------------
Forest Oil Corporation                                                    1.9
-------------------------------------------------------------------------------
TOTAL                                                                   23.8%
-------------------------------------------------------------------------------

As a percentage of total net assets as of December 31, 2001. Portfolio holdings are subject to change.

While we think that the outlook for an economic recovery has improved, we believe that last quarter's rally may have priced many stocks to reflect a near-term return to normal earnings power. We view that approach to be both unjustified and unrealistic because it is unclear to us how corporate earnings will respond.

There are still, we believe, myriad problems and risks that could come into play to upset the level of certainty that we believe has been assigned to stock prices. While we don't seek more certainty in the view ahead in order to make portfolio decisions, we do look for equity pricing that respects the risks that we know are present in the economy.

We will continue to emphasize long-term fundamentals in the companies we buy and seek sound financial condition, strong business economics and attractive valuations. We believe that stocks purchased on these criteria can generate attractive long-term returns, without incurring what we would consider to be undue risk.

We begin the New Year with caution, but also with optimism that our single-minded focus on the long-term fundamentals of investing can lead us to worthwhile opportunities as the year unfolds.

/s/ Scott C. Satterwhite                /s/ James C. Kieffer

"While we think that the outlook for an economic recovery has improved, we believe that last quarter's rally may have priced many stocks to reflect a near-term return to normal earnings power. We view that approach to be both unjustified and unrealistic because it is unclear to us how corporate earnings will respond."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                          21
                                                                      ----------
                                                                      TWENTY-ONE

                                     ------
                                     ARTIX
                                     ------

ARTISAN
INTERNATIONAL FUND
(ARTIX)
Schedule of Investments - December 31, 2001 (Unaudited)

                                                       SHARES
                                                        HELD           VALUE
                                                     ===========     ==========
COMMON AND PREFERRED STOCKS - 95.9%

AUSTRALIA - 2.3%
   Commonwealth Bank of Australia - diversified
     financial services                              3,606,900     $55,274,992
   National Australia Bank Ltd. - diversified
     financial services                              4,694,663      76,558,424
                                                                  ------------
                                                                   131,833,416
BELGIUM - 2.2%
(1)Interbrew - brewery                               4,571,152     125,122,105

BRAZIL - 2.9%
   Petroleo Brasileiro S.A. (ADR) - oil, gas
     and petrochemical producer                      3,290,000      76,657,000
   Tele Norte Leste Participacoes S.A. -
     Preferred - (ADR) -
     telecommunication services                      2,655,300      41,502,339
   Telesp Celular Participacoes S.A. -
     Preferred - (ADR) -
     telecommunication services                      5,198,300      48,136,258
                                                                  ------------
                                                                   166,295,597
CANADA - 1.0%
   CanWest Global Communications Corporation -
     television and cable broadcasting               2,585,798      19,324,873
(1)Corus Entertainment, Inc. - Class B - multimedia  1,875,350      37,335,047
   Four Seasons Hotels, Inc.(2) - luxury hotels         31,200       1,458,912
                                                                  ------------
                                                                    58,118,832
DENMARK - 0.8%
   Novo-Nordisk A/S - Class B - pharmaceuticals      1,136,550      46,472,835

FINLAND - 1.8%
   Stora Enso OYJ - paper and related products       5,486,100      70,224,049
   UPM Kymmene OYJ - paper and related products        953,800      31,626,189
                                                                  ------------
                                                                   101,850,238
FRANCE - 3.1%
   Axa - multi-line insurance                          570,800      11,925,053
(1)JC Decaux S.A. - advertising services             5,946,594      66,431,686
   Suez S.A. - building and construction             2,867,165      86,775,048
   Carrefour S.A. - food and drug retailing            290,064      15,078,910
                                                                  ------------
                                                                   180,210,697
GERMANY - 9.6%
   Allianz AG - insurance and financial services       806,530     190,970,121
   Deutsche Boerse AG - diversified
     financial services                              1,818,503      69,945,785
   Deutsche Telekom AG  - telecommunication
     services                                        2,179,600      37,445,305
   Henkel KGaA - Vorzug - Preferred -
     diversified chemicals/materials                    56,100       3,171,026

    22
----------
TWENTY-TWO

                                     ------
                                     ARTIX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
GERMANY (CONTINUED)
   KarstadtQuelle AG - retail department stores        923,709     $36,507,442
   KDG Investors, L.P.(3) - cable television        10,000,000       3,450,000
   Muenchener Rueckversicherungs-Gesellschaft AG -
     reinsurance                                       653,625     177,427,345
   Software AG - computer software and services        771,244      29,520,487
                                                                  ------------
                                                                   548,437,511
IRELAND - 1.6%
   Bank of Ireland - commercial bank                 9,642,184      91,237,198

ITALY - 11.3%
   Assicurazioni Generali S.p.A. -
     multi-line insurance                            4,938,200     137,147,069
   Autogrill S.p.A. - restaurants                    5,715,600      52,963,395
   Autostrade - Concessioni e Costruzioni
     Autostrade S.p.A - transportation services      6,340,500      44,023,176
   Gucci Group NV(2) - apparel manufacturer            713,300      60,559,170
   IntesaBCI S.p.A. - money center bank             21,119,105      52,825,679
   Mediobanca S.p.A. - investment banking            4,706,500      52,703,804
   Rolo Banca 1473 S.p.A. - commercial bank          6,060,107      92,729,823
   Snam Rete Gas S.p.A. 144A - natural gas           4,616,000      12,203,531
   Telecom Italia S.p.A. -
     telecommunication services                     11,453,150      61,170,138
   Unicredito Italiano S.p.A. - commercial bank     19,798,200      79,481,400
                                                                  ------------
                                                                   645,807,185
JAPAN - 6.9%
   Banyu Pharmaceutical Co., Ltd. - pharmaceuticals  3,877,900      57,720,062
   Honda Motor Co., Ltd. - automobile manufacturer   3,992,900     159,399,037
   Nintendo Co., Ltd. - household durables              17,000       2,978,017
   Promise Co., Ltd. - consumer finance              1,581,300      85,576,807
   Takefuji Corporation - consumer finance             661,750      47,884,820
   Toyota Motor Corp. - automobile manufacturer      1,685,200      42,705,627
                                                                  ------------
                                                                   396,264,370
LUXEMBOURG - 0.6%
   RTL Group - television and radio broadcasting       854,054      33,526,420

MEXICO - 6.8%
   America Movil S.A. de C.V. (ADR) -
     telecommunication services                      4,034,100      78,584,268
   Cemex S.A. de C.V. (ADR) - cement                   601,400      14,854,580
   Fomento Economico Mexicano, S.A. de C.V.
     (ADR) - brewer                                  2,349,600      81,178,680
   Telefonos De Mexico S.A. de C.V. (ADR) -
     telecommunication services                      3,681,900     128,940,138
   Wal-Mart De Mexico S.A. de C.V. -
     discount department stores                     30,778,200      84,038,336
                                                                  ------------
                                                                   387,596,002
NETHERLANDS - 9.6%
(1)Fortis (NL) NV - diversified financial services 7,623,138 197,464,956 Royal Dutch Petroleum Company - oil, gas,
     and petrochemical producer                        338,000      17,119,545
   Unilever NV - food and household
     products manufacturer                           2,538,900     148,821,143
   Van der Moolen Holding NV - financial services    1,590,777      45,666,979
   Wolters Kluwer NV - publishing                    6,170,614     140,614,986
                                                                  ------------
                                                                   549,687,609

                                                                        23
                                                                   ------------
                                                                   TWENTY-THREE

                                     ------
                                     ARTIX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
NORWAY - 0.0%(4)
   P4 Radio Hele Norge ASA - radio broadcasting      1,139,600      $2,539,046

POLAND - 0.2%
(1)Bank Polska Kasa Opieki S.A. - commercial bank      453,935       9,147,391

PORTUGAL - 1.2%
   Portugal Telecom, SGPS, S.A. -
     telecommunication services                      8,501,772      66,218,718

SINGAPORE - 1.1%
   DBS Group Holdings Ltd. - money center bank       8,044,407      60,120,670

SPAIN - 5.4%
   Acciona, S.A. - construction services             1,041,011      37,992,899
   Altadis, S.A. - tobacco                           2,764,332      46,998,806
   Banco Popular Espanol, S.A. - commercial bank        62,800       2,061,645
   Centros Comerciales Carrefour, S.A. -
     food and drug retailing                         3,362,210      40,463,625
   Corporacion Mapfre, Compania Internacional
     de Reaseguros, S.A. - multi-line insurance 2,704,247 15,670,780 Fomento de Construcciones y Contratas S.A. -
     construction services and building materials      350,365       7,251,151
(1)Industria de Diseno Textil, S.A. -
     apparel manufacturer                            3,457,700      65,897,242
(1)Promotora de Informaciones, S.A. (Prisa) -
     multimedia                                      2,684,346      25,089,445
   Repsol YPF, S.A. - oil and natural gas
     exploration and production                      4,459,811      65,026,984
                                                                  ------------
                                                                   306,452,577
SWEDEN - 0.9%
   Swedish Match AB - tobacco                        9,411,600      49,970,707

SWITZERLAND - 8.1%
   Credit Suisse Group - commercial bank             1,664,300      71,000,506
   Julius Baer Holding Ltd. - Class B -
     commercial bank                                   163,145      55,050,133
   Nestle S.A. - Class B - food products               185,600      39,589,299
   Novartis AG - pharmaceuticals                     3,241,150     117,178,236
   Synthes-Stratec, Inc. - medical products             18,682      13,013,010
   UBS AG - money center bank                        3,022,410     152,613,857
   Zurich Financial Services AG -
     multi-line insurance                               53,008      12,440,718
                                                                  ------------
                                                                   460,885,759
UNITED KINGDOM - 18.5%
   British American Tobacco PLC - tobacco           15,562,873     131,792,309
   Carlton Communications PLC -
     television broadcaster                         16,273,670      57,490,507
   Compass Group PLC - hospitality services         26,680,359     199,757,577
   Diageo PLC - food and alcoholic beverages        19,389,801     221,282,655
   Granada PLC - media services                     36,334,131      75,800,321
   HSBC Holdings PLC - money center bank             2,081,600      24,391,398
   Lloyds TSB Group PLC - money center bank         17,307,423     187,704,896
   Marks & Spencer PLC - multi-line retail          18,615,250      97,696,822
(1)NTL, Inc.(2) - communication services             7,387,000       6,943,780
   Vodafone Group PLC -
     telecommunication services                     21,590,100      56,419,329
                                                                 -------------
                                                                 1,059,279,594

                                                                 -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $5,712,969,096)          5,477,074,477

     24
-----------
TWENTY-FOUR

                                     ------
                                     ARTIX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        PAR
                                                      AMOUNT           VALUE
                                                    ===========     ==========
SHORT-TERM INVESTMENTS - 4.3%
   Repurchase agreement with State Street Bank
     and Trust Company, 0.85%, dated 12/31/2001,
     due 1/2/2002, maturity value $248,370,728
     collateralized by $202,341,430 market value
     U.S. Treasury Bond, 7.875% due 2/15/2021
     and $51,007,044 market value U.S. Treasury
     Bond, 9.875% due 11/15/2015
     (Cost $248,359,000)                          $248,359,000    $248,359,000
                                                                --------------

TOTAL INVESTMENTS - 100.2% (Cost $5,961,328,096)                 5,725,433,477

OTHER ASSETS LESS LIABILITIES - (0.2%)                             (8,720,024)
                                                                --------------

TOTAL NET ASSETS - 100.0%(5)                                    $5,716,713,453
                                                                ==============

(1)Non-income producing security.
(2)Principally traded in the United States.
(3)Private investment partnership which is restricted as to resale. Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4)Represents less than 0.1% of total net assets.
(5)Percentages for the various classifications relate to total net assets.
   (ADR) American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                       25
                                                                  ------------
                                                                   TWENTY-FIVE

                                     ------
                                     ARTIX
                                     ------

ARTISAN
INTERNATIONAL FUND
Portfolio Diversification - December 31, 2001 (Unaudited)

                                                       VALUE        PERCENTAGE
                                                    ===========     ==========
Consumer Discretionary                         $ 1,265,563,908           22.1%
Consumer Staples                                   900,298,239            15.8
Energy                                             158,803,529             2.8
Financials                                       2,055,022,249            36.0
Healthcare                                         234,384,143             4.1
Industrials                                         89,267,226             1.6
Information Technology                              29,520,487             0.5
Materials                                          119,875,844             2.1
Telecommunication Services                         525,360,273             9.2
Utilities                                           98,978,579             1.7
                                              ----------------      ----------
TOTAL COMMON AND PREFERRED STOCKS                5,477,074,477            95.9
Total short-term investments                       248,359,000             4.3
                                              ----------------      ----------
TOTAL INVESTMENTS                                5,725,433,477           100.2
OTHER ASSETS LESS LIABILITIES                      (8,720,024)           (0.2)
                                              ----------------      ----------
TOTAL NET ASSETS                               $ 5,716,713,453          100.0%
                                              ================      ==========

    The accompanying notes are an integral part of the financial statements.

      26
  -----------
  TWENTY-SIX

                                     ------
                                     ARTMX
                                     ------

ARTISAN
MID CAP FUND
(ARTMX)
Schedule of Investments - December 31, 2001 (Unaudited)

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
COMMON STOCKS - 96.6%

AUTO & TRANSPORTATION - 3.4%
 AIR TRANSPORT - 1.0%
     Expeditors International of Washington,
      Inc. - global logistics services                 367,100     $20,906,345

 TRUCKERS - 2.4%
     CNF, Inc. - global supply chain
      service management                             1,433,000      48,077,150

CONSUMER DISCRETIONARY - 14.7%
 ADVERTISING AGENCIES - 1.6%
 (1) Lamar Advertising Company - outdoor
      advertising structures                           768,500      32,538,290
 CABLE TELEVISION SERVICES - 1.6%
 (1) Charter Communications, Inc. -
      cable systems operator                         1,927,200      31,663,896

 CONSUMER ELECTRONICS - 1.6%
     Harman International Industries, Inc. -
      high fidelity audio product manufacturer         715,600      32,273,560

 EDUCATION SERVICES - 0.9%
 (1) SmartForce PLC - e-learning solutions             751,200      18,592,200

 RADIO & TV BROADCASTING - 1.3%
 (1) Entercom Communications Corporation -
     radio broadcasting company                        517,400      25,870,000

 RETAIL - 3.8%
 (1) Abercrombie & Fitch Co. - clothing retailer       505,000      13,397,650
 (1) Barnes & Noble, Inc. - bookseller               1,011,300      29,934,480
 (1) Zale Corporation - fine jewelry retailer          782,200      32,758,536
                                                                  ------------
                                                                    76,090,666
 SERVICES: COMMERCIAL - 3.9%
 (1) Convergys Corporation - integrated billing
     and customer care services                        664,400      24,908,356
 (1) Getty Images, Inc. - e-commerce visual
     content provider                                  346,600       7,964,868
 (1) Robert Half International, Inc. - temporary and
     permanent personnel
      in accounting and finance                        934,300      24,945,810
 (1) TMP Worldwide, Inc. - recruitment
     advertising agency                                470,900      20,201,610
                                                                  ------------
                                                                    78,020,644
FINANCIAL SERVICES - 16.2%
 BANKS: OUTSIDE NEW YORK CITY - 1.5%
     Comerica, Inc. - regional bank                    517,700      29,664,210

 DIVERSIFIED FINANCIAL SERVICES - 2.1%
 (1) The BISYS Group, Inc. - technology outsourcing
     provider for the financial service industry       648,000      41,465,520

                                                                       27
                                                                  ------------
                                                                  TWENTY-SEVEN

                                     ------
                                     ARTMX
                                     ------

SCHEDULE OF INVESTMENTS

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
FINANCIAL SERVICES (CONTINUED)
 FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 2.8%
     NDCHealth Corporation - pharmacy
      payment systems                                  387,300     $13,381,215
     SunGard Data Systems, Inc. - recordkeeping
      software and systems
      for investment management                      1,484,100      42,935,013
                                                                  ------------
                                                                    56,316,228
 INSURANCE: MULTI-LINE - 1.7%
     Lincoln National Corporation - insurance and
      investment management                            634,400      30,812,808
     UnumProvident Corporation - insurance products    145,300       3,851,903
                                                                  ------------
                                                                    34,664,711
 INSURANCE: PROPERTY-CASUALTY - 4.0%
     Everest Re Group, Ltd. - insurance and
      reinsurance products                             567,800      40,143,460
     XL Capital Limited - insurance and
      reinsurance products                             442,800      40,454,208
                                                                  ------------
                                                                    80,597,668
 INVESTMENT MANAGEMENT COMPANIES - 0.8%
     SEI Investments Company - investment
      management company & technology
      outsourcing provider                             366,200      16,519,282

 REAL ESTATE INVESTMENT TRUSTS - 0.0%(2)
     HealthCare Financial Partners REIT, Inc.,
      144A(3) - healthcare-related real
      estate investments                                 9,160         118,805

 SECURITIES BROKERAGE & SERVICES - 3.3%
     A.G. Edwards, Inc. - brokerage and
      financial services provider                      764,700      33,776,799
 (1) LaBranche & Co., Inc. - NYSE specialist firm      956,600      32,964,436
                                                                  ------------
                                                                    66,741,235
HEALTHCARE - 9.5%
 BIOTECHNOLOGY RESEARCH & PRODUCTION - 3.1%
 (1) Celgene Corp. - biopharmaceutical company         314,300      10,032,456
     IDEC Pharmaceuticals Corporation -
      biopharmaceutical company of
      targeted therapeutics                            269,700      18,590,421
 (1) Immunex Corporation - biopharmaceutical
      company therapeutics                           1,212,300      33,592,833
                                                                  ------------
                                                                    62,215,710
 DRUGS & PHARMACEUTICALS - 2.0%
     Amerisource Bergen Corporation -
      pharmaceutical distribution and repackaging      317,100      20,151,705
 (1) MedImmune, Inc. - biotechnology company           437,700      20,287,395
                                                                  ------------
                                                                    40,439,100
 HEALTH CARE MANAGEMENT SERVICES - 3.3%
 (1) Anthem, Inc. - health benefits company            404,400      20,017,800
 (1) Community Health Systems, Inc. -
      general hospital healthcare services             776,800      19,808,400
      Universal Health Services, Inc. - Class B -
      hospital and healthcare centers                  631,300      27,007,014
                                                                  ------------
                                                                    66,833,214
 MEDICAL SERVICES - 1.1%
 (1) Covance, Inc. - contract research organization    950,700      21,580,890

MATERIALS & PROCESSING - 7.7%
 CHEMICALS - 1.0%
     Rohm and Haas Company - chemicals and
      materials for industrial applications            577,900      20,012,677

 CONTAINERS & PACKAGING: PAPER & PLASTIC - 4.5%
 (1) Pactiv Corporation - specialty packaging and
      consumer products                              3,332,900      59,158,975
 (1) Sealed-Air Corporation - specialty packaging      747,041      30,494,214
                                                                  ------------
                                                                    89,653,189

      28
 -------------
 TWENTY-EIGHT

                                     ------
                                     ARTMX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
MATERIALS & PROCESSING (CONTINUED)
 DIVERSIFIED MATERIALS & PROCESSING - 1.1%
 (1) American Standard Companies, Inc. -
      diversified brand-name products                  307,800     $21,001,194

 METALS & MINERALS MISCELLANEOUS - 1.1%
     Minerals Technologies, Inc. - synthetic and
      specialty mineral products                       456,300      21,281,832

OTHER - 5.1%
 MULTI-SECTOR COMPANIES - 5.1%
     Brunswick Corporation - recreation brand
      marketer and manufacturer                      1,407,800      30,633,728
 (1) SPX Corporation - diversified industrial
      and electrical products and services             299,800      41,042,620
     Thermo Electron Corporation - precision
      measurement instruments                        1,300,500      31,029,930
                                                                  ------------
                                                                   102,706,278
OTHER ENERGY - 4.0%
 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 2.5%
 (1) Nabors Industries, Inc. - contract land
      drilling services                                713,400      24,491,022
 (1) Weatherford International, Inc. -
      diversified energy services                      675,500      25,169,130
                                                                  ------------
                                                                    49,660,152
 OIL: CRUDE PRODUCERS - 1.5%
     Devon Energy Corporation - natural gas and
      exploration company                              788,400      30,471,660

PRODUCER DURABLES - 9.1%
 DIVERSIFIED PRODUCTION - 1.2%
     Danaher Corporation - process environmental
      control products                                 385,600      23,255,536

 ELECTRONICS: INSTRUMENTS GAUGES & METERS - 1.8%
 (1) Mettler-Toledo International, Inc. - precision
      weighing instruments                             675,200      35,009,120

 IDENTIFICATION CONTROL & FILTER DEVICES - 1.6%
     Parker-Hannifin Corporation - motion
      control products                                 712,800      32,724,648

 PRODUCTION TECHNOLOGY EQUIPMENT - 3.6%
     Millipore Corporation - scientific instruments    795,400      48,280,780
 (1) Novellus Systems, Inc. - semiconductor
      capital equipment                                615,600      24,285,420
                                                                  ------------
                                                                    72,566,200
 TELECOMMUNICATIONS EQUIPMENT - 0.9%
 (1) Polycom, Inc. - audio and
      videoconferencing equipment                      537,700      18,496,880

TECHNOLOGY - 21.3%
 COMMUNICATIONS TECHNOLOGY - 3.1%
 (1) Comverse Technology, Inc. - computer and
      telecommunications systems and software        1,407,000      31,474,590
     Symbol Technologies, Inc. - scanner integrated
      mobile and wireless information systems        1,900,200      30,175,176
                                                                  ------------
                                                                    61,649,766
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 7.0%
     Ceridian Corporation - payroll provider         1,252,900      23,491,875
     Interwoven, Inc. - software products
      and services                                   1,050,600      10,232,844
 (1) Intuit, Inc. - accounting and personal
      finance software                                 938,200      40,117,432
 (1) Lawson Software, Inc. - enterprise
      software solutions                               808,100      12,727,575
 (1) Peregrine Systems, Inc. - resource
      management applications                        2,215,900      32,861,797
 (1) Retek, Inc. - web-based software for
      the retail industry                              719,700      21,497,439
                                                                  ------------
                                                                   140,928,962

                                                                       29
                                                                   -----------
                                                                   TWENTY-NINE

                                     ------
                                     ARTMX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
TECHNOLOGY (CONTINUED)
 COMPUTER TECHNOLOGY - 2.1%
 (1) Ingram Micro, Inc. - information technology
      products and services                            772,600     $13,381,432
 (1) Synopsys, Inc. - electronic design
      automation software                              469,300      27,721,551
                                                                  ------------
                                                                    41,102,983
 ELECTRONICS - 2.2%
     Sanmina-SCI Corporation - integrated
      electronic manufacturing services              2,216,256      44,103,494

 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 5.4%
 (1) Alpha Industries, Inc. - circuit and
      semiconductor communications                     542,700      11,830,860
 (1) Integrated Device Technology, Inc. -
      semiconductor designer/manufacturer            1,081,600      28,759,744
 (1) Jabil Circuit, Inc. - electronic
      manufacturing services                         1,035,300      23,522,016
 (1) National Semiconductor Corporation -
      semiconductor designer/manufacturer            1,433,800      44,146,702
                                                                  ------------
                                                                   108,259,322
 SCIENTIFIC EQUIPMENT & SUPPLIES - 1.5%
 (1) Apogent Technologies, Inc. - manufacturers
      of laboratory and life science products        1,173,300      30,271,140

UTILITIES - 5.6%
 UTILITIES: GAS DISTRIBUTORS - 1.3%
     Kinder Morgan, Inc. - energy services             462,700      25,767,763

 UTILITIES: TELECOMMUNICATIONS - 4.3%
 (1) Citizens Communications Company - rural
      telecommunication services                     6,081,600      64,829,856
 (1) Western Wireless Corporation - rural wireless
      telecommunication services                       728,500      20,580,125
                                                                 -------------
                                                                    85,409,981

                                                                 -------------
TOTAL COMMON STOCKS (Cost $1,741,476,099)                        1,935,522,101


                                                        Par
                                                      Amount
                                                    ==========
SHORT-TERM INVESTMENTS - 5.1%
 Repurchase agreement with State Street
     Bank and Trust Company, 0.85%, dated
     12/31/01, due 1/2/02, maturity value
     $101,826,808, collateralized by
     $103,872,615 market value U.S. Treasury
     Bond, 9.875%, due 11/15/2015
     (Cost $101,822,000)                          $101,822,000     101,822,000
                                                                --------------

TOTAL INVESTMENTS - 101.7% (Cost $1,843,298,099)                 2,037,344,101

OTHER ASSETS LESS LIABILITIES - (1.7%)                            (34,767,214)
                                                                --------------

TOTAL NET ASSETS - 100.0%(4)                                    $2,002,576,887
                                                                ==============

(1)Non-income producing security.
(2)Represents less than 0.1% of total net assets.
(3)Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4)Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

    30
 --------
  THIRTY

                                     ------
                                     ARTQX
                                     ------

ARTISAN
MID CAP VALUE FUND
(ARTQX)
Schedule of Investments - December 31, 2001 (Unaudited)

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
COMMON STOCKS - 90.3%

CONSUMER DISCRETIONARY - 11.5%
 RADIO & TV BROADCASTING - 1.2%
 (1) USA Networks, Inc. - cable
      television broadcaster                             6,400        $174,784

 RESTAURANTS - 1.6%
 (1) Brinker International, Inc. -
      specialty restaurants                              8,000         238,080

 RETAIL - 1.5%
 (1) The Men's Wearhouse, Inc. - men's
      fashion retailer                                  10,300         212,695

 SERVICES: COMMERCIAL - 2.8%
 (1) KPMG Consulting, Inc. - consulting services        13,600         225,352
     Viad Corporation - commercial payment,
      convention and event marketing services            8,100         191,808
                                                                  ------------
                                                                       417,160
 TEXTILES APPAREL MANUFACTURERS - 4.4%
 (1) Jones Apparel Group, Inc. - apparel manufacturer   10,700         354,919
     Liz Claiborne, Inc. - apparel manufacturer          5,900         293,525
                                                                  ------------
                                                                       648,444
CONSUMER STAPLES - 0.7%
 DRUG & GROCERY STORE CHAINS - 0.7%
     Albertson's, Inc. - food and drug retailer          3,100          97,619

FINANCIAL SERVICES - 21.4%
 BANKS: OUTSIDE NEW YORK CITY - 2.0%
     Commerce Bancshares, Inc. - regional bank
      holding company                                    7,455         290,670

 FINANCIAL MISCELLANEOUS - 1.5%
     Fidelity National Financial, Inc. - insurance
      underwriting and real estate services              8,900         220,720

 INSURANCE: MULTI-LINE - 2.5%
     Old Republic International Corporation -
      risk management and reinsurance services          13,300         372,533

 INSURANCE: PROPERTY-CASUALTY - 9.2%
     Everest Re Group, Ltd. - property and
      casualty reinsurance                               2,600         183,820
     PartnerRe Ltd. - multi-line reinsurance             6,800         367,200
     The PMI Group, Inc. - mortgage-related
      insurance products                                 3,800         254,638
     White Mountains Insurance Group Ltd. -
      property and casualty insurance                    1,600         556,800
                                                                  ------------
                                                                     1,362,458

                                                                          31
                                                                      ----------
                                                                      THIRTY-ONE

                                     ------
                                     ARTQX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
FINANCIAL SERVICES (CONTINUED)
 SAVINGS & LOANS - 2.5%
     Golden West Financial Corporation -
      savings and loan                                   6,200        $364,870

 SECURITIES BROKERAGE & SERVICES - 3.7%
     Countrywide Credit Industries, Inc. -
      mortgage banking operations                       13,300         544,901

HEALTHCARE - 1.0%
 DRUGS & PHARMACEUTICALS - 1.0%
     Mylan Laboratories, Inc. -
      pharmaceutical products                            4,000         150,000

MATERIALS & PROCESSING - 13.1%
 AGRICULTURE FISHING & RANCHING - 3.0%
     Delta and Pine Land Co. - cotton and soybean
      seed producer                                     12,600         285,138
     Monsanto Company - agricultural products
      and services                                       4,500         152,100
                                                                  ------------
                                                                       437,238
 PAPER - 4.9%
     Domtar, Inc. - paper products                      35,300         355,824
     Westvaco Corporation - paper products              12,700         361,315
                                                                  ------------
                                                                       717,139
 REAL ESTATE - 5.2%
 (1) Catellus Development Corporation - diversified
      real estate operations                            19,200         353,280
 (1) Security Capital Group, Inc. - real estate
      operating company                                 16,100         408,457
                                                                  ------------
                                                                       761,737
OTHER - 2.2%
 MULTI-SECTOR COMPANIES - 2.2%
 (1) FMC Corporation - diversified
      chemical manufacturer                              5,500         327,250

OTHER ENERGY - 18.3%
 ENERGY MISCELLANEOUS - 2.3%
 (1) Reliant Resources, Inc. - electricity and
      energy services                                   21,100         348,361

 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 7.5%
     Halliburton Company - energy services              28,200         369,420
 (1) Pride International, Inc. - oil and gas
      contract drilling services                        11,400         172,140
 (1) Smith International, Inc. - oil and gas
      products and services                              3,700         198,394
 (1) Weatherford International, Inc. - diversified
      energy services                                    9,700         361,422
                                                                  ------------
                                                                     1,101,376
 OIL: CRUDE PRODUCERS - 8.5%
     Apache Corporation - oil and natural gas
      exploration/production                            10,560         526,733
     EOG Resources, Inc. - oil and natural gas
      exploration/production                             9,800         383,278
 (1) Newfield Exploration Company - oil and natural
      gas exploration/production                         9,600         340,896
                                                                  ------------
                                                                     1,250,907
PRODUCER DURABLES - 5.0%
 DIVERSIFIED PRODUCTION - 1.7%
     Pentair, Inc. - diversified manufacturer            6,700         244,617

 ELECTRONICS: INSTRUMENTS, GAUGES & METERS - 1.1%
 (1) Tektronix, Inc. - electronic measurement and
      video conferencing products                        6,300         162,414

 HOMEBUILDING - 2.2%
     Centex Corporation - home builder                   5,800         331,122

     32
 ----------
 THIRTY-TWO

                                     ------
                                     ARTQX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
TECHNOLOGY - 3.3%
 COMMUNICATIONS TECHNOLOGY - 0.6%
     Harris Corporation -
      telecommunication equipment                        2,700         $82,377

 COMPUTER SERVICES, SOFTWARE & SYSTEMS - 2.7%
 (1) Amdocs Limited - telecommunication services         7,200         244,584
     Computer Associates International, Inc. -
      enterprise software and services                   4,600         158,654
                                                                  ------------
                                                                       403,238
UTILITIES - 13.8%
 UTILITIES: CABLE TV & RADIO - 4.4%
 (1) Cablevision Systems New York Group -
      telecommunication and entertainment services       7,500         355,875
 (1) Cablevision Systems Corporation - Rainbow
      Media Group - cable television broadcaster        12,100         298,870
                                                                  ------------
                                                                       654,745
 UTILITIES: ELECTRICAL - 4.0%
     Allegheny Energy, Inc. - electric utility
      holding company                                    6,300         228,186
     Wisconsin Energy Corporation - energy services     15,700         354,192
                                                                  ------------
                                                                       582,378
 UTILITIES: GAS DISTRIBUTORS - 1.6%
     Sempra Energy - electric and natural gas products
      and services                                       9,700         238,135
 UTILITIES: TELECOMMUNICATIONS - 3.8%
     CenturyTel, Inc. - local exchange and wireless
      telephone services                                 6,800         223,040
     Telephone and Data Systems, Inc. - diversified
      telecommunication services                         3,800         341,050
                                                                  ------------
                                                                       564,090

                                                                  ------------
TOTAL COMMON STOCKS (Cost $12,137,311)                              13,302,058

                                                        PAR
                                                      AMOUNT
                                                    ==========
SHORT-TERM INVESTMENTS - 15.1%
 Repurchase agreement with State Street Bank
     and Trust Company, 0.85%, dated 12/31/2001,
     due 1/2/2002, maturity value $2,232,105,
     collateralized by $2,282,526 market
     value U.S. Treasury Bond, 9.875%,
     due 11/15/2015 (Cost $2,232,000)               $2,232,000       2,232,000
                                                                  ------------

TOTAL INVESTMENTS - 105.4% (Cost $14,369,311)                       15,534,058

OTHER ASSETS LESS LIABILITIES - (5.4%)                               (799,802)
                                                                  ------------

TOTAL NET ASSETS - 100.0%(2)                                       $14,734,256
                                                                  ============
(1) Non-income producing security.
(2) Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                        33
                                                                   ------------
                                                                   THIRTY-THREE

                                     ------
                                     ARTSX
                                     ------

ARTISAN
SMALL CAP FUND
(ARTSX)
Schedule of Investments - December 31, 2001 (Unaudited)

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
COMMON STOCKS - 97.0%

AUTO & TRANSPORTATION - 1.1%
 AIR TRANSPORT - 1.1%
 (1) Atlantic Coast Airlines Holdings, Inc. -
      regional airline                                  73,200    $  1,704,828

CONSUMER DISCRETIONARY - 18.8%
 ADVERTISING AGENCIES - 1.1%
 (1) ADVO, Inc. - direct mail marketer                  38,300       1,646,900

 CASINOS & GAMBLING - 1.6%
 (1) Shuffle Master, Inc. - gaming products
      developer and marketer                           154,200       2,416,314

 COMMERCIAL INFORMATION SERVICES - 1.2%
 (1) ProQuest Company - information services and
      software systems                                  52,300       1,773,493

 COSMETICS - 0.7%
 (1) Elizabeth Arden, Inc. - fragrances and
      cosmetics wholesaler                              75,700       1,155,939

 PUBLISHING: MISCELLANEOUS - 1.2%
 (1) Martha Stewart Living Omnimedia, Inc. -
      Quality Living distributor and merchandiser      110,600       1,819,370

 RADIO & TV BROADCASTING - 3.1%
 (1) Spanish Broadcasting System, Inc. -
      spanish language radio broadcaster               230,300       2,277,667
 (1) ValueVision International, Inc. -
      television home shopping                         128,700       2,521,233
                                                                  ------------
                                                                     4,798,900
 RETAIL - 6.1%
 (1) Genesco, Inc. - footwear retailer                 103,400       2,146,584
 (1) Insight Enterprises, Inc. - direct sales of
      electronics and software                         109,400       2,691,240
 (1) Linens 'n Things, Inc. - home
      furnishings retailer                              96,900       2,470,950
 (1) The Men's Wearhouse, Inc. - men's
      fashion retailer                                  97,000       2,003,050
                                                                  ------------
                                                                     9,311,824
 SERVICES: COMMERCIAL - 3.7%
 (1) Lightbridge, Inc. - software-based
      telecommunications customer support solutions     82,300         999,945
 (1) Steiner Leisure Limited - cruise ship and
      land-based spa services                           88,900       1,889,125
 (1) Waste Connections, Inc. - waste services provider  92,500       2,866,575
                                                                  ------------
                                                                     5,755,645
 SHOES - 0.1%
     Wolverine World Wide, Inc. -
      footwear manufacturer                             10,700         161,035

     34
-----------
THIRTY-FOUR

                                     ------
                                     ARTSX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
CONSUMER STAPLES - 2.0%
 DRUG & GROCERY STORE CHAINS - 1.6%
 (1) Duane Reade, Inc. - retail drugstore operator      81,800    $  2,482,630

 FOODS - 0.4%
 (1) American Italian Pasta Company -
      specialty foods producer                          13,200         554,796

FINANCIAL SERVICES - 12.7%
 BANKS: OUTSIDE NEW YORK CITY - 4.9%
     Community First Bankshares, Inc. -
      North Dakota-based bank holding company           75,900       1,949,871
     Greater Bay Bancorp. - northern
      California-based bank holding company            117,100       3,346,718
     Republic Bancorp, Inc. - Michigan-based bank
      holding company                                   69,850         967,423
     Wintrust Financial Corporation - Lake Forest,
      Illinois-based bank holding company               42,900       1,311,453
                                                                  ------------
                                                                     7,575,465
 FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 1.5%
 (1) CompuCredit Corporation - credit card issuer      189,700       2,230,872

 FINANCIAL INFORMATION SERVICES - 0.8%
     FactSet Research Systems, Inc. - financial
      data supplier                                     34,700       1,212,765

 INSURANCE: LIFE - 0.3%
     Presidential Life Corporation -
      fixed annuity writer                              23,100         474,936

 INSURANCE: MULTI-LINE - 0.8%
     StanCorp Financial Group, Inc. - group disability
      and life insurance                                25,100       1,185,975

 INSURANCE: PROPERTY-CASUALTY - 2.7%
     IPC Holdings, Ltd. - property
      catastrophe reinsurer                             86,300       2,554,480
     Trenwick Group Ltd. - property
      catastrophe reinsurer                            158,100       1,607,877
                                                                  ------------
                                                                     4,162,357
 REAL ESTATE INVESTMENT TRUSTS - 1.7%
     HealthCare Financial Partners REIT, 144A(2) -
      healthcare-related real estate investments       199,320       2,585,180

HEALTHCARE - 17.0%
 BIOTECHNOLOGY RESEARCH & PRODUCTION - 2.2%
 (1) ArthroCare Corporation - surgical
      equipment manufacturer                            84,900       1,522,257
 (1) Charles River Laboratories International, Inc. -
      biomedical products and services provider         55,100       1,844,748
                                                                  ------------
                                                                     3,367,005
 DRUGS & PHARMACEUTICALS - 3.0%
 (1) CIMA Labs, Inc. - oral drug delivery systems       71,500       2,584,725
 (1) Medicis Pharmaceutical Corporation -
      specialty pharmaceuticals for dermatology         32,500       2,099,175
                                                                  ------------
                                                                     4,683,900

                                                                        35
                                                                    -----------
                                                                    THIRTY-FIVE

                                     ------
                                     ARTSX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
HEALTHCARE (CONTINUED)
 HEALTH CARE MANAGEMENT SERVICES - 3.6%
 (1) Mid Atlantic Medical Services, Inc. -
      managed healthcare services provider             136,800    $  3,105,360
 (1) MIM Corporation - pharmacy benefit management      38,600         687,080
 (1) Select Medical Corporation - acute care
      hospital and rehabilitation
      clinic operator                                  106,800       1,717,344
                                                                  ------------
                                                                     5,509,784
 HEALTH CARE SERVICES - 3.5%
 (1) Apria Healthcare Group, Inc. - home
      healthcare services                               84,600       2,114,154
 (1) UNILAB Corporation - clinical laboratory
      testing services                                 128,700       3,230,370
                                                                  ------------
                                                                     5,344,524
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.4%
 (1) Novoste Corporation - radiation-based
      medical therapies                                126,200       1,102,988
 (1) Techne Corporation - biotechnology
      supplies manufacturer                             70,800       2,608,980
                                                                  ------------
                                                                     3,711,968
 MEDICAL SERVICES - 1.0%
 (1) RehabCare Group, Inc. - medical
      rehabilitation services                           50,900       1,506,640

 MISCELLANEOUS HEALTH CARE - 1.3%
 (1) The Advisory Board Company - provider of best
      practices research to the healthcare industry     72,500       2,008,250

MATERIALS & PROCESSING - 5.8%
 AGRICULTURE FISHING & RANCHING - 1.3%
     Delta & Pine Land Company - cotton and
      soybean seed producer                             90,100       2,038,963

 CHEMICALS - 1.5%
 (1) Wilson Greatbatch Technologies, Inc. -
      power sources for medical devices                 61,100       2,205,710

 CONTAINERS & PACKAGING: METAL & GLASS - 1.2%
     AptarGroup, Inc. - pumps, valves and closures
      for consumer packaging                            52,200       1,828,566

 ENGINEERING & CONTRACTING SERVICES - 1.3%
 (1) URS Corporation - engineering and construction
      management services                               71,500       1,959,815

 MISCELLANEOUS MATERIALS & PROCESSING - 0.5%
 (1) Insituform Technologies, Inc. - trenchless sewer
      pipe rehabilitation                               31,000         792,980

OTHER ENERGY - 8.1%
 ENERGY EQUIPMENT - 1.3%
 (1) Global Power Equipment Group, Inc. - producer
      of equipment for gas-turbine power plants        130,100       1,958,005

 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 6.8%
 (1) FMC Technologies, Inc. - subsea drilling and
      production systems                                50,300         827,435
 (1) Global Industries, Ltd. - offshore oil and
      gas construction services                        260,800       2,321,120
 (1) Pride International, Inc. - oil and gas
      contract drilling services                       170,000       2,567,000
 (1) Varco International, Inc. - oil and gas
      technical services                               155,900       2,335,382
 (1) Willbros Group, Inc. - construction and
      engineering services to oil,
      gas and power industries                         150,900       2,414,400
                                                                  ------------
                                                                    10,465,337

     36
------------
 THIRTY-SIX

                                     ------
                                     ARTSX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
PRODUCER DURABLES - 8.4%
 ELECTRICAL EQUIPMENT & COMPONENTS - 1.1%
     Technitrol, Inc. - magnetics-based
      electronic component manufacturer                 59,800    $  1,651,676

 IDENTIFICATION CONTROL & FILTER DEVICES - 1.7%
 (1) Veeco Instruments, Inc. - surface
      metrology systems                                 74,800       2,696,540

 PRODUCTION TECHNOLOGY EQUIPMENT - 2.0%
 (1) Axcelis Technologies, Inc. - ion implantation
      equipment for semiconductors                     157,000       2,023,730
 (1) Photronics, Inc. - photomask equipment for
      semiconductors                                    34,900       1,094,115
                                                                  ------------
                                                                     3,117,845
 TELECOMMUNICATIONS EQUIPMENT - 3.6%
 (1) SBA Communications Corporation -
      wireless communications infrastructure
      owner and operator                               290,400       3,781,008
 (1) Tollgrade Communications, Inc. - testing and
      diagnostic products for telecommunications
      and cable television industries                   50,700       1,690,845
                                                                  ------------
                                                                     5,471,853
TECHNOLOGY - 18.4%
 COMMUNICATIONS TECHNOLOGY - 5.1%
 (1) Avocent Corporation - switching systems for
      client/server computing                           98,700       2,393,475
 (1) DMC Stratex Networks, Inc. - wireless broadband
      access products                                  343,700       2,673,986
 (1) Tekelec - data network switching and
      diagnostic systems                               149,000       2,698,390
                                                                  ------------
                                                                     7,765,851
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 4.8%
 (1) Aspen Technology, Inc. - supply chain
      software provider                                172,000       2,889,600
 (1) Keane, Inc. - information technology and
      consulting services                              149,700       2,699,091
 (1) MapInfo Corporation - mapping software and
      application development tools                     23,400         367,146
 (1) Progress Software Corporation - software
      application development tools                     78,200       1,351,296
                                                                  ------------
                                                                     7,307,133
 ELECTRICAL & ELECTRONICS - 1.3%
 (1) Benchmark Electronics, Inc. - contract
      electronics manufacturer                         104,600       1,983,216

 ELECTRONICS - 1.5%
     EDO Corporation - defense electronics
      manufacturer                                      85,800       2,269,410

 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.8%
 (1) Actel Corporation - programmable logic devices
      for semiconductor manufacturing                  130,800       2,604,228
 (1) DSP Group, Inc. - digital signal
      processing cores                                  80,600       1,874,756
 (1) GlobespanVirata, Inc. - integrated circuits
      for broadband access                              67,500         874,125
 (1) Mykrolis Corporation - liquid and gas equipment
      for semiconductor manufacturing                   18,100         289,600
 (1) Oak Technology, Inc. - optical storage chips
      for consumer electronics                         130,300       1,791,625
                                                                  ------------
                                                                     7,434,334
 ELECTRONICS: TECHNOLOGY - 0.9%
 (1) Kroll, Inc. - business intelligence and
      security services                                 92,000       1,389,200

                                                                        37
                                                                   ------------
                                                                   THIRTY-SEVEN

                                     ------
                                     ARTSX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
UTILITIES - 4.7%
 UTILITIES: GAS DISTRIBUTORS - 1.4%
     Energen Corporation - gas distributor              90,100      $2,220,965

 UTILITIES: TELECOMMUNICATIONS - 3.3%
 (1) Alamosa Holdings, Inc. - Sprint-branded
      wireless communications services provider        240,200       2,865,586
 (1) Commonwealth Telephone Enterprises, Inc. -
      independent local phone company                   47,700       2,170,350
                                                                  ------------
                                                                     5,035,936

                                                                  ------------
TOTAL COMMON STOCKS (Cost $127,616,313)                            148,734,630

                                                        PAR
                                                      AMOUNT
                                                    =========

SHORT TERM INVESTMENTS - 5.1%
 Repurchase agreement with State Street Bank
     and Trust Company, 0.85%, dated 12/31/2001,
     due 1/2/2002, maturity value $7,779,367,
     collateralized by $7,938,175 market value
     U.S. Treasury Bond, 7.875%, due 2/15/2021
     (Cost $7,779,000)                              $7,779,000       7,779,000
                                                                  ------------

TOTAL INVESTMENTS - 102.1% (Cost $135,395,313)                     156,513,630

OTHER ASSETS LESS LIABILITIES - (2.1%)                             (3,195,007)
                                                                  ------------

TOTAL NET ASSETS - 100.0%(3)                                      $153,318,623
                                                                  ============


(1)Non-income producing securities.
(2)Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(3)Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

     38
------------
THIRTY-EIGHT

                                     ------
                                     ARTVX
                                     ------

ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - December 31, 2001 (Unaudited)

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
COMMON STOCKS - 90.1%

AUTO & TRANSPORTATION - 10.8%
 AUTO PARTS: AFTER MARKET - 1.5%
     Superior Industries International, Inc. -
      designer & manufacturer of motor
      vehicle parts                                    192,700      $7,756,175

 AUTO PARTS: ORIGINAL EQUIPMENT - 2.6%
     BorgWarner, Inc. - engineered automotive
      systems and components                           261,400      13,658,150

 AUTO TRUCKS & PARTS - 1.4%
     Modine Manufacturing Co. - heat exchangers
      and systems manufacturer                         309,900       7,229,967

 RECREATIONAL VEHICLES & BOATS - 1.5%
     Arctic Cat, Inc. - snowmobile and all-terrain
      vehicle manufacturer                             102,300       1,739,100
     Fleetwood Enterprises, Inc. - manufactured
      housing and recreational vehicle manufacturer    546,200       6,188,446
                                                                  ------------
                                                                     7,927,546
 SHIPPING - 2.0%
 (1) Kirby Corporation - marine transportation
      and diesel engine services                       288,100       7,937,155
     Teekay Shipping Corporation - crude oil and
      petroleum product transportation services         76,800       2,676,480
                                                                  ------------
                                                                    10,613,635
 TRUCKERS - 1.8%
     USFreightways Corporation - nationwide
      less-than-truckload carrier                      295,200       9,269,280

CONSUMER DISCRETIONARY - 14.6%
 ADVERTISING AGENCIES - 2.5%
 (1) ADVO, Inc. - direct mail marketer                 307,100      13,205,300

 CASINOS & GAMBLING - 0.2%
 (1) Pinnacle Entertainment, Inc. - diversified
      gaming company                                   184,300       1,111,329

 HOUSEHOLD FURNISHINGS - 0.3%
 (1) Chromcraft Revington, Inc. - manufacturer of
      residential and commercial furniture             137,100       1,477,938

 PUBLISHING: MISCELLANEOUS - 0.9%
     Courier Corporation - book manufacturer           139,563       4,884,705

 RADIO & TV BROADCASTING - 0.5%
 (1) World Wrestling Federation Entertainment, Inc. -
      integrated media and entertainment company       176,600       2,322,290


                                                                        39
                                                                   ------------
                                                                    THIRTY-NINE

                                     ------
                                     ARTVX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
CONSUMER DISCRETIONARY (CONTINUED)
 RETAIL - 6.1%
 (1) Footstar, Inc. - athletic and casual
      footwear retailer                                327,500   $  10,250,750
 (1) The Men's Wearhouse, Inc. - men's
      fashion retailer                                 246,100       5,081,965
 (1) Zale Corporation - fine jewelry retailer          390,700      16,362,516
                                                                  ------------
                                                                    31,695,231
 SERVICES: COMMERCIAL - 1.6%
     Chemed Corporation - diversified services         113,800       3,857,820
 (1) Craig Corporation - Class A Preference -
      movie theatres owner/operator                     16,600          29,880
     Penton Media, Inc. - business-to-business
      media company                                    667,300       4,177,298
     Sevenson Environmental Services, Inc.(3) -
      hazardous waste remediation                       42,610         383,490
                                                                  ------------
                                                                     8,448,488
 TEXTILES APPAREL MANUFACTURERS - 2.5%
     Kellwood Company - apparel & soft
      good manufacturer                                544,450      13,072,244

CONSUMER STAPLES - 1.9%
 DRUG & GROCERY STORE CHAINS - 0.5%
 (1) Pathmark Stores, Inc. - regional
      supermarket company                              103,400       2,549,844

 FOODS - 1.4%
 (1) Ralcorp Holdings, Inc. - manufacturer of
      private label food products                      328,600       7,459,220

FINANCIAL SERVICES - 13.7%
 FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 0.0%(2)
 (1) CCC Information Services Group - automobile
      claims information and processing                 32,000         197,760

 FINANCIAL MISCELLANEOUS - 3.1%
     LandAmerica Financial Group, Inc. -
      title insurance policy issuer                    246,900       7,086,030
 (1) Stewart Information Services Corporation -
      property title insurer                           453,000       8,946,750
                                                                  ------------
                                                                    16,032,780
 INSURANCE: LIFE - 2.1%
     Annuity and Life RE (Holdings), Ltd. -
      life and annuity reinsurance                     142,700       3,583,197
     Scottish Annuity & Life Holdings, Ltd. -
      life and annuity reinsurance                     395,800       7,658,730
                                                                  ------------
                                                                    11,241,927
 INSURANCE: MULTI-LINE - 0.9%
 (1) PICO Holdings, Inc. - diversified
      holding company                                  364,600       4,557,500

 INSURANCE: PROPERTY-CASUALTY - 4.5%
 (1) Acceptance Insurance Companies, Inc. -
      crop insurance                                   179,600         914,164
 (1) Arch Capital Group Ltd. - reinsurance
      products and services                            266,700       6,867,525
     Commerce Group, Inc. - property and
      casualty insurance                                50,600       1,907,114
     IPC Holdings, Ltd. - catastrophe reinsurer        254,300       7,527,280
     White Mountains Insurance Group, Ltd. -
      insurance and mortgage banking                    18,300       6,368,400
                                                                  ------------
                                                                    23,584,483
 INVESTMENT MANAGEMENT COMPANIES - 2.7%
     Capital Southwest Corporation - closed-end
      venture capital investment company                72,600       4,791,600
     John Hancock Bank & Thrift Opportunity Fund -
      closed-end investment company                  1,116,200       9,219,812
                                                                  ------------
                                                                    14,011,412

    40
 --------
  FORTY

                                     -----
                                     ARTVX
                                     -----

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
FINANCIAL SERVICES (CONTINUED)
 REAL ESTATE INVESTMENT TRUSTS - 0.1%
     HealthCare Financial Partners REIT, Inc.,
      144A(3) - healthcare-related
      real estate investments                           31,405      $  407,323

 SECURITIES BROKERAGE & SERVICES - 0.3%
     John Nuveen Company - investment
      management services                               31,200       1,668,576

HEALTHCARE - 0.7%
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 0.6%
 (1) National Dentex Corporation - dental
      laboratory operator                              132,400       3,201,432

 MEDICAL SERVICES - 0.1%
 (1) American Service Group, Inc. - managed
      healthcare services                               86,100         656,943

MATERIALS & PROCESSING - 19.7%
 BUILDING: CEMENT - 2.1%
     Centex Construction Products, Inc. -
      cement and gypsum wallboard manufacturer         348,600      11,172,630

 BUILDING MATERIALS - 1.3%
     LSI Industries, Inc. - manufacturer of
      lighting fixtures and graphic elements           162,550       2,828,370
 (1) Simpson Manufacturing Company, Inc. -
      holding company                                   69,900       4,005,270
                                                                  ------------
                                                                     6,833,640
 CHEMICALS - 0.3%
 (1) American Pacific Corporation - specialty
      chemicals for aerospace and defense              201,100       1,685,218

 CONSTRUCTION - 1.8%
 (1) EMCOR Group, Inc. - mechanical and
      electrical contractor                            206,700       9,384,180

 COPPER - 2.5%
 (1) Mueller Industries, Inc. - plumbing
      products manufacturer                            387,600      12,887,700

 DIVERSIFIED MATERIALS & PROCESSING - 1.9%
     CLARCOR, Inc. - filtration products               360,600       9,790,290

 METAL FABRICATING - 2.5%
 (1) Insteel Industries, Inc. - steel wire
      products manufacturer                             39,700          23,820
     Kaydon Corporation - custom-engineered
      industrial products                              414,000       9,389,520
     Roanoke Electronic Steel Corporation -
      fabricated steel products                        262,100       3,616,980
                                                                  ------------
                                                                    13,030,320
 METALS & MINERALS MISCELLANEOUS - 2.5%
     Cleveland-Cliffs, Inc. - iron ore supplier        162,200       2,968,260
     Minerals Technologies, Inc. - synthetic &
      specialty mineral products                       211,400       9,859,696
                                                                  ------------
                                                                    12,827,956
 PAINTS & COATINGS - 0.0%(2)
 (1) CFC International, Inc. - specialty
      chemical coatings                                 51,500         206,000

 REAL ESTATE - 1.5%
     LNR Property Corp. - real estate investment
      and management                                   166,400       5,188,352
 (1) Trammell Crow Company - commercial real
      estate services                                  240,900       2,818,530
                                                                  ------------
                                                                     8,006,882

                                                                          41
                                                                      ---------
                                                                      FORTY-ONE

                                     ------
                                     ARTVX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
MATERIALS & PROCESSING (CONTINUED)
 STEEL - 2.2%
     AK Steel Holding Corporation - flat rolled
      carbon steel manufacturer                        810,800      $9,226,904
     Schnitzer Steel Industries, Inc. - Class A -
      steel scrap processor and minimill operation     177,700       2,425,605
                                                                  ------------
                                                                    11,652,509
 SYNTHETIC FIBERS - 0.4%
     Wellman, Inc. - manufacturer of
      polyester products                               128,000       1,982,720

 TEXTILE PRODUCTS - 0.7%
     Velcro Industries, N.V. - manufacturer of
      Velcro brand fasteners                           320,300       3,555,330

OTHER - 1.8%
 MULTI-SECTOR COMPANIES - 1.8%
     Carlisle Companies, Inc. - diversified
      manufacturer of durable products                 254,100       9,396,618

OTHER ENERGY - 12.0%
 OFFSHORE DRILLING - 1.0%
 (1) Atwood Oceanics, Inc. - offshore oil and
      natural gas exploration/production               151,900       5,293,715

 OIL: CRUDE PRODUCERS - 11.0%
 (1) 3TEC Energy Corp. - oil and natural gas
      exploration/production                           253,900       3,554,600
     Cabot Oil & Gas Corporation - Class A -
      natural gas exploration/production               318,650       7,663,533
 (1) Forest Oil Corporation - oil and natural gas
      exploration/production                           360,058      10,157,236
 (1) Nuevo Energy Company - oil and natural gas
      exploration/production                           442,800       6,642,000
 (1) Prima Energy Corporation - oil and natural
      gas exploration/production                       157,600       3,427,800
 (1) Pure Resources, Inc. - oil and natural gas
      exploration/production                           356,919       7,174,072
     St. Mary Land & Exploration Company - oil and
      natural gas exploration/production               401,900       8,516,261
 (1) Stone Energy Corp. - oil and natural gas
      exploration/production                           253,200      10,001,400
 (1) Tom Brown, Inc. - oil and natural gas
      exploration/production                            13,400         361,934
                                                                  ------------
                                                                    57,498,836
PRODUCER DURABLES - 12.4%
 AEROSPACE - 0.2%
     Curtiss-Wright Corporation - Class B -
      designer, developer and manufacturer
      of flight control actuation systems               18,500         860,250

 ELECTRICAL EQUIPMENT & COMPONENTS - 2.7%
     Franklin Electric Co. - electric
      motor manufacturer                                55,500       4,551,000
 (1) Genlyte Group, Inc. - commercial, industrial
      and residential lighting                         314,500       9,359,520
                                                                  ------------
                                                                    13,910,520
 MACHINE TOOLS - 2.0%
     Lincoln Electric Holdings, Inc. -
      welding products                                 440,500      10,765,820

 MACHINERY: ENGINES - 2.6%
     Briggs & Stratton Corporation - manufacturer
      of air-cooled gasoline engines                   315,100      13,454,770

 MACHINERY: INDUSTRIAL/SPECIALTY - 2.5%
     Tecumseh Products Company - pump, compressor
      and engine component manufacturer                180,500       9,138,715
     Thomas Industries, Inc. - compressor and
      vacuum pump manufacturer                         156,700       3,917,500
     Twin Disc, Inc. - heavy-duty power
      transmission equipment manufacturer               16,800         235,032
                                                                  ------------
                                                                    13,291,247

    42
---------
FORTY-TWO

                                     ------
                                     ARTVX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                      SHARES
                                                       HELD            VALUE
                                                    ===========     ==========
PRODUCER DURABLES (CONTINUED)
 MANUFACTURING - 0.1%
     Smith Investment Company - multi-industry
      holding company                                   16,500      $  486,750

 OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.6%
     Kimball International, Inc. - Class B -
      diversified furniture manufacturer               214,100       3,243,615

 POWER TRANSMISSION EQUIPMENT - 1.7%
     Regal-Beloit Corporation -
      electrical equipment manufacturer                400,500       8,730,900

TECHNOLOGY - 0.3%
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 0.3%
     Timberline Software Corporation -
      computer software developer                      231,600       1,389,600

UTILITIES - 2.2%
 UTILITIES: ELECTRICAL - 0.4%
 (1) Montana Power Company - telecommunications
      and energy products provider                     360,600       2,073,450

 UTILITIES: GAS DISTRIBUTORS - 0.9%
     UGI Corporation - distributor of natural gas,
      electricity and propane                          152,950       4,619,090

 UTILITIES: TELECOMMUNICATIONS - 0.9%
     IDT Corporation - Class B - facilities-based
      multi-national telecommunication carrier         271,000       4,501,310

                                                                  ------------
 TOTAL COMMON STOCKS (Cost $403,651,420)                           470,773,344

                                                        PAR
                                                      AMOUNT
                                                    ===========
SHORT TERM INVESTMENTS - 9.4%
 Repurchase agreement with State Street Bank
     and Trust Company, 0.85%, dated 12/31/2001,
     due 1/2/2002, maturity value $48,890,309,
     collateralized by $49,869,314 market value
     U.S. Treasury Bond, 9.875% due 11/15/2015
     (Cost $48,888,000)                            $48,888,000      48,888,000
                                                                  ------------

 TOTAL INVESTMENTS - 99.5% (Cost $452,539,420)                     519,661,344

 OTHER ASSETS LESS LIABILITIES - 0.5%                                2,779,639
                                                                  ------------

 TOTAL NET ASSETS - 100.0%(4)                                     $522,440,983
                                                                  ============

(1)Non-income producing securities.
(2)Represents less than 0.1% of total net assets.
(3)Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4)Percentage for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                        43
                                                                    -----------
                                                                    FORTY-THREE

ARTISAN FUNDS, INC.

Statements of Assets & Liabilities - December 31, 2001 (Unaudited)

                                                             INTERNATIONAL FUND
                                                             ==================
ASSETS:
Investments in securities, at value.......................      $5,725,433,477
Cash......................................................                 242
Receivable from investments sold..........................          22,068,306
Receivable from forward currency contracts................          50,200,644
Receivable from fund shares sold..........................          80,872,421
Interest receivable.......................................               5,864
Dividends receivable......................................           6,249,254
Organizational costs......................................                   -
                                                               ---------------
TOTAL ASSETS..............................................       5,884,830,208

LIABILITIES:
Payable for investments purchased.........................          76,258,574
Payable for forward currency contracts....................          50,076,134
Payable for fund shares redeemed..........................          39,641,781
Payable for organizational costs..........................                   -
Payable for operating expenses............................           1,833,805
Payable to Adviser........................................                   -
Other liabilities.........................................             306,461
                                                               ---------------
TOTAL LIABILITIES.........................................         168,116,755
                                                               ---------------
TOTAL NET ASSETS..........................................      $5,716,713,453
                                                               ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding........................      $6,922,948,747

Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions....................................       (235,848,234)

Accumulated undistributed
  net investment income (loss)............................         (3,803,801)

Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions...........................       (966,583,259)
                                                               ---------------
                                                                $5,716,713,453
                                                               ===============

SUPPLEMENTARY
INFORMATION:
Net assets
     Investor Shares......................................      $4,076,246,596
     Institutional Shares.................................      $1,640,466,857
Shares outstanding
     Investor Shares......................................         222,062,655
     Institutional Shares.................................          89,029,738
Net asset value, offering price and
  redemption price per share
     Investor Shares......................................      $        18.36
     Institutional Shares.................................      $        18.43
Cost of securities held...................................      $5,961,328,096

    The accompanying notes are an integral part of the financial statements.

    44
----------
FORTY-FOUR

                                                                                                                     SMALL CAP
                                                        MID CAP FUND     MID CAP VALUE FUND    SMALL CAP FUND        VALUE FUND
                                                     ==================  ==================  ==================  =================
ASSETS:
Investments in securities, at value...............      $2,037,344,101         $15,534,058        $156,513,630        $519,661,344
Cash..............................................                 229                 481                  85                 947
Receivable from investments sold..................          24,898,531                   -           2,312,563           3,278,119
Receivable from forward currency contracts........                   -                   -                   -                   -
Receivable from fund shares sold..................          27,855,960             180,484             717,734           1,757,194
Interest receivable...............................               2,404                  53                 184               1,155
Dividends receivable..............................             404,992               5,811              26,350             467,396
Organizational costs..............................               2,835                   -                   -               5,307
                                                        --------------      --------------      --------------      --------------
TOTAL ASSETS......................................       2,090,509,052          15,720,887         159,570,546         525,171,462

LIABILITIES:
Payable for investments purchased.................          78,654,936             863,870           5,021,871             625,380
Payable for forward currency contracts............                   -                   -                   -                   -
Payable for fund shares redeemed..................           8,572,143              76,647           1,096,411           1,898,863
Payable for organizational costs..................               2,835                   -                   -               5,307
Payable for operating expenses....................             702,251              25,700             133,641             200,929
Payable to Adviser................................                   -              20,414                   -                   -
Other liabilities.................................                   -                   -                   -                   -
                                                        --------------      --------------      --------------      --------------
TOTAL LIABILITIES.................................          87,932,165             986,631           6,251,923           2,730,479
                                                        --------------      --------------      --------------      --------------
TOTAL NET ASSETS..................................      $2,002,576,887         $14,734,256        $153,318,623        $522,440,983
                                                        ==============      ==============      ==============      ==============
NET ASSETS CONSIST OF:
Fund shares issued and outstanding................      $2,020,741,124         $14,610,242        $133,326,445        $449,071,405

Net unrealized appreciation (depreciation)
   on investments and foreign currency
   related transactions...........................         194,046,002           1,164,744          21,118,317          67,121,924

Accumulated undistributed
   net investment income (loss)...................         (5,870,749)            (62,397)           (643,988)            (16,840)

Accumulated undistributed net realized
   gains (losses) on investments and foreign
   currency related transactions..................       (206,339,490)           (978,333)           (482,151)           6,264,494
                                                        --------------      --------------      --------------      --------------
                                                        $2,002,576,887         $14,734,256        $153,318,623        $522,440,983
                                                        ==============      ==============      ==============      ==============

SUPPLEMENTARY
INFORMATION:
Net assets
      Investor Shares.............................      $1,681,297,336         $14,734,256        $153,318,623        $522,440,983
      Institutional Shares........................        $321,279,551
Shares outstanding
      Investor Shares.............................          65,193,363           1,391,198          11,001,704          41,192,922
      Institutional Shares........................          12,411,276
Net asset value, offering price and
   redemption price per share
      Investor Shares.............................              $25.79              $10.59              $13.94              $12.68
      Institutional Shares........................              $25.89
Cost of securities held...........................      $1,843,298,099         $14,369,311        $135,395,313        $452,539,420


    The accompanying notes are an integral part of the financial statements.

                                                                       45
                                                                   -----------
                                                                   FORTY-FIVE

ARTISAN FUNDS, INC.

Statements of Operations - For the Six Months Ended December 31, 2001(Unaudited)

                                                              INTERNATIONAL FUND
                                                              ==================
INVESTMENT INCOME:
Interest..................................................     $    1,958,041
Dividends.................................................         26,091,607(1)
                                                               --------------
TOTAL INVESTMENT INCOME...................................         28,049,648

EXPENSES:
Advisory fees.............................................         24,433,730
Transfer agent fees
     Investor Shares......................................          3,347,426
     Institutional Shares.................................             14,606
Shareholder communications
     Investor Shares......................................            548,154
     Institutional Shares.................................             33,630
Custodian fees............................................          1,572,143
Accounting fees...........................................             41,331
Professional fees.........................................             93,010
Registration fees
     Investor Shares......................................             91,635
     Institutional Shares.................................             36,556
Directors' fees...........................................             73,136
Organizational costs......................................                  -
Other operating expenses..................................            139,230
                                                               --------------
Total operating expenses before amounts
     waived or paid by the Adviser........................         30,424,587
Less amounts waived or paid by the Adviser................                  -
                                                               --------------
NET EXPENSES..............................................         30,424,587
                                                               --------------
NET INVESTMENT INCOME (LOSS)..............................        (2,374,939)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments..........................................      (328,075,605)
     Foreign currency related transactions................          (204,907)
                                                               --------------
                                                                (328,280,512)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments..........................................         47,828,957
     Foreign currency related transactions................            379,308
                                                               --------------
                                                                   48,208,265
                                                               --------------
NET GAIN (LOSS) ON INVESTMENTS............................      (280,072,247)
                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............................     $(282,447,186)
                                                                ==============

(1) Net of foreign taxes withheld of $3,417,103.

    The accompanying notes are an integral part of the financial statements.

    46
---------
FORTY-SIX

                                                                                                                         SMALL CAP
                                                           MID CAP FUND     MID CAP VALUE FUND    SMALL CAP FUND        VALUE FUND
                                                          ==============    ==================    ==============      =============
INVESTMENT INCOME:
Interest..........................................        $    918,107        $     10,532        $     53,506        $    418,979
Dividends.........................................           2,629,906              64,885             175,610           2,435,748
                                                          ------------        ------------        ------------        ------------
TOTAL INVESTMENT INCOME...........................           3,548,013              75,417             229,116           2,854,727

EXPENSES:
Advisory fees.....................................           7,377,363              68,907             661,883           2,372,682
Transfer agent fees
      Investor Shares.............................           1,377,821              41,714              97,650             336,478
      Institutional Shares........................              12,991
Shareholder communications
      Investor Shares.............................             281,003              13,204              20,841              31,271
      Institutional Shares........................               4,855
Custodian fees....................................             126,625              16,559              26,632              39,872
Accounting fees...................................              35,368              20,100              24,303              22,693
Professional fees.................................              27,419               3,101               7,488              14,400
Registration fees
      Investor Shares.............................              86,222              21,460              18,818              25,524
      Institutional Shares........................              23,941
Directors' fees...................................              20,169                   -               4,093               6,506
Organizational costs..............................               2,836                   -                   -               3,536
Other operating expenses..........................              42,149               1,262              11,396              17,273
                                                          ------------        ------------        ------------        ------------
Total operating expenses before amounts
      waived or paid by the Adviser...............           9,418,762             186,307             873,104           2,870,235
Less amounts waived or paid by the Adviser........                   -            (48,493)                   -                   -
                                                          ------------        ------------        ------------        ------------
NET EXPENSES......................................           9,418,762             137,814             873,104           2,870,235
                                                          ------------        ------------        ------------        ------------
NET INVESTMENT INCOME (LOSS)......................         (5,870,749)            (62,397)           (643,988)            (15,508)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
      Investments.................................        (91,308,245)           (893,918)           4,351,335           9,140,284
      Foreign currency related transactions.......                   -                   -                   -                   -
                                                          ------------        ------------        ------------        ------------
                                                          (91,308,245)           (893,918)           4,351,335           9,140,284
Net increase (decrease) in unrealized
   appreciation/depreciation on:
      Investments.................................          88,657,665             322,779         (3,447,311)           9,122,218
      Foreign currency related transactions.......                   -                   -                   -                   -
                                                          ------------        ------------        ------------        ------------
                                                            88,657,665             322,779         (3,447,311)           9,122,218
                                                          ------------        ------------        ------------        ------------
NET GAIN (LOSS) ON INVESTMENTS....................         (2,650,580)           (571,139)             904,024          18,262,502
                                                          ------------        ------------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS......................        $(8,521,329)          $(633,536)         $    260,036         $18,246,994
                                                          ============        ============        ============        ============

(1) Net of foreign taxes withheld of $3,417,103.

    The accompanying notes are an integral part of the financial statements.


                                                                     47
                                                               -------------
                                                                FORTY-SEVEN

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets

                                                     INTERNATIONAL FUND
                                              ================================
                                                 SIX MONTHS          YEAR
                                                   ENDED             ENDED
                                                12/31/01(1)         6/30/01
                                              ===============    =============
OPERATIONS:
Net investment income (loss)................  $  (2,374,939)    $  25,519,340
Net realized gain (loss) on:
     Investments............................   (328,075,605)    (637,643,745)
     Foreign currency related transactions..       (204,907)      (2,559,892)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments............................      47,828,957    (772,546,781)
     Foreign currency related transactions..         379,308        (143,487)
                                              --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................   (282,447,186)  (1,387,374,565)
DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares........................    (13,657,695)                -
     Institutional Shares...................     (8,134,964)                -
Net realized gains on investment
  transactions:
     Investor Shares........................               -    (479,303,458)
     Institutional Shares...................               -    (161,918,593)
                                              --------------   --------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS....    (21,792,659)    (641,222,051)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES......     627,263,676    2,551,310,160
                                              --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....     323,023,831      522,713,544
Net assets, beginning of period.............   5,393,689,622    4,870,976,078
                                              --------------   --------------
NET ASSETS, END OF PERIOD...................  $5,716,713,453   $5,393,689,622
                                              ==============   ==============

(1) Unaudited.
(2) Fund inception date 3/28/01.

    The accompanying notes are an integral part of the financial statements.

     48
------------
FORTY-EIGHT

                             MID CAP FUND            MID CAP VALUE FUND          SMALL CAP FUND           SMALL CAP VALUE FUND
                      =========================   =========================  =========================   ========================
                       SIX MONTHS      YEAR       SIX MONTHS       PERIOD     SIX MONTHS     YEAR        SIX MONTHS       YEAR
                         ENDED         ENDED         ENDED         ENDED        ENDED        ENDED          ENDED        ENDED
                      12/31/01(1)     6/30/01     12/31/01(1)    6/30/01(2)  12/31/01(1)    6/30/01      12/31/01(1)    6/30/01
                      ===========   ===========   ===========   ===========  ===========  ===========    ===========  ===========
OPERATIONS:
Net investment
  income (loss)     $ (5,870,749)   $ (3,981,819)  $ (62,397)     $(12,756)  $ (643,988)  $(1,042,637)    $ (15,508)   $ 1,553,665
Net realized gain
  (loss) on:
     Investments     (91,308,245)   (104,548,994)   (893,918)        76,594    4,351,335   (7,928,378)     9,140,284    31,885,967
     Foreign
       currency
       related
       transactions             -               -           -             -            -             -             -             -
Net increase
  (decrease) in
  unrealized
  appreciation/
  depreciation on:
     Investments       88,657,665      61,360,940     322,779       841,965  (3,447,311)     2,828,191     9,122,218    53,782,086
      Foreign currency
       related
       transactions             -               -           -             -            -             -             -             -
                   -------------- --------------- -----------  ------------ ------------  ------------  ------------  ------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS          (8,521,329)    (47,169,873)   (633,536)       905,803      260,036   (6,142,824)    18,246,994    87,221,718

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares            -               -           -             -            -             -     (628,394)   (1,409,542)
     Institutional Shares       -               -
Net realized gains
  on investment
  transactions:
     Investor Shares            -    (19,248,166)   (116,728)             -    (585,226)   (8,100,422)  (27,074,582)  (13,001,360)
     Institutional Shares       -     (3,749,681)
                  -------------- --------------- -----------  ------------ ------------  ------------  ------------  ------------
TOTAL DISTRIBUTIONS
  PAID TO SHAREHOLDERS          -    (22,997,847)   (116,728)             -    (585,226)   (8,100,422)  (27,702,976)  (14,410,902)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM FUND
  SHARE ACTIVITIES    465,288,636   1,390,998,425   2,260,643    12,318,074    8,257,954  (25,763,637)    71,557,327   125,871,818
                   -------------- --------------- -----------  ------------ ------------  ------------  ------------  ------------
TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS          456,767,307   1,320,830,705   1,510,379    13,223,877    7,932,764  (40,006,883)    62,101,345   198,682,634
Net assets,
  beginning
  of period         1,545,809,580     224,978,875  13,223,877             -  145,385,859   185,392,742   460,339,638   261,657,004
                   -------------- --------------- -----------  ------------ ------------  ------------  ------------  ------------
NET ASSETS,
  END OF PERIOD    $2,002,576,887  $1,545,809,580 $14,734,256   $13,223,877 $153,318,623  $145,385,859  $522,440,983  $460,339,638
                   ==============  ============== ===========  ============ ============  ============  ============  ============

(1) Unaudited.
(2) Fund inception date 3/28/01.

    The accompanying notes are an integral part of the financial statements.

                                                                       49
                                                                   ----------
                                                                   FORTY-NINE

ARTISAN FUNDS, INC.

Financial Highlights - For a share outstanding throughout each period


                                                                    NET REALIZED
                                                                        AND
                                             NET ASSET       NET     UNREALIZED  TOTAL INCOME  DIVIDENDS
                                  YEAR OR      VALUE     INVESTMENT     GAIN      (LOSS) FROM   FROM NET
                                  PERIOD     BEGINNING     INCOME     (LOSS) ON   INVESTMENT   INVESTMENT
                                   ENDED     OF PERIOD     (LOSS)   INVESTMENTS   OPERATIONS     INCOME
                         ---------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
                         ---------------------------------------------------------------------------------
INVESTOR                       12/31/01(1)       $19.53  $(0.01)(2)      $(1.09)     $(1.10)      $(0.07)
SHARES                   ---------------------------------------------------------------------------------
                                   6/30/01        30.16     0.10(2)       (7.18)      (7.08)            -
                         ---------------------------------------------------------------------------------
                                   6/30/00        18.67   (0.03)(2)        12.08       12.05       (0.02)
                         ---------------------------------------------------------------------------------
                                   6/30/99        16.25     0.08(2)         2.62        2.70       (0.04)
                         ---------------------------------------------------------------------------------
                                   6/30/98        14.48     0.06(2)         3.04        3.10       (0.20)
                         ---------------------------------------------------------------------------------
                                   6/30/97        12.08        0.07         2.44        2.51       (0.02)
                         ---------------------------------------------------------------------------------

                         ---------------------------------------------------------------------------------
INSTITUTIONAL                  12/31/01(1)       $19.62  $  0.01(2)      $(1.10)     $(1.09)      $(0.10)
SHARES                   ---------------------------------------------------------------------------------
                                   6/30/01        30.22     0.16(2)       (7.21)      (7.05)            -
                         ---------------------------------------------------------------------------------
                                   6/30/00        18.70     0.03(2)        12.09       12.12       (0.06)
                         ---------------------------------------------------------------------------------
                                   6/30/99        16.26     0.11(2)         2.62        2.73       (0.05)
                         ---------------------------------------------------------------------------------
                                   6/30/98        14.48     0.09(2)         3.04        3.13       (0.22)
                         ---------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                         ---------------------------------------------------------------------------------
INVESTOR                       12/31/01(1)       $26.43  $(0.10)(2)      $(0.54)     $(0.64)          $ -
SHARES                   ---------------------------------------------------------------------------------
                                   6/30/01        27.57   (0.13)(2)      0.02(5)      (0.11)            -
                         ---------------------------------------------------------------------------------
                                   6/30/00        16.67   (0.18)(2)        11.91       11.73            -
                         ---------------------------------------------------------------------------------
                                   6/30/99        13.69   (0.16)(2)         4.41        4.25            -
                         ---------------------------------------------------------------------------------
                                   6/30/98        10.00      (0.08)         4.56        4.48            -
                         ---------------------------------------------------------------------------------
                                6/30/97(7)        10.00           -            -           -            -
                         ---------------------------------------------------------------------------------

                         ---------------------------------------------------------------------------------
INSTITUTIONAL                  12/31/01(1)       $26.48  $(0.06)(2)      $(0.53)     $(0.59)          $ -
SHARES                   ---------------------------------------------------------------------------------
                                   6/30/01        27.57   (0.08)(2)      0.02(5)      (0.06)            -
                         ---------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                         ---------------------------------------------------------------------------------
                               12/31/01(1)       $11.18  $(0.05)(2)      $(0.46)     $(0.51)          $ -
                         ---------------------------------------------------------------------------------
                                6/30/01(8)        10.00   (0.01)(2)         1.19        1.18            -
                         ---------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                         ---------------------------------------------------------------------------------
                               12/31/01(1)       $13.99  $(0.06)(2)       $ 0.07      $ 0.01          $ -
                         ---------------------------------------------------------------------------------
                                   6/30/01        14.69   (0.09)(2)      0.05(5)      (0.04)            -
                         ---------------------------------------------------------------------------------
                                   6/30/00        11.09   (0.10)(2)         3.70        3.60            -
                         ---------------------------------------------------------------------------------
                                   6/30/99        14.66      (0.08)       (2.53)      (2.61)            -
                         ---------------------------------------------------------------------------------
                                   6/30/98        15.11      (0.10)         2.23        2.13            -
                         ---------------------------------------------------------------------------------
                                   6/30/97        14.67      (0.04)         1.55        1.51            -
                         ---------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                         ---------------------------------------------------------------------------------
                               12/31/01(1)       $13.05  $(0.00)(2)       $ 0.35      $ 0.35      $(0.01)
                         ---------------------------------------------------------------------------------
                                   6/30/01        10.63     0.05(2)         2.91        2.96       (0.05)
                         ---------------------------------------------------------------------------------
                                   6/30/00        10.59     0.06(2)         0.36        0.42       (0.03)
                         ---------------------------------------------------------------------------------
                                   6/30/99        11.37      (0.03)    (0.21)(5)      (0.24)            -
                         ---------------------------------------------------------------------------------
                               6/30/98(10)        10.00      (0.03)         1.40        1.37            -
                         ---------------------------------------------------------------------------------


(1)  Unaudited.
(2)  Computed based on average shares outstanding.
(3)  Not annualized.
(4)  Annualized.
(5) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(6) The ratios of expenses to average net assets and net investment loss to average net assets exclude certain fee waivers and expenses paid by the Adviser. Absent fee waivers and expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.

    The accompanying notes are an integral part of the financial statements.

    50
  ------
  FIFTY


                                                                                                          RATIO OF NET
                               DISTRIBUTIONS              NET ASSET               NET ASSETS    RATIO OF   INVESTMENT
                                 FROM NET                   VALUE                   END OF      EXPENSES  INCOME (LOSS) PORTFOLIO
                                 REALIZED      TOTAL         END        TOTAL       PERIOD     TO AVERAGE  TO AVERAGE    TURNOVER
                                   GAINS   DISTRIBUTIONS  OF PERIOD     RETURN    (MILLIONS)   NET ASSETS  NET ASSETS      RATE
                         -----------------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
                         -----------------------------------------------------------------------------------------------------------
INVESTOR                               $ -      $(0.07)      $18.36    (5.6)%(3)    $4,076.2     1.22%(4)  (0.15)%(4)    24.62%(3)
SHARES                   -----------------------------------------------------------------------------------------------------------
                                    (3.55)       (3.55)       19.53       (24.7)     3,907.1         1.22        0.45        72.01
                         -----------------------------------------------------------------------------------------------------------
                                    (0.54)       (0.56)       30.16         65.6     3,734.8         1.27      (0.10)        99.02
                         -----------------------------------------------------------------------------------------------------------
                                    (0.24)       (0.28)       18.67         17.4       943.9         1.38        0.59        79.41
                         -----------------------------------------------------------------------------------------------------------
                                    (1.13)       (1.33)       16.25         24.1       414.5         1.45        0.37       109.42
                         -----------------------------------------------------------------------------------------------------------
                                    (0.09)       (0.11)       14.48         20.9       449.2         1.61        1.07       103.66
                         -----------------------------------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------------------------------------
INSTITUTIONAL                         $ -      $(0.10)      $18.43    (5.5)%(3)    $1,640.5     1.01%(4)    0.06%(4)    24.62%(3)
SHARES                   -----------------------------------------------------------------------------------------------------------
                                    (3.55)       (3.55)       19.62       (24.5)     1,486.6         1.03        0.70        72.01
                         -----------------------------------------------------------------------------------------------------------
                                    (0.54)       (0.60)       30.22         66.0     1,136.2         1.08        0.09        99.02
                         -----------------------------------------------------------------------------------------------------------
                                    (0.24)       (0.29)       18.70         17.6       179.6         1.17        0.68        79.41
                         -----------------------------------------------------------------------------------------------------------
                                    (1.13)       (1.35)       16.26         24.4        82.6         1.25        0.68       109.42
                         -----------------------------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                         -----------------------------------------------------------------------------------------------------------
INVESTOR                              $ -          $ -      $25.79    (2.4)%(3)    $1,681.3     1.27%(4)  (0.81)%(4)    64.75%(3)
SHARES                   -----------------------------------------------------------------------------------------------------------
                                    (1.03)       (1.03)       26.43        (0.6)     1,333.6         1.31      (0.52)       153.95
                         -----------------------------------------------------------------------------------------------------------
                                    (0.83)       (0.83)       27.57         72.9       225.0         1.40      (0.79)       245.69
                         -----------------------------------------------------------------------------------------------------------
                                    (1.27)       (1.27)       16.67         35.8        43.3      2.00(6)   (1.13)(6)       202.84
                         -----------------------------------------------------------------------------------------------------------
                                    (0.79)       (0.79)       13.69         46.1        12.8      2.00(6)   (0.77)(6)       235.65
                         -----------------------------------------------------------------------------------------------------------
                                         -            -       10.00       0.0(3)         1.8      0.00(4)     0.00(4)      0.00(3)
                         -----------------------------------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------------------------------------
INSTITUTIONAL                         $  -          $ -      $25.89    (2.3)%(3)      $321.3     1.02%(4)  (0.56)%(4)    64.75%(3)
SHARES                   -----------------------------------------------------------------------------------------------------------
                                    (1.03)       (1.03)       26.48        (0.4)       212.2         1.08      (0.29)       153.95
                         -----------------------------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                         -----------------------------------------------------------------------------------------------------------
                                   $(0.08)      $(0.08)      $10.59    (4.4)%(3)       $14.7     2.00%(9)  (0.91)%(9)   137.70%(3)
                         -----------------------------------------------------------------------------------------------------------
                                         -            -       11.18      11.8(3)        13.2      1.84(9)   (0.52)(9)     40.72(3)
                         -----------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                         -----------------------------------------------------------------------------------------------------------
                                   $(0.06)      $(0.06)      $13.94      0.1%(3)      $153.3     1.32%(4)  (0.97)%(4)    64.34%(3)
                         -----------------------------------------------------------------------------------------------------------
                                    (0.66)       (0.66)       13.99          0.1       145.4         1.34      (0.68)       147.13
                         -----------------------------------------------------------------------------------------------------------
                                         -            -       14.69         32.5       185.4         1.35      (0.79)       193.76
                         -----------------------------------------------------------------------------------------------------------
                                    (0.96)       (0.96)       11.09       (17.0)       174.6         1.37      (0.67)       155.38
                         -----------------------------------------------------------------------------------------------------------
                                    (2.58)       (2.58)       14.66         14.7       304.1         1.33      (0.74)       134.67
                         -----------------------------------------------------------------------------------------------------------
                                    (1.07)       (1.07)       15.11         11.3       267.8         1.41      (0.73)        87.18
                         -----------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                         -----------------------------------------------------------------------------------------------------------
                                   $(0.71)      $(0.72)      $12.68      3.1%(3)      $522.4     1.21%(4)  (0.01)%(4)    15.06%(3)
                         -----------------------------------------------------------------------------------------------------------
                                    (0.49)       (0.54)       13.05         28.8       460.3         1.20        0.45        40.77
                         -----------------------------------------------------------------------------------------------------------
                                    (0.35)       (0.38)       10.63          4.2       261.7         1.35        0.60        38.19
                         -----------------------------------------------------------------------------------------------------------
                                    (0.54)       (0.54)       10.59        (1.0)        77.8         1.66      (0.45)        49.29
                         -----------------------------------------------------------------------------------------------------------
                                         -            -       11.37      13.7(3)        47.2      1.93(4)   (0.50)(4)     52.58(3)
                         -----------------------------------------------------------------------------------------------------------


(7) For the period from commencement of operations (June 27, 1997) through June 30, 1997.
(8) For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(9) Annualized. The ratios of expenses to average net assets and net investment loss to average net assets exclude certain fee waivers and expenses paid by the Adviser. Absent fee waivers and expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.70% and (1.61)% for the six months ended December 31, 2001 and 5.17% and (3.84%) for the period ended June 30, 2001, respectively.
(10) For the period from commencement of operations (September 29, 1997) through June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

                                                                        51
                                                                   ------------
                                                                     FIFTY-ONE

ARTISAN FUNDS, INC.

Notes to Financial Statements - December 31, 2001 (Unaudited)

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of six open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):
     Artisan International Fund ("International Fund"), Artisan International Small Cap Fund ("International Small Cap Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), Artisan Mid Cap Value Fund ("Mid Cap Value Fund"), Artisan Small Cap Fund ("Small Cap Fund") and Artisan Small Cap Value Fund ("Small Cap Value Fund"). International Fund, International Small Cap Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund and Small Cap Value Fund commenced operations on December 28, 1995, December 21, 2001, June 27, 1997, March 28, 2001, March 28, 1995 and September 29, 1997, respectively. The Semi-Annual Report to Shareholders for the International Small Cap Fund is available under separate cover.

     Each Fund offers shares of capital stock of the class designated Investor Shares. The International Fund and Mid Cap Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. On July 3, 2000, 2,232,499 Mid Cap Fund Investor Shares (with a net asset value of $61,550,008) were transferred to Mid Cap Fund Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     Each class of the Funds has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

    52
----------
FIFTY-TWO

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

          In addition, the International Fund, Mid Cap Fund, Small Cap Fund and Small Cap Value Fund each own securities which have been valued at a fair value as determined using procedures established by the Fund's Board of Directors, aggregating $3,450,000, $118,805, $2,585,180 and $790,813, respectively, representing
          0.06%, 0.01%, 1.69% and 0.15% of total net assets, respectively.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and 2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

                                                                        53
                                                                   ------------
                                                                   FIFTY-THREE

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

               Average Daily Net Assets          Annual Rate
               ----------------------------      -----------
               Less than $500 million               1.000%
               $500 million to $750 million         0.975%
               $750 million to $1 billion           0.950%
               Greater than $1 billion              0.925%

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has voluntarily undertaken to reimburse the Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund and Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average daily net assets annually and the International Fund for ordinary operating expenses in excess of 2.50% of average daily net assets annually.

     Each director who is not an interested person of Artisan Funds or the Adviser received in 2001, an annual retainer fee of $40,000, plus a fee for each board or committee meeting attended, other than regular quarterly board meetings or committee meetings held on the same day as a board meeting, of $1,000 for an in-person meeting and $500 for a telephonic meeting. In addition, each non-interested director receives reimbursement of expenses related to his duties as a director of Artisan Funds. These fees are generally allocated to each Fund in proportion to their net assets. Directors' fees for the Mid Cap Value Fund have been waived through June 30, 2002.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 2001.

    54
----------
FIFTY-FOUR

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 2001 were as follows:

     Fund                 Security Purchases     Security Sales
     ----------------     ------------------     --------------
     International          $1,881,539,300        $1,246,020,151
     Mid Cap                 1,436,225,078           960,197,764
     Mid Cap Value              19,380,670            17,400,421
     Small Cap                  92,258,512            83,006,658
     Small Cap Value           110,332,560            64,745,556

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                    Aggregate      Aggregate           Net
                                      Gross          Gross         Unrealized
                                   Unrealized      Unrealized     Appreciation/
                     Cost of      Appreciation    Depreciation   (Depreciation)
  Fund              Securities   on Investments  on Investments  on Investments
  -------------   -------------   -------------  -------------    -------------
  International  $6,040,544,974    $290,000,126  $(605,111,623)  $(315,111,497)
  Mid Cap         1,874,943,881     209,520,303    (47,120,083)    162,400,220
  Mid Cap Value      14,482,837       1,132,860        (81,639)      1,051,221
  Small Cap         138,303,606      21,454,187     (3,244,163)     18,210,024
  Small Cap Value   453,117,032      84,022,490    (17,478,178)     66,544,312

  The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. Certain Funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from security and foreign currency related transactions of $508,750,528 for the International Fund and security transactions for the Mid Cap Fund of $70,154,284 from November 1, 2000 to June 30, 2001 are recognized for federal income tax purposes in fiscal 2002.

  The International Fund generated $111,251,644 in capital loss carryforwards during the fiscal year ended June 30, 2001. These capital loss carryforwards are available to offset future realized capital gains through June 30, 2009. The International Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                                         55
                                                                     ----------
                                                                     FIFTY-FIVE

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:

                                                        INTERNATIONAL FUND
                                                   ============================
                                                    INVESTOR      INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 2001                   SHARES          SHARES
============================================    ==============  ==============
Proceeds from shares issued.................    $2,164,984,826    $332,555,129
Net asset value of shares issued in
  reinvestment of distributions.............        12,195,144       7,337,783
Cost of shares redeemed.....................   (1,789,728,852)   (100,080,354)
                                               --------------- ---------------
Net increase (decrease) from fund
     share activities.......................      $387,451,118    $239,812,558
                                               =============== ===============

Shares sold.................................       120,896,325      18,452,597
Shares issued in reinvestment
     of distributions.......................           684,736         410,620
Shares redeemed.............................      (99,623,371)     (5,622,715)
                                               --------------- ---------------
Net increase (decrease) in capital shares...        21,957,690      13,240,502
                                               =============== ===============


                                                        INTERNATIONAL FUND
                                                ===============================
                                                    INVESTOR      INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2001                      SHARES          SHARES
============================================   =============== ================
Net asset value of shares transferred
Proceeds from shares issued.................    $4,473,567,464    $795,518,272
Net asset value of shares issued in
  reinvestment of distributions.............       454,153,202     156,791,262
Cost of shares redeemed.....................   (3,232,410,045)    (96,309,995)
                                               --------------- ---------------
Net increase (decrease) from fund
     share activities.......................    $1,695,310,621    $855,999,539
                                               =============== ===============
Shares transferred..........................
Shares sold.................................       197,800,020      34,944,346
Shares issued in reinvestment
     of distributions.......................        20,928,718       7,202,171
Shares redeemed.............................     (142,470,095)     (3,947,922)
                                               --------------- ---------------
Net increase (decrease) in capital shares...        76,258,643      38,198,595
                                               =============== ===============

    56
---------
FIFTY-SIX


                                                                                     MID CAP         SMALL CAP        SMALL CAP
                                                      MID CAP FUND                 VALUE FUND          FUND           VALUE FUND
                                         =====================================  ================   ============      ============
                                             INVESTOR           INSTITUTIONAL       INVESTOR         INVESTOR          INVESTOR
SIX MONTHS ENDED DECEMBER 31, 2001            SHARES               SHARES            SHARES           SHARES            SHARES
====================================     ===============      ================  ================   ============      ============
Proceeds from shares issued.........       $753,736,365          $117,957,871       $ 4,950,024     $ 23,300,431      $108,474,277
Net asset value of shares issued in
  reinvestment of distributions                       -                     -           116,238          575,055        26,165,488
Cost of shares redeemed.............      (395,295,722)          (11,109,878)       (2,805,619)     (15,617,532)      (63,082,438)
                                       ----------------      ----------------  ---------------- ----------------  ----------------
Net increase (decrease) from fund
     share activities...............       $358,440,643          $106,847,993        $2,260,643       $8,257,954       $71,557,327
                                        ===============       ===============   ===============  ===============   ===============

Shares sold.........................         31,250,909             4,848,185           477,926        1,772,354         8,780,834
Shares issued in reinvestment
     of distributions...............                  -                     -            12,020           46,226         2,226,850
Shares redeemed.....................       (16,522,815)             (450,853)         (281,133)      (1,208,796)       (5,087,570)
                                       ----------------      ----------------  ---------------- ----------------  ----------------
Net increase (decrease) in
  capital shares....................         14,728,094             4,397,332           208,813          609,784         5,920,114
                                        ===============       ===============   ===============  ===============   ===============



                                                                                     MID CAP         SMALL CAP        SMALL CAP
                                                      MID CAP FUND                 VALUE FUND          FUND           VALUE FUND
                                        ====================================== ===============     =============     =============
                                             INVESTOR           INSTITUTIONAL       INVESTOR         INVESTOR          INVESTOR
FISCAL YEAR ENDED JUNE 30, 2001               SHARES               SHARES            SHARES           SHARES            SHARES
====================================    ================      ================ ===============     =============     =============
Net asset value of shares transferred     $(61,550,008)           $61,550,008
Proceeds from shares issued.........      1,641,785,894           159,249,857       $14,614,854     $ 39,669,829      $194,412,076
Net asset value of shares issued in
  reinvestment of distributions.....         18,694,286             3,697,764                 -        7,968,833        14,078,427
Cost of shares redeemed.............      (424,952,905)           (7,476,471)       (2,296,780)     (73,402,299)      (82,618,685)
                                       ----------------      ----------------  ---------------- ----------------  ----------------
Net increase (decrease) from fund
     share activities...............     $1,173,977,267          $217,021,158       $12,318,074    $(25,763,637)      $125,871,818
                                        ===============       ===============   ===============  ===============   ===============


Shares transferred..................        (2,232,499)             2,232,499
Shares sold.........................         60,053,283             5,932,913         1,392,060        2,961,641        16,390,883
Shares issued in reinvestment
     of distributions...............            669,087               132,252                 -          610,638         1,286,876
Shares redeemed.....................       (16,183,492)             (283,720)         (209,675)      (5,798,183)       (7,016,513)
                                       ----------------      ----------------  ---------------- ----------------  ----------------
Net increase (decrease) in
  capital shares....................         42,306,379             8,013,944         1,182,385      (2,225,904)        10,661,246
                                        ===============       ===============   ===============  ===============   ===============


                                                                        57
                                                                    -----------
                                                                    FIFTY-SEVEN

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

--------------------------------------------------------------------------------

                         NOTES ON PORTFOLIO STATISTICS
The letters to shareholders included in this Semi-Annual Report include statistical information about the portfolios of each of the Artisan Funds. That information is as of December 31, 2001; it varies with changes in a Fund's portfolio investments.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the entire portfolio, including negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
Each Fund's performance is compared in this report to changes in at least two indices-a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. All of the indices are unmanaged and do not include the payment of sales commissions or other expenses that would be incurred in the purchase of the securities included in the index. All the index returns include reinvested dividends.

The indices to which the Funds are compared are:

ARTISAN INTERNATIONAL FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
(EAFE) includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995.

ARTISAN MID CAP FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index that measures the performance of the 800 smallest companies in the Russell 1000/R Index, an index of the largest 1,000 U.S. companies.

ARTISAN MID CAP VALUE FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index that measures the performance of the 800 smallest companies in the Russell 1000/R Index, an index of the largest 1,000 U.S. companies. The RUSSELL MIDCAP/R VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

ARTISAN SMALL CAP FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2000 small companies.

ARTISAN SMALL CAP VALUE FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2000 small companies. The RUSSELL 2000/R VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Each LIPPER INDEX reflects the net asset weighted returns of the 30 largest mutual funds grouped by Lipper in the category reflected in the name of the index. Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund are included in their respective Lipper indices.

                             MORNINGSTAR/R RATINGS
Morningstar proprietary ratings c/2001-2002 Morningstar, Inc. All Rights Reserved. The information on Morningstar ratings contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Morningstar Ratings for Artisan International Fund and Artisan Mid Cap Fund are for the Investors Share class only; other classes may have different performance characteristics.

                                   TRADEMARKS
Trademarks and copyrights relating to the indexes mentioned in this report are owned by: Russell indexes: The Frank Russell Company; MSCI EAFE: Morgan Stanley Dean Witter & Co.; and Lipper indexes: Reuters Funds Information Limited (a United Kingdom corporation). Morningstar/R and Morningstar Overall Rating/TM are owned by Morningstar Inc. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

     58
------------
FIFTY-EIGHT

PRIVACY STATEMENT
ARTISAN FUNDS, INC. - ARTISAN DISTRIBUTORS LLC -
ARTISAN PARTNERS LIMITED PARTNERSHIP

Maintaining the confidentiality of your personal financial information is very important to you and to us at Artisan.

INFORMATION WE COLLECT. To provide you with individualized service, we collect several types of nonpublic personal information about you, including:

     - information from your purchase application or subscription, and other forms you fill out and send to us in connection with your accounts (such as your name, address and social security number);

     - information about the transactions in your accounts (such as purchases, sales, account balances and average cost);

     - information about any bank account you use for transfers between your bank account and your Artisan accounts; and

     - information we receive about you or your accounts as a result of your account inquiries by mail, email or telephone.


INFORMATION WE SHARE. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted by law. So that we can complete transactions you authorize or request, and so that we can provide you information about Artisan products and services, we may disclose the information we collect about you to companies that provide services to us, such as transfer agents, or printers and mailers that prepare and distribute materials to you. Those companies use that information only to perform the services for which we hired them, and are not permitted to use or disclose that information for any other purpose. All of the information we collect may be shared among the Artisan companies, all of which are engaged in the financial services business. Finally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or otherwise as permitted or required by law.

INFORMATION SECURITY. Within Artisan, access to information about you is restricted to those employees who need to know the information to service your account. Artisan employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it. Artisan uses physical, electronic and procedural safeguards to keep your information secure.

CHANGES TO OUR PRIVACY POLICY. We reserve the right to change our privacy policy in the future, but we will not disclose your nonpublic personal information except to our affiliates and as otherwise required or permitted by law without giving you an opportunity to instruct us not to.

QUESTIONS? For questions about our privacy policy, or for additional copies of this notice, please go to WWW.ARTISANFUNDS.COM, or call us at 800.344.1770.

                                                                        59
                                                                   ------------
                                                                    FIFTY-NINE

(LOGO)
ARTISAN

--------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

800.344.1770
WWW.ARTISANFUNDS.COM
--------------------------

                                                               ---------------
                                                                  PRESORTED
                                                                  STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                Milwaukee, WI
                                                               ---------------

2/15/02 - A1243-JX


                              --------------------
                                     (LOGO)
                                    ARTISAN
                              --------------------
                                  SEMI-ANNUAL
                                     REPORT

                               DECEMBER 31, 2001
                              --------------------
                                    ARTISAN
                               INTERNATIONAL FUND
                              Institutional Shares
                              --------------------

---------------------------------------------------------------TABLE OF CONTENTS

TABLE OF CONTENTS

  2   LETTER TO SHAREHOLDERS                 13   FINANCIAL HIGHLIGHTS
  6   SCHEDULE OF INVESTMENTS                14   NOTES TO FINANCIAL STATEMENTS
 10   STATEMENT OF ASSETS & LIABILITIES      18   NOTES ON PORTFOLIO STATISTICS
 11   STATEMENT OF OPERATIONS                19   PRIVACY STATEMENT
 12   STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
The ARTISAN PRIVACY STATEMENT describes how we protect your privacy when we receive information about you, and the measures we take to safeguard that information. The full Privacy Statement may be viewed on page 19.
--------------------------------------------------------------------------------

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan International Fund, Institutional Shares. A report on the Fund's Investor Shares is available under separate cover. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Fund, including fees and expenses, please call
800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager, as of December 31, 2001. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES

-------------------------------------------------------------INVESTMENT APPROACH

The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.

---------------------------------------------------------------------PERFORMANCE

International markets rallied during the fourth quarter but both economic and political uncertainties led most foreign markets to end the second half of 2001 with modest losses. For the six-month period, Artisan International Fund declined 5.49%. Its benchmark, the Morgan Stanley Capital International EAFE Index (EAFE) fell 7.72%, and its peer group, as measured by the Lipper International Funds Index, lost 7.77%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 12/31/01)

                              [CHART APPEARS HERE]

                   ARTISAN INTERNATIONAL FUND ($25,303)
                   EAFE Index ($11,088)
                   Lipper International Funds Index ($13,144)

             ARTISAN                         Lipper
          INTERNATIONAL     EAFE          International
              FUND          Index          Funds Index
          -------------  -------------  ----------------
12/28/95      10,000        10,000           10,000
              10,000        10,000           10,025
              10,910        10,289           10,467
              12,080        10,452           10,895
              12,220        10,439           10,903
12/96         13,437        10,605           11,472
              14,154        10,439           11,756
              14,607        11,793           13,072
              14,840        11,710           13,322
12/97         13,903        10,793           12,303
              16,714        12,381           14,129
              18,131        12,512           14,249
              14,717        10,734           12,000
12/98         18,376        12,952           13,861
              20,440        13,132           14,039
              21,283        13,466           14,818
              22,343        14,056           15,318
12/99         33,314        16,444           19,105
              39,182        16,427           19,223
              35,254        15,776           18,320
              31,338        14,503           16,976
12/00         29,787        14,114           16,293
              25,965        12,176           14,168
              26,564        12,016           14,251
              22,823        10,365           12,120
12/01         25,303        11,088           13,144



                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/01)
-----------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                          1-YEAR         5-YEAR       INCEPTION
-----------------------------------------------------------------------------
Artisan International Fund -
  Institutional Shares                 -15.68%         13.49%         16.71%
-----------------------------------------------------------------------------
EAFE Index                             -21.44           0.89           1.73
-----------------------------------------------------------------------------
Lipper International Funds Index       -19.33           2.76           4.65
-----------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. PERFORMANCE DATA SHOWN RELATES TO INSTITUTIONAL SHARES FROM 7/1/97 FORWARD AND FOR INVESTOR SHARES PRIOR TO 7/1/97. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 18 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

                                                                          02
                                                                       ---------
                                                                          TWO

------------------------------------------------------------------6 MONTH REVIEW

The prolonged slowdown affecting most international markets continued as we entered the third quarter with international investors uneasy for a number of reasons. Even actions easing monetary policy by several central banks, including the Bank of Japan and European Central Bank, failed to turn markets around as investors were influenced adversely by a lack of "earnings visibility."

Europe, we believe, escaped a full recession, yet continued to experience a significant slowdown. Japan's economic situation continued to deteriorate and its stock market moved lower as the world's second largest economy failed to reform and recover. Many Asian economies, depending heavily on exports, contracted as their business with the U.S. declined. Mexico and Brazil were bright spots with positive economic and market performances. However, investors were wary of Argentina with its severe political crisis and default on foreign and public debt.

The terrorist attacks in September accelerated and exacerbated this global slowdown and we were unable to avoid the "global downdraft." Artisan International Fund was down sharply in September as a number of our holdings were pressured significantly, especially ones in our insurance and media sectors. Our emerging markets exposure, although limited, also was influenced adversely. Conversely, the Fund's consumer non-durables - beverage, tobacco and some retailers, for example - generally held up relatively well. Despite our emphasis on growth stocks, that as a group generally underperformed, we thought we held our own on a relative basis compared to our benchmark and peer group.

Most international markets rallied in the fourth quarter. Early in the quarter some of our media, banking and insurance sector positions provided positive returns to our portfolio, with our insurance and reinsurance holdings generally benefiting as investors anticipated they would be able to increase rates. In December, reflecting worldwide economic weakness, international markets were flat to slightly positive. We experienced modest gains across most sectors, with media, because investors seem to anticipate an economic recovery in 2002, and telecommunications holdings displaying strength.

Performance by sector was mixed, as our list of the top performers and underperformers for the period shows. Retail and tobacco provided some winners such as Marks & Spencer, a British retailer of food, clothing and financial services; Altadis, a Spanish marketer of tobacco products; and Diageo, a U.K. company that is the world's largest marketer of alcoholic beverages. Diageo also features Pillsbury products and Burger King. Lloyd's, a British-based global provider of banking and insurance services; and Fortis, a Dutch global provider of insurance, banking and investments, benefited from the fourth quarter rally.

GOOD IDEAS THAT WORKED           %   GOOD IDEAS AT THE TIME                 %
                                ---                                        ---
Marks & Spencer PLC........... 34.1%   NTL Inc. ........................ -69.7%
Altadis, S.A.................. 17.5   ProSieben Media AG ............... -64.1
Diageo PLC.................... 10.6   Software AG ...................... -40.5
Lloyds TSB Group PLC.......... 10.5   Promise Co. Ltd .................. -33.4
Fortis (NL) NV................. 6.9   British Telecommunications PLC ... -22.1

For the six months ended December 31, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Although media, insurance, telecommunications and technology generally rallied during the fourth quarter, not every holding participated in the recovery. Our biggest disappointments included U.K. telecommunications company NTL; ProSieben, a German broadcaster; German software and e-commerce products company Software AG; British Telecom; and Japanese consumer-finance company Promise.


                                    (PHOTO)
                                 MARK L. YOCKEY
                               Portfolio Manager

"Most international markets rallied in the fourth quarter. Early in the quarter some of our media, banking and insurance sector positions provided positive returns to our portfolio, with our insurance and reinsurance holdings generally benefiting as investors anticipated they would be able to increase rates."

                                  800.399.1770

                                                                          03
                                                                      ----------
                                                                        THREE

------------------------------------------------------------PORTFOLIO STRATEGIES

Despite the events of September 11th, we did not significantly change the composition of our portfolio and stayed with our long-term themes in financials, communications, advertising/media, consumer goods, services and healthcare. Using international markets' reactions to past crises as a guide, we believed that after an initial significant correction the markets would recover over the long-term and perhaps even in a shorter timeframe.

Whenever the markets experience a shock such as the terrorist attacks, it appears to us that the market discounts stocks broadly, paying little attention to the quality of individual companies. In such a situation, we believe investors may overreact and create opportunities for us. Employing this strategy, we added to our holdings in financials, asset gatherers, mortgage lenders and reinsurers, as well as to holdings where we felt investors, reacting to these events, discounted prices to a greater extent than we deemed reasonable. In previous periods of uncertainty - for example, the Asian meltdown during the second half of 1997 or Long Term Capital Management debacle in the second half of 1998 - we thought a similar approach yielded benefits when markets returned to what we viewed as normal levels of activity.

[WORLD MAP APPEARS HERE]

REGION ALLOCATION

                           As of 12/31/01          As of 6/30/01
                           --------------          -------------

North America                   1.0%                     3.7%
Europe                         74.9%                    70.4%
Asia/Pacific                   10.3%                    12.6%
Latin America                   9.7%                     8.3%

Portfolio equities as a percentage of Fund total net assets.

We increased our exposure to Europe because our long-term outlook for Europe remains positive. We believe that signs the U.S. economy may recover bode well for many European companies. We also continue to find well-positioned, well-managed and well-financed European companies in sectors where we believe there is going to be attractive growth coming out of the economic slowdown. Yet, we think gains in Europe may be subdued until the European Central Bank decides to take a more aggressive posture in lowering interest rates.

Financials remained the most important sector in the Fund. In our opinion our bank holdings are positioned well to benefit from what we believe is an increased focus on the asset management business and generally an ongoing restructuring and refocusing on more profitable banking business areas. In the telecommunications area, we focused mostly on service providers that, we believe, continue to benefit not only from the prevailing industry growth but also have strong competitive positions. In our view these positions often still prevail in emerging economies due to ongoing regulation and protection of the dominant service providers, such as in Brazil and Mexico.

Technology stocks, both in the U.S. and internationally, rallied during the fourth quarter on speculation of an imminent cyclical recovery. However, we don't believe that the long-term fundamentals of the hardware and software manufacturers have improved enough to warrant any major exposure.

"Using international markets' reactions to past crises as a guide, we believed that after an initial significant correction the markets' would recover over the long-term and perhaps even in a shorter time frame."

Top 5 Country Allocations
United Kingdom..... 18.5%
Italy.............. 11.3%
Netherlands......... 9.6%
Germany............. 9.6%
Switzerland......... 8.1%
As of 12/31/01.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 6.

                                                                           04
                                                                        --------
                                                                          FOUR

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On December 31, 2001, total net assets in the Fund were $5.7 billion, of which $1.6 billion were in the Institutional share class. The Fund held stock in 83 companies in 22 countries. The median market cap of our holdings was $9.3 billion, while our weighted average market cap stood at $26.7 billion. Based on 2002 estimates, our weighted average P/E of 16.5X was somewhat above the weighted average growth rate of 12.11%. Our Top 10 Holdings comprised 31.2% of the portfolio. Since June 30, 2001, we increased our exposure to Europe and Latin America. Our North America and Asia/Pacific exposure decreased, as did the percentage of the Fund's assets held in cash. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 18.

TOP 10 HOLDINGS

COMPANY NAME                                    COUNTRY                     %
------------------------------------------------------------------------------
Diageo PLC                                      United Kingdom           3.9%
------------------------------------------------------------------------------
Compass Group PLC                               United Kingdom            3.5
------------------------------------------------------------------------------
Fortis (NL) NV                                  Netherlands               3.5
------------------------------------------------------------------------------
Allianz AG                                      Germany                   3.3
------------------------------------------------------------------------------
Lloyds TSB Group PLC                            United Kingdom            3.3
------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG   Germany                   3.1
------------------------------------------------------------------------------
Honda Motor Company                             Japan                     2.8
------------------------------------------------------------------------------
UBS AG                                          Switzerland               2.7
------------------------------------------------------------------------------
Unilever NV                                     Netherlands               2.6
------------------------------------------------------------------------------
Wolters Kluwer NV                               Netherlands               2.5
------------------------------------------------------------------------------
TOTAL                                                                   31.2%
------------------------------------------------------------------------------

As a percentage of total net assets as of December 31, 2001. Portfolio holdings are subject to change.


A number of significant developments took place during the reporting period that should have positive long-term implications. Among them were the euro turning into a real rather than just an accounting currency, the effectiveness of German tax reform and China's entry into the World Trade Organization. In our view, the corrections of the past two years may provide a positive environment because many of the overseas markets now trade at what we consider more attractive valuations when compared to the U.S. market.

Looking forward, we're cautiously optimistic. We believe that the market excesses of the late 1990's may have mostly been unwound and that economic activity outside the U.S. will recover as a result of more benign macro fundamentals and ongoing structural reforms. Overall, we remain optimistic as to investments in Europe, where we foresee low but resilient growth, yet pessimistic as to Japanese and other Asian stocks. We continue to find solid real earnings growth and strong cash flows among our thematic holdings.

International markets were challenging during the past six months. We experienced disappointing absolute returns but believe we posted good relative performance. We believe the fundamental international investing outlook has improved and we look forward to the New Year.

/s/ Mark L. Yockey


Top 5 Sectors

Financials................... 36.0%
Consumer Discretionary....... 22.1%
Consumer Staples............. 15.8%
Telecommunication Services.... 9.2%
Healthcare.................... 4.1%
As of 12/31/01.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 9.

                                  800.399.1770
                                                                        05
                                                                    ----------
                                                                       FIVE

ARTISAN
INTERNATIONAL FUND
Schedule of Investments - December 31, 2001 (Unaudited)

                                                        SHARES
                                                         HELD           VALUE
                                                      =========      ==========
COMMON AND PREFERRED STOCKS - 95.9%

AUSTRALIA - 2.3%
   Commonwealth Bank of Australia -
      diversified financial services                    3,606,900    $55,274,992
   National Australia Bank Ltd. -
      diversified financial services                    4,694,663     76,558,424
                                                                    ------------
                                                                     131,833,416
BELGIUM - 2.2%
(1)Interbrew - brewery                                  4,571,152    125,122,105

BRAZIL - 2.9%
   Petroleo Brasileiro S.A. (ADR) - oil, gas
      and petrochemical producer                        3,290,000     76,657,000
   Tele Norte Leste Participacoes S.A. - Preferred -
      (ADR) - telecommunication services                2,655,300     41,502,339
   Telesp Celular Participacoes S.A. - Preferred -
      (ADR) - telecommunication services                5,198,300     48,136,258
                                                                    ------------
                                                                     166,295,597
CANADA - 1.0%
   CanWest Global Communications Corporation -
      television and cable broadcasting                 2,585,798     19,324,873
(1)Corus Entertainment, Inc. - Class B - multimedia     1,875,350     37,335,047
   Four Seasons Hotels, Inc.(2) - luxury hotels            31,200      1,458,912
                                                                    ------------
                                                                      58,118,832
DENMARK - 0.8%
   Novo-Nordisk A/S - Class B - pharmaceuticals         1,136,550     46,472,835

FINLAND - 1.8%
   Stora Enso OYJ - paper and related products          5,486,100     70,224,049
   UPM Kymmene OYJ - paper and related products           953,800     31,626,189
                                                                    ------------
                                                                     101,850,238
FRANCE - 3.1%
   Axa - multi-line insurance                             570,800     11,925,053
(1)JC Decaux S.A. - advertising services                5,946,594     66,431,686
   Suez S.A. - building and construction                2,867,165     86,775,048
   Carrefour S.A. - food and drug retailing               290,064     15,078,910
                                                                    ------------
                                                                     180,210,697
GERMANY - 9.6%
   Allianz AG - insurance and financial services          806,530    190,970,121
   Deutsche Boerse AG - diversified financial services  1,818,503     69,945,785
   Deutsche Telekom AG - telecommunication services 2,179,600 37,445,305 Henkel KGaA - Vorzug - Preferred -
      diversified chemicals/materials                      56,100      3,171,026

                                                                          06
                                                                       ---------
                                                                          SIX

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD           VALUE
                                                      ==========      ==========
GERMANY (CONTINUED)
   KarstadtQuelle AG - retail department stores           923,709    $36,507,442
   KDG Investors, L.P.(3) - cable television           10,000,000      3,450,000
   Muenchener Rueckversicherungs-Gesellschaft AG -
      reinsurance                                         653,625    177,427,345
   Software AG - computer software and services           771,244     29,520,487
                                                                    ------------
                                                                     548,437,511
IRELAND - 1.6%
   Bank of Ireland - commercial bank                    9,642,184     91,237,198

ITALY - 11.3%
   Assicurazioni Generali S.p.A. -
      multi-line insurance                              4,938,200    137,147,069
   Autogrill S.p.A. - restaurants                       5,715,600     52,963,395
   Autostrade - Concessioni e Costruzioni
      Autostrade S.p.A - transportation services        6,340,500     44,023,176
   Gucci Group NV(2) - apparel manufacturer               713,300     60,559,170
   IntesaBCI S.p.A. - money center bank                21,119,105     52,825,679
   Mediobanca S.p.A. - investment banking               4,706,500     52,703,804
   Rolo Banca 1473 S.p.A. - commercial bank             6,060,107     92,729,823
   Snam Rete Gas S.p.A. 144A - natural gas              4,616,000     12,203,531
   Telecom Italia S.p.A. - telecommunication services  11,453,150     61,170,138
   Unicredito Italiano S.p.A. - commercial bank        19,798,200     79,481,400
                                                                    ------------
                                                                     645,807,185
JAPAN - 6.9%
   Banyu Pharmaceutical Co., Ltd. - pharmaceuticals     3,877,900     57,720,062
   Honda Motor Co., Ltd. - automobile manufacturer      3,992,900    159,399,037
   Nintendo Co., Ltd. - household durables                 17,000      2,978,017
   Promise Co., Ltd. - consumer finance                 1,581,300     85,576,807
   Takefuji Corporation - consumer finance                661,750     47,884,820
   Toyota Motor Corp. - automobile manufacturer         1,685,200     42,705,627
                                                                    ------------
                                                                     396,264,370
LUXEMBOURG - 0.6%
   RTL Group - television and radio broadcasting          854,054     33,526,420

MEXICO - 6.8%
   America Movil S.A. de C.V. (ADR) -
      telecommunication services                        4,034,100     78,584,268
   Cemex S.A. de C.V. (ADR) - cement                      601,400     14,854,580
   Fomento Economico Mexicano, S.A. de C.V.
      (ADR) - brewer                                    2,349,600     81,178,680
   Telefonos De Mexico S.A. de C.V. (ADR) -
      telecommunication services                        3,681,900    128,940,138
   Wal-Mart De Mexico S.A. de C.V. -
      discount department stores                       30,778,200     84,038,336
                                                                    ------------
                                                                     387,596,002
NETHERLANDS - 9.6%
(1)Fortis (NL) NV - diversified financial services 7,623,138 197,464,956 Royal Dutch Petroleum Company - oil, gas,
      and petrochemical producer                          338,000     17,119,545
   Unilever NV - food and household
      products manufacturer                             2,538,900    148,821,143
   Van der Moolen Holding NV - financial services       1,590,777     45,666,979
   Wolters Kluwer NV - publishing                       6,170,614    140,614,986
                                                                    ------------
                                                                     549,687,609

                                                                          07
                                                                      ----------
                                                                        SEVEN

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD           VALUE
                                                      ==========      ==========
NORWAY - 0.0%(4)
   P4 Radio Hele Norge ASA - radio broadcasting         1,139,600     $2,539,046

POLAND - 0.2%
(1)Bank Polska Kasa Opieki S.A. - commercial bank         453,935      9,147,391

PORTUGAL - 1.2%
   Portugal Telecom, SGPS, S.A. -
      telecommunication services                        8,501,772     66,218,718

SINGAPORE - 1.1%
   DBS Group Holdings Ltd. - money center bank          8,044,407     60,120,670

SPAIN - 5.4%
   Acciona, S.A. - construction services                1,041,011     37,992,899
   Altadis, S.A. - tobacco                              2,764,332     46,998,806
   Banco Popular Espanol, S.A. - commercial bank           62,800      2,061,645
   Centros Comerciales Carrefour, S.A. - food and
      drug retailing                                    3,362,210     40,463,625
   Corporacion Mapfre, Compania Internacional
      de Reaseguros, S.A. - multi-line insurance        2,704,247     15,670,780
   Fomento de Construcciones y Contratas S.A. -
      construction services and building materials        350,365      7,251,151
(1)Industria de Diseno Textil, S.A. -
      apparel manufacturer                              3,457,700     65,897,242
(1)Promotora de Informaciones, S.A. (Prisa) -
      multimedia                                        2,684,346     25,089,445
   Repsol YPF, S.A. - oil and natural gas
      exploration and production                        4,459,811    65,026,984
                                                                    ------------
                                                                     306,452,577
SWEDEN - 0.9%
   Swedish Match AB - tobacco                           9,411,600     49,970,707

SWITZERLAND - 8.1%
   Credit Suisse Group - commercial bank                1,664,300     71,000,506
   Julius Baer Holding Ltd. - Class B -
      commercial bank                                     163,145     55,050,133
   Nestle S.A. - Class B - food products                  185,600     39,589,299
   Novartis AG - pharmaceuticals                        3,241,150    117,178,236
   Synthes-Stratec, Inc. - medical products                18,682     13,013,010
   UBS AG - money center bank                           3,022,410    152,613,857
   Zurich Financial Services AG - multi-line insurance     53,008     12,440,718
                                                                    ------------
                                                                     460,885,759
UNITED KINGDOM - 18.5%
   British American Tobacco PLC - tobacco              15,562,873    131,792,309
   Carlton Communications PLC -
      television broadcaster                           16,273,670     57,490,507
   Compass Group PLC - hospitality services            26,680,359    199,757,577
   Diageo PLC - food and alcoholic beverages           19,389,801    221,282,655
   Granada PLC - media services                        36,334,131     75,800,321
   HSBC Holdings PLC - money center bank                2,081,600     24,391,398
   Lloyds TSB Group PLC - money center bank            17,307,423    187,704,896
   Marks & Spencer PLC - multi-line retail             18,615,250     97,696,822
(1)NTL, Inc.(2) - communication services                7,387,000      6,943,780
   Vodafone Group PLC - telecommunication services     21,590,100     56,419,329
                                                                   -------------
                                                                   1,059,279,594

                                                                   -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $5,712,969,096)            5,477,074,477

                                                                           08
                                                                        --------
                                                                          EIGHT

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                         PAR
                                                        AMOUNT          VALUE
                                                      ==========      ==========
SHORT-TERM INVESTMENTS - 4.3%
   Repurchase agreement with State Street Bank
      and Trust Company, 0.85%, dated 12/31/2001,
      due 1/2/2002, maturity value $248,370,728
      collateralized by $202,341,430 market value
      U.S. Treasury Bond, 7.875% due 2/15/2021 and
      $51,007,044 market value U.S. Treasury
      Bond, 9.875% due 11/15/2015
      (Cost $248,359,000)                           $ 248,359,000   $248,359,000
                                                                   -------------

TOTAL INVESTMENTS - 100.2% (Cost $5,961,328,096)                   5,725,433,477

OTHER ASSETS LESS LIABILITIES - (0.2%)                               (8,720,024)
                                                                   -------------

TOTAL NET ASSETS - 100.0%(5)                                      $5,716,713,453
                                                                  ==============

(1) Non-income producing security.
(2) Principally traded in the United States.
(3) Private investment partnership which is restricted as to resale. Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4) Represents less than 0.1% of total net assets.
(5) Percentages for the various classifications relate to total net assets.
(ADR) American Depository Receipt



Portfolio Diversification - December 31, 2001 (Unaudited)


                                                        VALUE         Percentage
                                                      ----------      ----------

Consumer Discretionary                             $1,265,563,908          22.1%
Consumer Staples                                      900,298,239           15.8
Energy                                                158,803,529            2.8
Financials                                          2,055,022,249           36.0
Healthcare                                            234,384,143            4.1
Industrials                                            89,267,226            1.6
Information Technology                                 29,520,487            0.5
Materials                                             119,875,844            2.1
Telecommunication Services                            525,360,273            9.2
Utilities                                              98,978,579            1.7
                                                   --------------     ----------
TOTAL COMMON AND PREFERRED STOCKS                   5,477,074,477           95.9
Total short-term investments                          248,359,000            4.3
                                                   --------------     ----------
TOTAL INVESTMENTS                                   5,725,433,477          100.2
OTHER ASSETS LESS LIABILITIES                         (8,720,024)          (0.2)
                                                   --------------     ----------
TOTAL NET ASSETS                                   $5,716,713,453         100.0%
                                                   ==============     ==========

    The accompanying notes are an integral part of the financial statements.

                                                                          09
                                                                      ----------
                                                                         NINE

ARTISAN
INTERNATIONAL FUND
Statement of Assets & Liabilities - December 31, 2001 (Unaudited)

ASSETS:
Investments in securities, at value (cost $5,961,328,096) ..    $ 5,725,433,477
Cash .......................................................                242
Receivable from investments sold ...........................         22,068,306
Receivable from forward currency contracts .................         50,200,644
Receivable from fund shares sold ...........................         80,872,421
Interest receivable ........................................              5,864
Dividends receivable .......................................          6,249,254
                                                                ---------------
TOTAL ASSETS ...............................................      5,884,830,208

LIABILITIES:
Payable for investments purchased ..........................         76,258,574
Payable for forward currency contracts .....................         50,076,134
Payable for fund shares redeemed ...........................         39,641,781
Payable for operating expenses .............................          1,833,805
Other liabilities ..........................................            306,461
                                                                ---------------
TOTAL LIABILITIES ..........................................        168,116,755
                                                                ---------------
TOTAL NET ASSETS ...........................................    $ 5,716,713,453
                                                                ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding .........................    $ 6,922,948,747
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions .....................................       (235,848,234)
Accumulated undistributed
  net investment income (loss) .............................         (3,803,801)
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions ............................       (966,583,259)
                                                                ---------------
                                                                $ 5,716,713,453
                                                                 =============

INVESTOR SHARES:
Net assets..................................................    $4,076,246,596
Shares outstanding..........................................       222,062,655
Net asset value, offering price and redemption price per share  $        18.36

INSTITUTIONAL SHARES:
Net assets..................................................    $1,640,466,857
Shares outstanding..........................................        89,029,738
Net asset value, offering price and redemption price per share  $        18.43

    The accompanying notes are an integral part of the financial statements.

                                                                          10
                                                                      ----------
                                                                          TEN

ARTISAN
INTERNATIONAL FUND
Statements of Operations - For the Six Months Ended December 31, 2001
(Unaudited)

INVESTMENT INCOME:
Interest ...............................................       $   1,958,041
Dividends ..............................................          26,091,607(1)
                                                               -------------
TOTAL INVESTMENT INCOME ................................          28,049,648

EXPENSES:
Advisory fees ..........................................          24,433,730
Transfer agent fees
     Investor Shares ...................................           3,347,426
     Institutional Shares ..............................              14,606
Shareholder communications
     Investor Shares ...................................             548,154
     Institutional Shares ..............................              33,630
Custodian fees .........................................           1,572,143
Accounting fees ........................................              41,331
Professional fees ......................................              93,010
Registration fees
     Investor Shares ...................................              91,635
     Institutional Shares ..............................              36,556
Directors' fees ........................................              73,136
Organizational costs ...................................                --
Other operating expenses ...............................             139,230
                                                               -------------
TOTAL OPERATING EXPENSES ...............................          30,424,587
                                                               -------------
NET INVESTMENT INCOME (LOSS) ...........................          (2,374,939)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments .......................................        (328,075,605)
     Foreign currency related transactions .............            (204,907)
                                                               -------------
                                                                (328,280,512)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments .......................................          47,828,957
     Foreign currency related transactions .............             379,308
                                                               -------------
                                                                  48,208,265
                                                               -------------
NET GAIN (LOSS) ON INVESTMENTS .........................        (280,072,247)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       $(282,447,186)
                                                               =============

(1) Net of foreign taxes withheld of $3,417,103.

    The accompanying notes are an integral part of the financial statements.

                                                                          11
                                                                      ----------
                                                                        ELEVEN

ARTISAN
INTERNATIONAL FUND
Statements of Changes in Net Assets
                                                SIX MONTHS             YEAR
                                                  ENDED               ENDED
                                               12/31/01(1)           6/30/01
                                              ==============      ==============
OPERATIONS:
Net investment income (loss) .............   $    (2,374,939)   $    25,519,340
Net realized gain (loss) on:
     Investments .........................      (328,075,605)      (637,643,745)
     Foreign currency related transactions          (204,907)        (2,559,892)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments .........................        47,828,957       (772,546,781)
     Foreign currency related transactions           379,308           (143,487)
                                             ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..............      (282,447,186)    (1,387,374,565)

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares .....................       (13,657,695)              --
     Institutional Shares ................        (8,134,964)              --
Net realized gains on investment
  transactions:
     Investor Shares .....................              --         (479,303,458)
     Institutional Shares ................              --         (161,918,593)
                                             ---------------    ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS..       (21,792,659)      (641,222,051)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ...       627,263,676      2,551,310,160
                                             ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..       323,023,831        522,713,544
Net assets, beginning of period ..........     5,393,689,622      4,870,976,078
                                             ---------------    ---------------
NET ASSETS, END OF PERIOD ................   $ 5,716,713,453    $ 5,393,689,622
                                             ===============    ===============

(1) Unaudited.

    The accompanying notes are an integral part of the financial statements.

                                                                          12
                                                                      ----------
                                                                        TWELVE

ARTISAN INTERNATIONAL FUND
Financial Highlights


                                      Period Ended    Year Ended      Year Ended     Year Ended      Year Ended        Year Ended
                                       12/31/01        06/30/01        06/30/00       06/30/99        06/30/98          06/30/97
For a share outstanding             Institutional   Institutional   Institutional   Institutional  Institutional        Investor
throughout each period                 Shares(1)        Shares          Shares         Shares          Shares            Shares
------------------------------   -----------------  --------------- --------------  -------------- --------------   -------------

Net asset value,
   beginning of period                     $19.62           $30.22          $18.70         $16.26          $14.48            $12.08

Income (loss) from investment operations:
    Net investment income (loss)             0.01(2)          0.16(2)         0.03(2)        0.11(2)         0.09(2)           0.07
    Net realized and unrealized gains
       (losses) on investments              (1.10)           (7.21)          12.09           2.62            3.04              2.44
                                  ---------------   --------------   -------------   ------------   -------------   ---------------
    Total income (loss) from
       investment operations.....           (1.09)           (7.05)          12.12           2.73            3.13              2.51
                                  ---------------   --------------   -------------   ------------   -------------   ---------------

Distributions paid to shareholders:
    Net investment income                   (0.10)               -           (0.06)         (0.05)          (0.22)            (0.02)
    Net realized gains on investment
       transactions                             -            (3.55)          (0.54)         (0.24)          (1.13)            (0.09)
                                  ---------------   --------------   -------------   ------------   -------------   ---------------
    Total distributions
       paid to shareholders                 (0.10)           (3.55)          (0.60)         (0.29)          (1.35)            (0.11)
                                  ---------------   --------------   -------------   ------------   -------------   ---------------

Net asset value, end of period             $18.43           $19.62          $30.22         $18.70          $16.26            $14.48
                                  ===============   ==============   =============   ============   =============   ===============

Total Return                                -5.5%(3)         -24.5%           66.0%          17.6%           24.4%             20.9%
Ratios/supplemental data:
    Net assets, end of
       period (millions)                 $1,640.5          $1,486.6        $1,136.2         $179.6           $82.6            $449.2
    Ratio of expenses to
       average net assets                   1.01%(4)          1.03%           1.08%          1.17%           1.25%             1.61%
    Ratio of net investment
       income (loss) to average
       net assets                           0.06%(4)          0.70%           0.09%          0.68%           0.68%             1.07%
    Portfolio turnover rate                24.62%(3)         72.01%          99.02%         79.41%         109.42%           103.66%


(1)Unaudited.
(2)Computed based on average shares outstanding.
(3)Not annualized.
(4)Annualized.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Notes to Financial Statements - December 31, 2001 (Unaudited)

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is comprised of six open-end, diversified mutual funds: Artisan International Fund ("the Fund"), Artisan International Small Cap Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund. The Fund commenced operations on December 28, 1995.

     The Fund offers two classes of capital stock, Investor Shares and Institutional Shares. The Fund began offering Institutional Shares on July 1, 1997. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     Each class of the Fund has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

          At December 31, 2001 the Fund owned one security which has been valued at a fair value as determined using procedures established by the Fund's Board of Directors with a value $3,450,000, representing 0.06% of total net assets.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

                                                                          14
                                                                      ----------
                                                                       FOURTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

               Average Daily Net Assets                      Annual Rate
               ----------------------------                  -----------
               Less than $500 million                           1.000%
               $500 million to $750 million                     0.975%
               $750 million to $1 billion                       0.950%
               Greater than $1 billion                          0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser received in 2001, an annual retainer fee of $40,000, plus a fee for each board or committee meeting attended, other than regular quarterly board meetings or committee meetings held on the same day as a board meeting, of $1,000 for an in-person meeting and $500 for a telephonic meeting. In addition, each non-interested director receives reimbursement of expenses related to his duties as a director of Artisan Funds. These fees are generally allocated to each Fund in proportion to their net assets.

                                                                        15
                                                                    ----------
                                                                      FIFTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(4)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 2001.

(5)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 2001 were $1,881,539,300 and $1,246,020,151, respectively.

(6)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:
     Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 2001, based on investment cost of $6,040,544,974 for federal income tax purposes, is as follows:

     Aggregate gross unrealized appreciation on investments     $290,000,126
     Aggregate gross unrealized depreciation on investments     (605,111,623)
                                                               --------------
     Net unrealized depreciation on investments                $(315,111,497)

  The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from security and foreign currency related transactions of $508,750,528 from November 1, 2000 to June 30, 2001 are recognized for federal income tax purposes in fiscal 2002.

  The Fund generated $111,251,644 in capital loss carryforwards during the fiscal year ended June 30, 2001. These capital loss carryforwards are available to offset future realized capital gains through June 30, 2009. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                                          16
                                                                      ----------
                                                                       SIXTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(7)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Fund were as follows:

                                                INVESTOR          INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 2001               SHARES              SHARES
========================================    ================    ================
Proceeds from shares issued ..............   $ 2,164,984,826    $   332,555,129
Net asset value of shares issued in
  reinvestment of distributions ..........        12,195,144          7,337,783
Cost of shares redeemed ..................    (1,789,728,852)      (100,080,354)
                                             ---------------    ---------------
Net increase (decrease) from fund
     share activities ....................   $   387,451,118    $   239,812,558
                                             ===============    ===============


Shares sold ..............................       120,896,325         18,452,597
Shares issued in reinvestment
     of distributions ....................           684,736            410,620
Shares redeemed ..........................       (99,623,371)        (5,622,715)
                                             ---------------    ---------------
Net increase (decrease) in capital shares         21,957,690         13,240,502
                                            ================   ================



                                                INVESTOR          INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2001                  SHARES              SHARES
==========================================  ================    ================
Proceeds from shares issued ..............   $ 4,473,567,464    $   795,518,272
Net asset value of shares issued in
  reinvestment of distributions ..........       454,153,202        156,791,262
Cost of shares redeemed ..................    (3,232,410,045)       (96,309,995)
                                             ---------------    ---------------
Net increase (decrease) from fund
     share activities ....................   $ 1,695,310,621    $   855,999,539
                                             ===============    ===============


Shares sold ..............................       197,800,020         34,944,346
Shares issued in reinvestment
    of distributions .....................        20,928,718          7,202,171
Shares redeemed ..........................      (142,470,095)        (3,947,922)
                                             ---------------    ---------------
Net increase (decrease) in capital shares         76,258,643         38,198,595
                                            ================   ================

                                                                        17
                                                                    ----------
                                                                     SEVENTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letter to shareholders included in this Semi-Annual Report include statistical information about the portfolio of Artisan International Fund. That information is as of December 31, 2001; it varies with changes in the Fund's portfolio investments.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the entire portfolio, including negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
The Fund's performance is compared in this report to changes in a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. Each index is unmanaged and does not include the payment of sales commissions or other expenses that would be incurred in the purchase of the securities included in the index. All the index returns include reinvested dividends.
The indices to which the Fund is compared are:

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (EAFE) includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995.

The LIPPER INTERNATIONAL FUNDS INDEX reflects the net asset weighted returns of the 30 largest mutual funds grouped by Lipper in the international category. The Fund is included in the Lipper International Funds Index.

                                   TRADEMARKS
Trademarks and copyrights relating to the indexes mentioned in this report are owned by: MSCI EAFE: Morgan Stanley Dean Witter & Co.; and Lipper index:
Reuters Funds Information Limited (a United Kingdom corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.
-------------------------------------------------------------------------------

                                                                           18
                                                                        --------
                                                                        EIGHTEEN

PRIVACY STATEMENT
ARTISAN FUNDS, INC.  -  ARTISAN DISTRIBUTORS LLC
-  ARTISAN PARTNERS LIMITED PARTNERSHIP
Maintaining the confidentiality of your personal financial information is very important to you and to us at Artisan.

INFORMATION WE COLLECT. To provide you with individualized service, we collect several types of nonpublic personal information about you, including:

     o information from your purchase application or subscription, and other forms you fill out and send to us in connection with your accounts (such as your name, address and social security number);

     o information about the transactions in your accounts (such as purchases, sales, account balances and average cost);

     o information about any bank account you use for transfers between your bank account and your Artisan accounts; and

     o information we receive about you or your accounts as a result of your account inquiries by mail, email or telephone.

INFORMATION WE SHARE. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted by law. So that we can complete transactions you authorize or request, and so that we can provide you information about Artisan products and services, we may disclose the information we collect about you to companies that provide services to us, such as transfer agents, or printers and mailers that prepare and distribute materials to you. Those companies use that information only to perform the services for which we hired them, and are not permitted to use or disclose that information for any other purpose. All of the information we collect may be shared among the Artisan companies, all of which are engaged in the financial services business. Finally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or otherwise as permitted or required by law.

INFORMATION SECURITY. Within Artisan, access to information about you is restricted to those employees who need to know the information to service your account. Artisan employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it. Artisan uses physical, electronic and procedural safeguards to keep your information secure.

CHANGES TO OUR PRIVACY POLICY. We reserve the right to change our privacy policy in the future, but we will not disclose your nonpublic personal information except to our affiliates and as otherwise required or permitted by law without giving you an opportunity to instruct us not to.

QUESTIONS? For questions about our privacy policy, or for additional copies of this notice, please call us at 800.399.1770.

                                                                          19
                                                                      ---------
                                                                       NINETEEN

2/20/02-A2025-Inst

                              --------------------
                                     (LOGO)
                                    ARTISAN
                              --------------------
                                  SEMI-ANNUAL
                                     REPORT

                               DECEMBER 31, 2001
                              --------------------
                                    ARTISAN
                                  MID CAP FUND
                              Institutional Shares
                              --------------------

---------------------------------------------------------------TABLE OF CONTENTS

TABLE OF CONTENTS

 2   LETTER TO SHAREHOLDERS                13  FINANCIAL HIGHLIGHTS
 6   SCHEDULE OF INVESTMENTS               14  NOTES TO FINANCIAL STATEMENTS
10   STATEMENT OF ASSETS & LIABILITIES     18  NOTES ON PORTFOLIO STATISTICS
11   STATEMENT OF OPERATIONS               19  PRIVACY STATEMENT
12   STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
The ARTISAN PRIVACY STATEMENT describes how we protect your privacy when we receive information about you, and the measures we take to safeguard that information. The full Privacy Statement may be viewed on page 19.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Mid Cap Fund, Institutional Shares. A report on the Fund's Investor Shares is available under separate cover. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of December 31, 2001. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
MID CAP FUND
INSTITUTIONAL SHARES


-------------------------------------------------------------INVESTMENT APPROACH

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies - which the Fund broadly defines as market capitalizations between $600 million and $6 billion - that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary technology, an established brand name or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are reasonably priced by the market.

---------------------------------------------------------------------PERFORMANCE

For the six months ended December 31, 2001, Artisan Mid Cap Fund declined 2.27%. However, on a relative basis, the Fund outperformed both its benchmark, the Russell Midcap/R Index, and its peer group, as measured by the Lipper Mid-Cap Core Funds Index, which were off 3.74% and 4.59%, respectively.

Artisan Mid Cap Fund also outperformed its benchmark and peer group for the year ended December 31, 2001. The Fund declined 2.74%, while the Russell Midcap/R Index was down 5.62% and the Lipper Mid-Cap Core Funds Index was down 4.90%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 12/31/01)

                              [CHART APPEARS HERE]

                   ARTISAN MID CAP FUND ($33,394)
                   Russell Midcap/R Index ($15,183)
                   Lipper Mid-Cap Core Funds Index ($15,627)

                 ARTISAN       Russell Midcap/R   Lipper Mid-Cap
               MID CAP FUND          Index       Core Funds Index
               ------------    ----------------  ----------------
6/27/97           10,000            10,000            10,000
                  12,550            11,293            11,540
12/97             12,814            11,418            11,193
                  14,714            12,652            12,514
                  14,607            12,461            12,144
                  13,068            10,614             9,914
12/98             17,090            12,570            12,063
                  17,162            12,512            11,485
                  19,840            13,870            12,958
                  19,601            12,678            12,123
12/99             26,984            14,862            15,465
                  34,037            16,361            17,707
                  34,299            15,623            17,113
                  38,105            16,687            17,760
12/00             34,311            16,088            16,432
                  30,390            14,400            14,550
                  34,092            15,773            16,379
                  26,430            12,956            13,240
12/01             33,394            15,183            15,627


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/01)
--------------------------------------------------------------------------------
                                                                       SINCE
FUND / INDEX                                   1-YEAR     3-YEAR     INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Fund - Institutional Shares    -2.74%     25.02%       30.63%
--------------------------------------------------------------------------------
Russell Midcap/R Index                         -5.62       6.50         9.70
--------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index                -4.90       9.01        10.40
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. PERFORMANCE DATA SHOWN RELATES TO INSTITUTIONAL SHARES FROM 7/1/00 FORWARD AND FOR INVESTOR SHARES PRIOR TO 7/1/00. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL
800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 18 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

                                  800.399.1770

                                                                          02
                                                                      ----------
                                                                          TWO

------------------------------------------------------------------6 MONTH REVIEW

--------------------------------------------------------------------------------
ARTISAN MID CAP FUND TO CLOSE TO MOST NEW INVESTORS
Artisan Mid Cap Fund expects to close to most new investors when the Fund's total net assets reach approximately $2.2 billion. As of January 31, 2002, the Fund had total assets of $2.06 billion. Existing shareholders will be able to continue to invest after the Fund is closed. The Fund will accept new accounts only from investors who satisfy new account eligibility requirements. Eligibility is discussed in the January 4, 2002 supplement to the November 1, 2001 prospectus. Call us at 800.399.1770 if you have questions about your ability to invest.
--------------------------------------------------------------------------------

Early in the third quarter, we continued to structure the portfolio in anticipation of an eventual economic upturn. We accumulated a large garden of what we viewed as high quality companies, expecting that their earnings would respond nicely to a recovery. Prior to September 11, conversations with management of several Fund holdings provided us with information that led us to believe we were on the right course.

Following the attacks, we attempted to reduce or eliminate a number of the positions about which we had the greatest concern. In some cases, we were able to sell securities we wanted to move. But, for the most part, stocks traded down abruptly to prices at which we thought the potential long-term reward outweighed the possible remaining near-term risk. So, we added to some of our positions when we found them selling at substantially below our private market value assessment of their worth.

During the fourth quarter, equity prices generally staged a significant recovery as the market rallied in response to several factors, including interest rate cuts by the Federal Reserve, aggressive fiscal stimulus proposals in Washington and headway in the war on terrorism. More important, in our view, were signals from economic indicators that the worst of the economic slowdown may be behind us.

Despite the market volatility, a number of holdings performed nicely. Immunex Corporation, a biotech research and development company, agreed to be acquired by Amgen Incorporated. After September 11, investors saw the opportunity in the videoconferencing business of Polycom, Inc. Retek, Inc., a provider of supply-chain management software, came through with solid earnings gains. The BISYS Group, Inc. benefited from strong performance in several business units. And, financial software company Intuit, Inc. saw its earnings improve.

GOOD IDEAS THAT WORKED           %        GOOD IDEAS AT THE TIME            %
                                ---                                        ---
Immunex Corporation........... 57.8%      Gateway, Inc. ............... -58.6%
Polycom, Inc................... 43.1      i2 Technologies, Inc. ........ -53.6
Retek, Inc..................... 36.3      ACE Limited .................. -30.2
The BISYS Group, Inc........... 23.3      Watson Pharmaceuticals, Inc.   -28.5
Intuit, Inc..................... 7.9      Peregrine Systems, Inc.  ..... -25.6

For the six months ended December 31, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.


                                    (PHOTO)
                               ANDREW C. STEPHENS
                             Lead Portfolio Manager

                                    (PHOTO)
                                 JAMES D. HAMEL
                          Associate Portfolio Manager

"In some cases, we were able to sell securities we wanted to move. But, for the most part, stocks traded down abruptly to prices at which we thought the potential long-term reward outweighed the possible remaining near-term risk."

                                  800.399.1770

                                                                          03
                                                                      ----------
                                                                        THREE

------------------------------------------------------------PORTFOLIO STRATEGIES

Regrettably, we also experienced underperformance in some holdings. Gateway, Inc. was hurt by intense competition from Dell Computer Corporation, as well as by the economy's slowdown after September 11. Declining sales hurt i2 Technologies, Inc., a leading provider of business-intelligence software. ACE Limited, a Bermuda-based insurer and reinsurer, suffered sizeable losses related to the terrorist attacks. Poor sales and restructuring expenses hurt Watson Pharmaceuticals, Inc. And Peregrine Systems, Inc., which markets asset-management software, missed its earnings forecast.

Entering the third quarter, we focused on cyclical companies as part of a strategy to position the portfolio to be early in an economic expansion. Another aspect of the strategy was to purchase both commercial property and casualty insurance holdings for the portfolio, believing that the industry might be entering an attractive pricing cycle. In the aftermath of the terrorist attacks, a number of the technology and cyclical holdings were driven lower. In particular, our insurance holdings generally were discounted significantly as investors appeared to abandon hope of a near-term economic recovery.

Although many of these holdings were hit hard in the September downturn, they recovered and led the portfolio during the fourth quarter as investors, believing that positive profit cycles may be right around the corner, regained their confidence.

Despite the rally, we were reluctant throughout the fourth quarter to move more assets from the garden to the crop. Our garden is where securities enter our process. Over the past 12-18 months it has grown larger as a slowing economy hindered companies from entering an attractive profit cycle. However, it's in the second area, the crop, where we believe the portfolio gets its "punching power." Here we concentrate our capital in larger positions. But, we make these crop commitments only when we believe conditions warrant them, when we have franchise companies that are selling at attractive valuations and experiencing a positive profit cycle. In our view, the economy wasn't providing us with attractive valuations or positive profit cycles during the fourth quarter.

By year-end, the overall structure of the portfolio had changed very little. We think the garden matured during the period, but it remained quite large relative to other periods, consisting of primarily technology and economically sensitive cyclical companies. On December 31, 2001, the Fund remained broadly diversified by economic sector. Technology remained our largest sector, as it was on June
30. Consumer Discretionary and Autos & Transportation assumed greater prominence because we believe companies such as fine jewelry retailer Zale, high fidelity audio product manufacturer Harman International Industries, and trucking firm CNF stand to benefit as the economy picks up.

SECTOR DIVERSIFICATION

SECTOR             6/30/01 12/31/01 SECTOR                      6/30/01 12/31/01
--------------------------------------------------------------------------------
Auto & Transportation  1.4%   3.4%   Other                         4.8%   5.1%
--------------------------------------------------------------------------------
Consumer Discretionary 7.3   14.7   Other Energy                   5.7    4.0
--------------------------------------------------------------------------------
Consumer Staples       1.3    0.0   Producer Durables              9.5    9.1
--------------------------------------------------------------------------------
Financial Services    15.1   16.2   Technology                    22.5   21.3
--------------------------------------------------------------------------------
Healthcare            10.5    9.5   Utilities                      8.7    5.6
--------------------------------------------------------------------------------
Integrated Oils        0.0    0.0   Other assets less liabilities  5.4    3.4
--------------------------------------------------------------------------------
Materials & Processing 7.8    7.7   TOTAL                       100.0% 100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2001 and December 31, 2001, respectively.

"Entering the third quarter, we focused on cyclical companies as part of a strategy to position the portfolio to be early in an economic expansion."

                                                                           04
                                                                      ----------
                                                                          FOUR

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On December 31, 2001, the portfolio held 71 stocks, and our Top 10 Holdings represented 23.8% of assets. Our median market cap was $3.5 billion, down from $4.3 billion on June 30 and $4.6 billion on December 31, 2000. Based on our 2002 estimates, our stocks were selling at 24.2X weighted average earnings, and their weighted average earnings growth rate was 19.6%. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 18.

TOP 10 HOLDINGS

--------------------------------------------------------------------------------
COMPANY NAME                                                                %
--------------------------------------------------------------------------------
Citizens Communications Company                                          3.2%
--------------------------------------------------------------------------------
Pactiv Corporation                                                        3.0
--------------------------------------------------------------------------------
Millipore Corporation                                                     2.4
--------------------------------------------------------------------------------
CNF, Inc.                                                                 2.4
--------------------------------------------------------------------------------
National Semiconductor Corporation                                        2.2
--------------------------------------------------------------------------------
Sanmina-SCI Corporation                                                   2.2
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.                                                2.2
--------------------------------------------------------------------------------
The BISYS Group, Inc.                                                     2.1
--------------------------------------------------------------------------------
SPX Corporation                                                           2.1
--------------------------------------------------------------------------------
XL Capital Limited                                                        2.0
--------------------------------------------------------------------------------
TOTAL                                                                   23.8%

As a percentage of total net assets as of December 31, 2001. Portfolio holdings are subject to change.

Based on December's economic indicators, a consensus seems to have emerged that we have seen the bottom of this recession. We tend to agree. We also agree that, because of the fourth quarter rally, a recovery is already largely priced into stocks. But unlike the consensus that we see gathering force among many investors, we believe the next economic upswing may be muted and might not match the "affluence" peak we experienced in the late 1990s.

We believe the portfolio is positioned to participate nicely as the economy recovers, populated with holdings we are eager to move from the garden to the crop. However, we will do so only when we believe the trade-off between risk and return appears more attractive. In our view that will require either a market correction or an upswing in corporate earnings. In the meantime, we continue to believe in the inevitability of growth and its power to benefit patient, long-term investors.

Please note that Artisan Mid Cap Fund will close to most new investors when net assets under management reach approximately $2.2 billion. We decided to close the Fund to limit the growth of its assets and preserve our ability to manage the Fund effectively for existing shareholders, who will be able to continue to invest after the Fund is closed. Also note that in October Jim Hamel was named Associate Portfolio Manager of the Fund in recognition of his contributions to the Fund.

/s/ Andrew C. Stephens                  /s/ James D. Hamel

"We believe the portfolio is positioned to participate nicely as the economy recovers, populated with holdings we are eager to move from the garden to the crop. However, we will do so only when we believe the trade-off between risk and return appears more attractive."

                                  800.399.1770
                                                                          05
                                                                      ----------
                                                                         FIVE

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - December 31, 2001 (Unaudited)

                                                       SHARES
                                                        HELD            VALUE
                                                     ===========     ==========
COMMON STOCKS - 96.6%

AUTO & TRANSPORTATION - 3.4%
 AIR TRANSPORT - 1.0%
   Expeditors International of Washington, Inc. -
     global logistics services                          367,100    $20,906,345

 TRUCKERS - 2.4%
   CNF, Inc. - global supply chain
     service management                               1,433,000     48,077,150

CONSUMER DISCRETIONARY - 14.7%
 ADVERTISING AGENCIES - 1.6%
 (1) Lamar Advertising Company - outdoor advertising
     structures                                         768,500     32,538,290

 CABLE TELEVISION SERVICES - 1.6%
 (1) Charter Communications, Inc. - cable
     systems operator                                 1,927,200     31,663,896

 CONSUMER ELECTRONICS - 1.6%
   Harman International Industries, Inc. -
     high fidelity audio product manufacturer           715,600     32,273,560

 EDUCATION SERVICES - 0.9%
 (1) SmartForce PLC - e-learning solutions              751,200     18,592,200

RADIO & TV BROADCASTING - 1.3%
 (1) Entercom Communications Corporation -
     radio broadcasting company                         517,400     25,870,000

 RETAIL - 3.8%
 (1) Abercrombie & Fitch Co. - clothing retailer        505,000     13,397,650
 (1) Barnes & Noble, Inc. - bookseller                1,011,300     29,934,480
 (1) Zale Corporation - fine jewelry retailer           782,200     32,758,536
                                                                  ------------
                                                                    76,090,666

 SERVICES: COMMERCIAL - 3.9%
 (1) Convergys Corporation - integrated billing
     and customer care services                         664,400     24,908,356
 (1) Getty Images, Inc. - e-commerce visual
     content provider                                   346,600      7,964,868
 (1) Robert Half International, Inc. - temporary and
     permanent personnel in accounting and finance      934,300     24,945,810
 (1) TMP Worldwide, Inc. - recruitment
     advertising agency                                 470,900     20,201,610
                                                                  ------------
                                                                    78,020,644

FINANCIAL SERVICES - 16.2%
 BANKS: OUTSIDE NEW YORK CITY - 1.5%
   Comerica, Inc. - regional bank                       517,700     29,664,210

 DIVERSIFIED FINANCIAL SERVICES - 2.1%
 (1) The BISYS Group, Inc. - technology outsourcing
     provider for the financial service industry        648,000     41,465,520

                                                                         06
                                                                     ----------
                                                                         SIX

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                        SHARES
                                                         HELD           VALUE
                                                     ===========     ==========
FINANCIAL SERVICES (CONTINUED)
 FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 2.8%
   NDCHealth Corporation - pharmacy payment systems     387,300    $13,381,215
   SunGard Data Systems, Inc. - recordkeeping
     software and systems for investment management   1,484,100     42,935,013
                                                                  ------------
                                                                    56,316,228
 INSURANCE: MULTI-LINE - 1.7%
   Lincoln National Corporation - insurance and
     investment management                              634,400     30,812,808
   UnumProvident Corporation - insurance products       145,300      3,851,903
                                                                  ------------
                                                                    34,664,711
 INSURANCE: PROPERTY-CASUALTY - 4.0%
   Everest Re Group, Ltd. - insurance and
     reinsurance products                               567,800     40,143,460
   XL Capital Limited - insurance and
     reinsurance products                               442,800     40,454,208
                                                                  ------------
                                                                    80,597,668
 INVESTMENT MANAGEMENT COMPANIES - 0.8%
   SEI Investments Company - investment management
     company & technology outsourcing provider          366,200     16,519,282

 REAL ESTATE INVESTMENT TRUSTS - 0.0%(2)
   HealthCare Financial Partners REIT, Inc.,
     144A(3) - healthcare-related real estate
     investments                                          9,160        118,805

 SECURITIES BROKERAGE & SERVICES - 3.3%
   A.G. Edwards, Inc. - brokerage and financial
     services provider                                  764,700     33,776,799
 (1) LaBranche & Co., Inc. - NYSE specialist firm       956,600     32,964,436
                                                                  ------------
                                                                    66,741,235
HEALTHCARE - 9.5%
 BIOTECHNOLOGY RESEARCH & PRODUCTION - 3.1%
 (1) Celgene Corp. - biopharmaceutical company          314,300     10,032,456
   IDEC Pharmaceuticals Corporation -
     biopharmaceutical company of
     targeted therapeutics                              269,700     18,590,421
 (1) Immunex Corporation - biopharmaceutical
     company therapeutics                             1,212,300     33,592,833
                                                                  ------------
                                                                    62,215,710
 DRUGS & PHARMACEUTICALS - 2.0%
   Amerisource Bergen Corporation -
     pharmaceutical distribution and repackaging        317,100     20,151,705
 (1) MedImmune, Inc. - biotechnology company            437,700     20,287,395
                                                                  ------------
                                                                    40,439,100
 HEALTH CARE MANAGEMENT SERVICES - 3.3%
 (1) Anthem, Inc. - health benefits company             404,400     20,017,800
 (1) Community Health Systems, Inc. - general
     hospital healthcare services                       776,800     19,808,400
   Universal Health Services, Inc. - Class B -
     hospital and healthcare centers                    631,300     27,007,014
                                                                  ------------
                                                                    66,833,214
 MEDICAL SERVICES - 1.1%
 (1) Covance, Inc. - contract research organization     950,700     21,580,890

MATERIALS & PROCESSING - 7.7%
 CHEMICALS - 1.0%
   Rohm and Haas Company - chemicals and materials
     for industrial applications                        577,900     20,012,677

 CONTAINERS & PACKAGING: PAPER & PLASTIC - 4.5%
 (1) Pactiv Corporation - specialty packaging and
     consumer products                                3,332,900     59,158,975
 (1) Sealed-Air Corporation - specialty packaging       747,041     30,494,214
                                                                  ------------
                                                                    89,653,189

                                                                          07
                                                                      ----------
                                                                        SEVEN

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                        SHARES
                                                         HELD           VALUE
                                                     ===========     ==========
MATERIALS & PROCESSING (CONTINUED)
 DIVERSIFIED MATERIALS & PROCESSING - 1.1%
 (1) American Standard Companies, Inc. -
     diversified brand-name products                    307,800    $21,001,194

 METALS & MINERALS MISCELLANEOUS - 1.1%
   Minerals Technologies, Inc. - synthetic
     and specialty mineral products                     456,300     21,281,832

OTHER - 5.1%
 MULTI-SECTOR COMPANIES - 5.1%
   Brunswick Corporation - recreation brand
     marketer and manufacturer                        1,407,800     30,633,728
 (1) SPX Corporation - diversified industrial and
     electrical products and services                   299,800     41,042,620
   Thermo Electron Corporation - precision
     measurement instruments                          1,300,500     31,029,930
                                                                  ------------
                                                                   102,706,278
OTHER ENERGY - 4.0%
 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 2.5%
 (1) Nabors Industries, Inc. - contract land
     drilling services                                  713,400     24,491,022
 (1) Weatherford International, Inc. - diversified
     energy services                                    675,500     25,169,130
                                                                  ------------
                                                                    49,660,152
 OIL: CRUDE PRODUCERS - 1.5%
   Devon Energy Corporation - natural gas and
     exploration company                                788,400     30,471,660

PRODUCER DURABLES - 9.1%
 DIVERSIFIED PRODUCTION - 1.2%
   Danaher Corporation - process environmental
     control products                                   385,600     23,255,536

 ELECTRONICS: INSTRUMENTS GAUGES & METERS - 1.8%
 (1) Mettler-Toledo International, Inc. - precision
     weighing instruments                               675,200     35,009,120

 IDENTIFICATION CONTROL & FILTER DEVICES - 1.6%
   Parker-Hannifin Corporation - motion
     control products                                   712,800     32,724,648

 PRODUCTION TECHNOLOGY EQUIPMENT - 3.6%
   Millipore Corporation - scientific instruments       795,400     48,280,780
 (1) Novellus Systems, Inc. - semiconductor
     capital equipment                                  615,600     24,285,420
                                                                  ------------
                                                                    72,566,200
 TELECOMMUNICATIONS EQUIPMENT - 0.9%
 (1) Polycom, Inc. - audio and
     videoconferencing equipment                        537,700     18,496,880

TECHNOLOGY - 21.3%
 COMMUNICATIONS TECHNOLOGY - 3.1%
 (1) Comverse Technology, Inc. - computer
     and telecommunications
     systems and software                             1,407,000     31,474,590
   Symbol Technologies, Inc. - scanner integrated
     mobile and wireless information systems          1,900,200     30,175,176
                                                                  ------------
                                                                    61,649,766
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 7.0%
   Ceridian Corporation - payroll provider            1,252,900     23,491,875
   Interwoven, Inc. - software products and services  1,050,600     10,232,844
 (1) Intuit, Inc. - accounting and personal
     finance software                                   938,200     40,117,432
 (1) Lawson Software, Inc. - enterprise
     software solutions                                 808,100     12,727,575
 (1) Peregrine Systems, Inc. - resource
     management applications                          2,215,900     32,861,797
 (1) Retek, Inc. - web-based software for the
     retail industry                                    719,700     21,497,439
                                                                  ------------
                                                                   140,928,962

                                                                           08
                                                                        --------
                                                                          EIGHT

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD            VALUE
                                                      ===========     ==========
TECHNOLOGY (CONTINUED)
 COMPUTER TECHNOLOGY - 2.1%
 (1) Ingram Micro, Inc. - information technology
     products and services                              772,600    $13,381,432
 (1) Synopsys, Inc. - electronic design
     automation software                                469,300     27,721,551
                                                                  ------------
                                                                    41,102,983
 ELECTRONICS - 2.2%
   Sanmina-SCI Corporation - integrated electronic
     manufacturing services                           2,216,256     44,103,494

 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 5.4%
 (1) Alpha Industries, Inc. - circuit and
     semiconductor communications                       542,700     11,830,860
 (1) Integrated Device Technology, Inc. -
     semiconductor designer/manufacturer              1,081,600     28,759,744
 (1) Jabil Circuit, Inc. - electronic
     manufacturing services                           1,035,300     23,522,016
 (1) National Semiconductor Corporation -
     semiconductor designer/manufacturer              1,433,800     44,146,702
                                                                  ------------
                                                                   108,259,322
 SCIENTIFIC EQUIPMENT & SUPPLIES - 1.5%
 (1) Apogent Technologies, Inc. - manufacturers
     of laboratory and life science products          1,173,300     30,271,140

UTILITIES - 5.6%
 UTILITIES: GAS DISTRIBUTORS - 1.3%
   Kinder Morgan, Inc. - energy services                462,700     25,767,763

 UTILITIES: TELECOMMUNICATIONS - 4.3%
 (1) Citizens Communications Company - rural
     telecommunication services                       6,081,600     64,829,856
 (1) Western Wireless Corporation -
     rural wireless telecommunication services          728,500     20,580,125
                                                                  ------------
                                                                    85,409,981

                                                                  ------------
TOTAL COMMON STOCKS (Cost $1,741,476,099)                        1,935,522,101


                                                       PAR
                                                     AMOUNT
                                                    =======

SHORT-TERM INVESTMENTS - 5.1%
 Repurchase agreement with State Street
   Bank and Trust Company, 0.85%,
   dated 12/31/01, due 1/2/02, maturity value
   $101,826,808, collateralized by
   $103,872,615 market value U.S. Treasury Bond,
   9.875%, due 11/15/2015 (Cost $101,822,000)      $101,822,000    101,822,000
                                                                --------------

TOTAL INVESTMENTS - 101.7% (Cost $1,843,298,099)                 2,037,344,101

OTHER ASSETS LESS LIABILITIES - (1.7%)                            (34,767,214)
                                                                --------------

TOTAL NET ASSETS - 100.0%(4)                                    $2,002,576,887
                                                                ==============

(1)Non-income producing security.
(2)Represents less than 0.1% of total net assets.
(3)Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4)Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                          09
                                                                      ---------
                                                                         NINE

ARTISAN MID CAP FUND
Statement of Assets & Liabilities - December 31, 2001 (Unaudited)

ASSETS:
Investments in securities, at value (cost $1,843,298,099) ..    $ 2,037,344,101
Cash .......................................................                229
Receivable from investments sold ...........................         24,898,531
Receivable from fund shares sold ...........................         27,855,960
Interest receivable ........................................              2,404
Dividends receivable .......................................            404,992
Organizational costs .......................................              2,835
                                                                ---------------
TOTAL ASSETS ...............................................      2,090,509,052

LIABILITIES:
Payable for investments purchased ..........................         78,654,936
Payable for fund shares redeemed ...........................          8,572,143
Payable for organizational costs ...........................              2,835
Payable for operating expenses .............................            702,251
                                                                ---------------
TOTAL LIABILITIES ..........................................         87,932,165
                                                                ---------------
TOTAL NET ASSETS ...........................................    $ 2,002,576,887
                                                                ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding .........................    $ 2,020,741,124
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions .....................................        194,046,002
Accumulated undistributed
  net investment income (loss) .............................         (5,870,749)
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions ............................       (206,339,490)
                                                                ---------------
                                                                $ 2,002,576,887
                                                                ===============

INVESTOR SHARES:
Net assets .................................................    $ 1,681,297,336
Shares outstanding .........................................         65,193,363
Net asset value, offering price and redemption price per share           $25.79

INSTITUTIONAL SHARES:
Net assets .................................................       $321,279,551
Shares outstanding .........................................         12,411,276
Net asset value, offering price and redemption price per share           $25.89

    The accompanying notes are an integral part of the financial statements.

                                                                          10
                                                                      ----------
                                                                          TEN

ARTISAN MID CAP FUND
Statement of Operations - For the Six Months Ended December 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest .................................................         $    918,107
Dividends ................................................            2,629,906
                                                                   ------------
TOTAL INVESTMENT INCOME ..................................            3,548,013

EXPENSES:
Advisory fees ............................................            7,377,363
Transfer agent fees
  Investor Shares ........................................            1,377,821
  Institutional Shares ...................................               12,991
Shareholder communications
  Investor Shares ........................................              281,003
  Institutional Shares ...................................                4,855
Custodian fees ...........................................              126,625
Accounting fees ..........................................               35,368
Professional fees ........................................               27,419
Registration fees
  Investor Shares ........................................               86,222
  Institutional Shares ...................................               23,941
Directors' fees ..........................................               20,169
Organizational costs .....................................                2,836
Other operating expenses .................................               42,149
                                                                   ------------
TOTAL OPERATING EXPENSES .................................            9,418,762
                                                                   ------------
NET INVESTMENT INCOME (LOSS) .............................           (5,870,749)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments ............................................          (91,308,245)
  Foreign currency related transactions ..................                 --
                                                                   ------------
                                                                    (91,308,245)
Net increase (decrease) in unrealized
 appreciation/depreciation on:
  Investments ............................................           88,657,665
  Foreign currency related transactions ..................                 --
                                                                   ------------
                                                                     88,657,665
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS ...........................           (2,650,580)
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ...............................         $ (8,521,329)
                                                               ================

    The accompanying notes are an integral part of the financial statements.

                                                                          11
                                                                      ----------
                                                                        ELEVEN

ARTISAN MID CAP FUND
Statements of Changes in Net Assets

                                                   SIX MONTHS        YEAR
                                                     ENDED           ENDED
                                                   12/31/01(1)      6/30/01
                                             =================  ================
OPERATIONS:
Net investment income (loss) .............   $    (5,870,749)   $    (3,981,819)
Net realized gain (loss) on:
  Investments ............................       (91,308,245)      (104,548,994)
  Foreign currency related transactions ..              --                 --
Net increase (decrease) in unrealized
 appreciation/depreciation on:
  Investments ............................        88,657,665         61,360,940
  Foreign currency related transactions ..              --                 --
                                             ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ...............        (8,521,329)       (47,169,873)

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
  Investor Shares ........................              --                 --
  Institutional Shares ...................              --                 --
Net realized gains on investment
 transactions:
  Investor Shares ........................              --          (19,248,166)
  Institutional Shares ...................              --           (3,749,681)
                                             ---------------    ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS .              --          (22,997,847)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM FUND SHARE ACTIVITIES ....       465,288,636      1,390,998,425
                                             ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..       456,767,307      1,320,830,705
Net assets, beginning of period ..........     1,545,809,580        224,978,875
                                             ---------------    ---------------
NET ASSETS, END OF PERIOD ................   $ 2,002,576,887    $ 1,545,809,580
                                             ===============    ===============

(1) Unaudited.

    The accompanying notes are an integral part of the financial statements.

                                                                           12
                                                                      ----------
                                                                        TWELVE

ARTISAN MIDCAP FUND
Financial Highlights



                                      Period Ended    Year Ended      Year Ended     Year Ended      Year Ended        Year Ended
                                       12/31/01        06/30/01        06/30/00       06/30/99        06/30/98          06/30/97
For a share outstanding             Institutional   Institutional      Investor       Investor        Investor          Investor
throughout each period                 Shares(1)        Shares          Shares         Shares          Shares           Shares(6)
------------------------------   -----------------  --------------- --------------  -------------- --------------   -------------

Net asset value,
   beginning of period                   $26.48            $27.57          $16.67          $13.69          $10.00          $10.00

Income (loss) from investment operations:
   Net investment income (loss)          (0.06)(2)         (0.08)(2)       (0.18)(2)       (0.16)(2)        (0.08)              -
   Net realized and unrealized
      gains (losses) on investments      (0.53)             0.02           11.91            4.41             4.56               -
                                 -------------   ---------------   -------------   -------------  ---------------   -------------
Total income (loss) from
   investment operations                 (0.59)            (0.06)          11.73            4.25             4.48               -
                                 -------------   ---------------   -------------   -------------  ---------------   -------------

Distributions paid to shareholders:
   Net investment income                     -                 -               -               -                -               -
   Net realized gains on
      investment transactions                -             (1.03)          (0.83)          (1.27)           (0.79)              -
                                 -------------   ---------------   -------------   -------------  ---------------   -------------
   Total distributions
      paid to shareholders                   -             (1.03)          (0.83)          (1.27)           (0.79)              -
                                 -------------   ---------------   -------------   -------------  ---------------   -------------

Net asset value, end of period          $25.89            $26.48          $27.57          $16.67           $13.69          $10.00
                                 =============   ===============   =============   =============  ===============   =============

Total return                            (2.3%)(3)          (0.4)%         72.9%           35.8%            46.1%            0.0%(3)
Ratios/supplemental data:
   Net assets, end of
      period (millions)                $321.3             $212.2          $225.0           $43.3            $12.8            $1.8
   Ratio of expenses to
      average net assets                1.02% (4)          1.08%           1.40%           2.00% (5)        2.00% (5)       0.00%(4)
   Ratio of net investment
      income (loss) to average
      net assets                       (0.56%)(4)         (0.29%)         (0.79%)         (1.13%)(5)       (0.77%)(5)       0.00%(4)
   Portfolio turnover rate             64.75% (3)        153.95%         245.69%         202.84%          235.65%           0.00%(3)


(1)Unaudited.
(2)Computed based on average shares outstanding.
(3)Not annualized.
(4)Annualized.
(5)The ratios of expenses to average net assets and net investment loss to average net assets exclude certain fee waivers and expenses paid by the Adviser. Absent fee waivers and expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
(6)For the period from commencement of operations (June 27, 1997) through June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.
Notes to Financial Statements - December 31, 2001 (Unaudited)

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is comprised of six open-end, diversified mutual funds: Artisan International Fund, Artisan International Small Cap Fund, Artisan Mid Cap Fund ("the Fund"), Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund. The Fund commenced operations on June 27, 1997.

     The Fund offers two classes of capital stock, Investor Shares and Institutional Shares. The Fund began offering Institutional Shares effective July 1, 2000. On July 3, 2000, 2,232,499 Investor Shares (with a net asset value of $61,550,008) were transferred to Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     Each class of the Fund has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

          At December 31, 2001 the Fund owned one security which has been valued at a fair value as determined using procedures established by the Fund's Board of Directors with a value of $118,805, representing 0.01%, of total net assets.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities.

                                                                          14
                                                                      ----------
                                                                       FOURTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (e) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

                    Average Daily Net Assets     Annual Rate
                    ------------------------     -----------
                    Less than $500 million         1.000%
                    $500 million to $750 million   0.975%
                    $750 million to $1 billion     0.950%
                    Greater than $1 billion        0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser received in 2001, an annual retainer fee of $40,000, plus a fee for each board or committee meeting attended, other than regular quarterly board meetings or committee meetings held on the same day as a board meeting, of $1,000 for an in-person meeting and $500 for a telephonic meeting. In addition, each non-interested director receives reimbursement of expenses related to his duties as a director of Artisan Funds. These fees are generally allocated to each Fund in proportion to their net assets.

                                                                          15
                                                                      ----------
                                                                       FIFTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 2001.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 2001 were $1,436,225,078 and $960,197,764, respectively.

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:
     Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 2001, based on investment cost of $1,874,943,881 for federal income tax purposes, is as follows:

     Aggregate gross unrealized appreciation on investments      $ 209,520,303
     Aggregate gross unrealized depreciation on investments       (47,120,083)
                                                                 -------------
     Net unrealized appreciation on investments                  $ 162,400,220
                                                                 =============


     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from security transactions of $70,154,284 from November 1, 2000 to June 30, 2001 are recognized for federal income tax purposes in fiscal 2002.

                                                                           16
                                                                       ---------
                                                                        SIXTEEN

-----------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Fund were as follows:


                                                      INVESTOR   INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 2001                     SHARES       SHARES
=============================================     ============= ==============
Proceeds from shares issued ..................   $ 753,736,365    $ 117,957,871
Net asset value of shares issued in
 reinvestment of distributions ...............            --               --
Cost of shares redeemed ......................    (395,295,722)     (11,109,878)
                                                 -------------    -------------
Net increase (decrease) from fund
 share activities ............................   $ 358,440,643    $ 106,847,993
                                                 =============    =============


Shares sold ..................................      31,250,909        4,848,185
Shares issued in reinvestment
 of distributions ............................            --               --
Shares redeemed ..............................     (16,522,815)        (450,853)
                                                 -------------    -------------
Net increase (decrease) in capital shares ....      14,728,094        4,397,332
                                                 =============    =============



                                                INVESTOR         INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2001                  SHARES             SHARES
============================================= =============     ==============
Net asset value of shares transferred....       $(61,550,008)       $61,550,008
Proceeds from shares issued ..............     1,641,785,894        159,249,857
Net asset value of shares issued in
 reinvestment of distributions ...........        18,694,286          3,697,764
Cost of shares redeemed ..................      (424,952,905)        (7,476,471)
                                             ---------------    ---------------
Net increase (decrease) from fund
 share activities ........................   $ 1,173,977,267    $   217,021,158
                                             ===============    ===============


Shares transferred .......................        (2,232,499)         2,232,499
Shares sold ..............................        60,053,283          5,932,913
Shares issued in reinvestment
 of distributions ........................           669,087            132,252
Shares redeemed ..........................       (16,183,492)          (283,720)
                                             ---------------    ---------------
Net increase (decrease) in capital shares         42,306,379          8,013,944
                                             ===============    ===============

                                                                          17
                                                                      ----------
                                                                      SEVENTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letter to shareholders included in this Semi-Annual Report include statistical information about the portfolio of Artisan Mid Cap Fund. That information is as of December 31, 2001; it varies with changes in the Fund's portfolio investments.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the entire portfolio, including negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.
                            DESCRIPTIONS OF INDICES
The Fund's performance is compared in this report to changes in two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. Each index is unmanaged and does not include the payment of sales commissions or other expenses that would be incurred in the purchase of the securities included in the index. All the index returns include reinvested dividends.

The indices to which the Fund is compared are:
RUSSELL MIDCAP/R INDEX is a market-weighted index that measures the performance of the 800 smallest companies in the Russell 1000/R Index, an index of the largest 1,000 U.S. companies.

The LIPPER MID CAP CORE FUNDS INDEX reflects the net asset weighted returns of the 30 largest mutual funds grouped by Lipper in the mid cap core category. Artisan Mid Cap Fund is included in the Lipper Mid-Cap Core Funds Index.

                                   TRADEMARKS
Trademarks and copyrights relating to the indexes mentioned in this report are owned by: Russell indexes: The Frank Russell Company and Lipper indexes:
Reuters Funds Information Limited (a United Kingdom corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.
--------------------------------------------------------------------------------

                                                                           18
                                                                       ---------
                                                                        EIGHTEEN

PRIVACY STATEMENT

ARTISAN FUNDS, INC.  -  ARTISAN DISTRIBUTORS LLC
-  ARTISAN PARTNERS LIMITED PARTNERSHIP

Maintaining the confidentiality of your personal financial information is very important to you and to us at Artisan.

INFORMATION WE COLLECT. To provide you with individualized service, we collect several types of nonpublic personal information about you, including:

     o information from your purchase application or subscription, and other forms you fill out and send to us in connection with your accounts (such as your name, address and social security number);

     o information about the transactions in your accounts (such as purchases, sales, account balances and average cost);

     o information about any bank account you use for transfers between your bank account and your Artisan accounts; and

     o information we receive about you or your accounts as a result of your account inquiries by mail, email or telephone.

INFORMATION WE SHARE. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted by law. So that we can complete transactions you authorize or request, and so that we can provide you information about Artisan products and services, we may disclose the information we collect about you to companies that provide services to us, such as transfer agents, or printers and mailers that prepare and distribute materials to you. Those companies use that information only to perform the services for which we hired them, and are not permitted to use or disclose that information for any other purpose. All of the information we collect may be shared among the Artisan companies, all of which are engaged in the financial services business. Finally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or otherwise as permitted or required by law.

INFORMATION SECURITY. Within Artisan, access to information about you is restricted to those employees who need to know the information to service your account. Artisan employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it. Artisan uses physical, electronic and procedural safeguards to keep your information secure.

CHANGES TO OUR PRIVACY POLICY. We reserve the right to change our privacy policy in the future, but we will not disclose your nonpublic personal information except to our affiliates and as otherwise required or permitted by law without giving you an opportunity to instruct us not to.

QUESTIONS? For questions about our privacy policy, or for additional copies of this notice, please call us at 800.399.1770.


                                                                          19
                                                                       --------
                                                                       NINETEEN

2/20/02-A2025-Inst